UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108

Pioneer Series Trust X

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  March 31, 2022

Date of reporting period: April 1, 2021 through March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Multi-Asset Ultrashort Income Fund

Annual Report | March 31, 2022

A: MAFRX	C: MCFRX	C2: MAUCX	K: MAUKX	Y: MYFRX

visit us: www.amundi.com/us

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

May 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 3

Portfolio Management Discussion | 3/31/22

In the following interview, portfolio managers Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the 12-month period ended March 31, 2022. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US); Mr. Fundreburk, a senior vice president, Director of Securitized Credit, and a portfolio manager at Amundi US, and Mr. Pauwels, a vice president and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended March 31, 2022?
A	Pioneer Multi-Asset Ultrashort Income Fund’s Class A shares returned 0.16% at net asset value (NAV) during the 12-month period ended March 31, 2022, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) US 3-Month Treasury Bill Index, returned 0.06%, and the Fund’s former benchmark, the ICE BofA US Dollar (USD) 3-Month LIBOR Index, returned 0.05%*. During the same period, the average return of the 236 mutual funds in Morningstar’s Ultrashort Bond category was -0.74%.
Q	Can you describe the market environment for fixed-income investors over the 12-month period ended March 31, 2022?
A	Entering the period back in April 2021, investors had focused their attention on positive developments pertaining to the distribution of COVID-19 vaccines, a broader economic reopening from the pandemic-induced shutdowns and restrictions, and the US government’s most recent fiscal stimulus package approved at the beginning of the 2021 calendar year. The continued dovish posture of the US Federal Reserve System (Fed) on monetary policy lent further support to the markets and helped drive an increased appetite for riskier assets such as high-yield bonds, as Federal Open Market Committee (FOMC) members hinted at a desire to remain “on the sidelines” with regard to major policy changes until at least 2023. At the time, the Fed based its projection on the view that near-term increases in inflation above the usual 2% target would be transitory, and not structural. The Fed also messaged that it would look
*	Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease with the cessation of LIBOR.

4 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

at average inflation over time, rather than feeling compelled to raise interest rates based on an isolated uptick in prices for certain goods and services.

However, the “reflation trade” wobbled during June 2021, as market participants navigated around growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” FOMC meeting that month. Treasury-market investors reacted to the updated Fed “dot plot” displaying FOMC member forecasts that pointed to a median federal funds target rate of 0.625% by year-end 2023, or 50 basis points (bps) higher than the March 2021 forecast. The Treasury yield curve saw short-end yields rise and long-end yields decline, while longer-term inflation expectations moved lower. The movement suggested investors’ doubts regarding the Fed’s long-term commitment to its current average inflation-targeting framework. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each FOMC meeting participant. A basis point is equal to 1/100th of a percentage point.)

The hawks prevailed during the September 2021 FOMC debate as to when to start tapering the asset purchases the Fed had implemented shortly after the outset of the pandemic, and at what pace. The FOMC signaled, and Fed Chair Powell affirmed, that tapering could begin as early as November 2021, and be completed by the middle of 2022.

The first quarter of 2022 saw a trifecta of concerns have a negative effect on the markets and lead to losses across most asset classes: increased geopolitical tensions driven by Russia’s invasion of Ukraine in late February; a worsening growth/inflation mix arising from a spike in commodity prices; and the prospect of rising interest rates, due to changing monetary policies by the Fed and other central banks. Russia’s invasion of Ukraine led to economic sanctions placed on Russia by the US and many European countries, which contributed to a dramatic rise in energy, metals, and food prices, while adding downside risk to real economic growth and upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated the already prevalent supply chain disruptions and raised concerns among investors about further risks to global economic growth.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 5

During the first quarter of 2022, the Fed began to move away from its highly accommodative monetary policy stance. At its mid-March meeting, the Federal Open Market Committee (FOMC) raised the federal funds rate target range by a quarter point, to 0.25%-0.50%, and indicated that further increases in the benchmark overnight lending rate would follow, and rapidly. The Fed also completed the tapering of its bond purchases, thus ending its pandemic-era quantitative easing program, and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities.

Q	Can you review your principal investment strategies during the 12-month period ended March 31, 2022, and how the strategies affected the Fund’s benchmark-relative performance?
A	The Fund’s benchmark-relative performance benefited during the period from investments in securitized assets, with portfolio exposures to residential MBS (RMBS), asset-backed securities (ABS), and commercial MBS (CMBS) making key positive contributions to relative returns. We have maintained an overweight to securitized assets in the Fund versus its peers. The Fund’s RMBS allocation included a significant position in credit-risk-transfer securities (CRTs), which transfer some of the risk of default from government agencies to the private sector. Performance of those securities received a boost from record housing prices, declining forbearance rates, and strong consumer balance sheets over the 12-month period. (Forbearance is when a mortgage servicer or lender allows the borrower to temporarily pay a mortgage at a lower payment, or pause payments on the mortgage.)

Likewise, consumer strength aided the performance of the ABS sector as the economy continued to reopen and retail sales exceeded expectations. The Fund’s CMBS allocation benefited from the floating-rate coupon structures of the assets during a 12-month period that featured a rising-interest-rate environment.

Bank loan and collateralized loan obligation (CLO) exposures also aided the Fund’s relative performance over the period. CLOs enjoyed a banner year in 2021, with record issuance and strong demand. Total issuance of CLOs in the US stood at $417 billion for the full 2021 calendar year, significantly outpacing issuance of $284 billion in 2017, the second-highest total on record. Investment-grade corporate bond positions, particularly in financials and industrials, were another positive contributor to the Fund’s relative performance over the period. Finally, a portfolio allocation

6 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

to insurance-linked securities (ILS) boosted the Fund’s benchmark-relative performance. We view the ILS exposure as helping to improve the portfolio’s risk-return profile, as ILS returns have typically had little correlation to the performance of other asset classes.

During a 12-month period that saw the Fund outperform its benchmark, there were no significant detractors from relative performance.

Q	Can you discuss the factors that affected the Fund’s income-generation (or yield), either positively or negatively, during the 12-month period ended March 31, 2022?
A	Credit spreads narrowed over the 12-month period, which had the effect of reducing the Fund’s overall income generation. However, we believe the Fund’s income generation relative to alternative investment options has remained attractive, given the continued low-interest-rate environment. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q	Did the Fund have any exposure to derivative securities during the 12-month period ended March 31, 2022?
A	The Fund had a small allocation to US Treasury futures during the period, which had no material effect on performance.
Q	What is your assessment of the current investment environment within the fixed-income markets?
A	We believe it will be difficult for the Fed to achieve a “soft” economic landing as it works to try to bring inflation back down to its stated long-term target of 2% (year-over-year, core personal consumption expenditure inflation). To the extent that domestic core inflation readouts may not decline as much as the Fed expects throughout 2022, the US central bank will then face a tough decision. The Fed would have to decide whether to continue to increase the federal funds target range to well above the 3.0% peak priced in by the market, at the risk of causing a recession, or increase the stated inflation target from 2% to 2.5%, or even to 3.0%. The potential benefit of a higher inflation target, in our view, is that the Fed could then raise the “neutral” federal funds rate target range and thus provide more room to eventually cut rates before hitting zero if,

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 7

and when, the next recession arrives. We believe the Fed may deem such a change as the lesser of two evils, but it will have to message that change very carefully in order to maintain its long-term credibility.

Overall, we see continued upside risk for yields, as we expect the terminal (or peak) federal funds rate target range to be higher than currently implied by market pricing. We would not be surprised, however, to see yields consolidate in the current range, before moving higher as it becomes clearer that the Fed may have to raise rates to a greater extent than reflected in the pricing environment we saw at the end of the first quarter of 2022.

We remain positive on the fundamental outlook for credit-oriented assets, given a backdrop of strong economic growth, low defaults, still-accommodative (for now) monetary policy, and continued global demand for yield among investors. Likewise, consumers have remained in strong shape, given low unemployment, rising wages, and higher net worth’s driven in significant part by the housing market.

With that said, we view spreads for corporate credit as relatively tight, and as a limiting factor on return potential going forward. We currently have a preference for exposure to securitized assets in the portfolio, where we think the health of the consumer could continue to support performance. In addition, we expect security selection to be a larger contributor to returns, as opposed to pure “beta” exposures in the portfolio. (Beta measures an investment’s sensitivity to market movements in relation to an index.)

We continue to believe that the Fund offers a compelling option for investors seeking a strategic alternative to other short-term investment vehicles.

8 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Please refer to the Schedule of Investments on pages 21–87 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund has the ability to invest in a wide variety of debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

The Fund may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s or an underlying fund’s investments decline in value.

The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 9

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.

Investments in equity securities are subject to price fluctuation.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.

10 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi normally seeks to avoid receiving material, non-public information.

The Fund is not a money market fund.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund’s risks.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 11

Portfolio Summary | 3/31/22

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	U.S. Treasury Bills, 4/12/22	1.54%
2.	U.S. Treasury Bills, 4/26/22	1.03
3.	Fannie Mae, 3.00%, 4/1/52 (TBA)	0.71
4.	Fannie Mae, 2.50%, 4/1/52 (TBA)	0.69
5.	Mitsubishi UFJ Financial Group, Inc., 1.048% (3 Month USD
	LIBOR + 79 bps), 7/25/22	0.52
6.	Truist Bank, 1.059% (3 Month USD LIBOR + 59 bps), 5/17/22	0.51
7.	Pagaya AI Debt Trust, Series 2022-1, Class A, 2.03%, 10/15/29 (144A)	0.51
8.	Cardinal Health, Inc., 1.596% (3 Month USD LIBOR + 77 bps), 6/15/22	0.50
9.	American Express Co., 0.927% (3 Month USD LIBOR + 61 bps), 8/1/22	0.49
10.	Standard Chartered Plc, 2.039% (SOFR + 174 bps), 3/30/26 (144A)	0.48

* Excludes short term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Prices and Distributions | 3/31/22

Net Asset Value per Share
Class	3/31/22	3/31/21
A	$9.61	$9.71
C	$9.61	$9.71
C2	$9.62	$9.72
K	$9.64	$9.74
Y	$9.63	$9.73

Distributions per Share: 4/1/21 – 3/31/22
	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1155	$ —	$ —
C	$0.0841	$ —	$ —
C2	$0.0868	$ —	$ —
K	$0.1381	$ —	$ —
Y	$0.1299	$ —	$ —

The ICE Bank of America U.S. 3-Month Treasury Bill Index measures the performance of a single issue of outstanding Treasury bills which mature closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month, that issue is sold and rolled into a newly selected issue.

The ICE Bank of America U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14–18.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 13

Performance Update | 3/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month LIBOR Index.*

Average Annual Total Returns

(As of March 31, 2022)

			ICE BofA	ICE BofA
			U.S.	U.S.
	Net	Public	3-Month	Dollar
	Asset	Offering	Treasury	3-Month
	Value	Price	Bill	LIBOR
Period	(NAV)	(POP)*	Index	Index
10 years	1.25%	1.25%	0.63%	0.87%
5 years	1.24	1.24	1.13	1.35
1 year	0.16	0.16	0.06	0.05

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.60%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share.

*POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

* Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease with the cessation of LIBOR.

14 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Performance Update | 3/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month LIBOR Index.*

Average Annual Total Returns

(As of March 31, 2022)

		ICE BofA	ICE BofA
		U.S.	U.S.
		3-Month	Dollar
		Treasury	3-Month
		Bill	LIBOR
Period	NAV	Index	Index
10 years	0.93%	0.63%	0.87%
5 years	0.94	1.13	1.35
1 year	-0.17	0.06	0.05

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.91%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

* Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease with the cessation of LIBOR.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 15

Performance Update | 3/31/22	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month LIBOR Index.*

Average Annual Total Returns

(As of March 31, 2022)

			ICE BofA	ICE BofA
			U.S.	U.S.
			3-Month	Dollar
			Treasury	3-Month
	If	If	Bill	LIBOR
Period	Held	Redeemed	Index	Index
10 years	0.94%	0.94%	0.63%	0.87%
5 years	0.96	0.96	1.13	1.35
1 year	-0.14	-1.13	0.06	0.05

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

* Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease with the cessation of LIBOR.

16 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Performance Update | 3/31/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month LIBOR Index.*

Average Annual Total Returns

(As of March 31, 2022)

		ICE BofA	ICE BofA
		U.S.	U.S.
	Net	3-Month	Dollar
	Asset	Treasury	3-Month
	Value	Bill	LIBOR
Period	(NAV)	Index	Index
10 years	1.49%	0.63%	0.87%
5 years	1.51	1.13	1.35
1 year	0.39	0.06	0.05

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.37%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

* Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease with the cessation of LIBOR.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 17

Performance Update | 3/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index and the ICE BofA U.S. Dollar 3-Month LIBOR Index.*

Average Annual Total Returns

(As of March 31, 2022)

		ICE BofA	ICE BofA
		U.S.	U.S.
	Net	3-Month	Dollar
	Asset	Treasury	3-Month
	Value	Bill	LIBOR
Period	(NAV)	Index	Index
10 years	1.41%	0.63%	0.87%
5 years	1.41	1.13	1.35
1 year	0.30	0.06	0.05

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.45%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

* Effective January 1, 2022, the Fund changed its benchmark from the ICE BofA USD 3-Month LIBOR Index to the ICE BofA US 3-Month Treasury Bill Index, because the ICE BofA USD 3-Month LIBOR Index will cease with the cessation of LIBOR.

18 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund

Based on actual returns from October 1, 2021 through March 31, 2022.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$995.50	$993.90	$994.10	$996.70	$996.30
(after expenses)
on 3/31/22
Expenses Paid	$2.94	$4.52	$4.38	$1.79	$2.19
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 0.59%, 0.91%, 0.88%, 0.36%, and 0.44% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2021 through March 31, 2022.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$1,021.99	$1,020.39	$1,020.54	$1,023.14	$1,022.74
(after expenses)
on 3/31/22
Expenses Paid	$2.97	$4.58	$4.43	$1.82	$2.22
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 0.59%, 0.91%, 0.88%, 0.36%, and 0.44% for Class A, Class C, Class C2, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

20 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Schedule of Investments | 3/31/22

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 102.5%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 4.9% of Net Assets*(a)
Advanced Materials — 0.0%†
957,062	Gemini HDPE LLC, 2027 Advance, 3.50% (LIBOR +
	300 bps), 12/31/27	$ 944,700
	Total Advanced Materials	$ 944,700
Advertising Sales — 0.1%
975,000	Clear Channel Outdoor Holdings, Inc., Term B Loan,
	3.799% (LIBOR + 350 bps), 8/21/26	$ 960,193
1,475,298	Outfront Media Capital LLC (Outfront Media Capital
Corporation), Extended Term Loan, 2.207% (LIBOR +
	175 bps), 11/18/26	1,451,693
	Total Advertising Sales	$ 2,411,886
Advertising Services — 0.0%†
748,125	Dotdash Meredith, Inc., Term Loan B, 4.50% (SOFR +
	400 bps), 12/1/28	$ 744,072
	Total Advertising Services	$ 744,072
Aerospace & Defense — 0.0%†
1,543,750	ADS Tactical, Inc., Initial Term Loan, 6.75% (LIBOR +
	575 bps), 3/19/26	$ 1,489,719
	Total Aerospace & Defense	$ 1,489,719
Airlines — 0.1%
500,000	Air Canada, Term Loan, 4.25% (LIBOR +
	350 bps), 8/11/28	$ 495,375
2,375,534	American Airlines, Inc., 2018 Replacement Term Loan,
	2.197% (LIBOR + 175 bps), 6/27/25	2,242,651
742,500	United AirLines, Inc., Class B Term Loan, 4.50% (LIBOR +
	375 bps), 4/21/28	735,075
	Total Airlines	$ 3,473,101
Applications Software — 0.0%†
740,625	Flexera Software LLC, First Lien Term B-1 Loan, 4.50%
	(LIBOR + 375 bps), 3/3/28	$ 733,126
	Total Applications Software	$ 733,126
Auto Parts & Equipment — 0.1%
493,543	IXS Holdings, Inc., Initial Term Loan, 5.00% (LIBOR +
	425 bps), 3/5/27	$ 467,385
2,291,666	Visteon Corp., 2018 New Term Loan, 2.258% (LIBOR +
	175 bps), 3/25/24	2,261,589
	Total Auto Parts & Equipment	$ 2,728,974
Auto Repair Centers — 0.0%†
1,500,000	Driven Holdings, LLC, 2021 Term Loan, 3.517% (LIBOR +
	300 bps), 12/17/28	$ 1,488,750
	Total Auto Repair Centers	$ 1,488,750

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 21

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
Auto-Truck Trailers — 0.0%†
498,744	American Trailer World Corp., First Lien Initial Term
	Loan, 4.50% (Term SOFR + 375 bps), 3/3/28	$ 481,703
1,166,666	Novae LLC, Tranche B Term Loan, 5.75% (Term SOFR +
	500 bps), 12/22/28	1,160,833
	Total Auto-Truck Trailers	$ 1,642,536
Batteries/Battery Systems — 0.0%†
742,500	Energizer Holdings, Inc., 2020 Term Loan, 2.75%
	(LIBOR + 225 bps), 12/22/27	$ 728,578
	Total Batteries/Battery Systems	$ 728,578
Broadcast Service & Programing — 0.0%†
1,100,000	Univision Communications, Inc., First Lien Initial Term
	Loan, 4.00% (LIBOR + 325 bps), 1/31/29	$ 1,091,750
	Total Broadcast Service & Programing	$ 1,091,750
Building & Construction — 0.0%†
208,432	DG Investment Intermediate Holdings 2, Inc., First Lien
Closing Date Initial Term Loan, 4.25% (LIBOR +
	350 bps), 3/31/28	$ 208,432
1,143,978	Service Logic Acquisition, Inc., First Lien Closing Date
Initial Term Loan, 4.75% (LIBOR +
	400 bps), 10/29/27	1,135,398
	Total Building & Construction	$ 1,343,830
Building & Construction Products — 0.0%†
495,000	Cornerstone Building Brands, Inc., Tranche B Term
	Loan, 3.75% (LIBOR + 325 bps), 4/12/28	$ 480,460
478,313	Standard Industries Inc., Initial Term Loan, 3.788%
	(LIBOR + 250 bps), 9/22/28	476,758
399,000	Zurn LLC (Zurn Holdings, Inc.), First Lien Term B Loan,
	2.75% (LIBOR + 225 bps), 10/4/28	397,254
	Total Building & Construction Products	$ 1,354,472
Cable & Satellite Television — 0.3%
2,481,250	Cable One, Inc., Incremental Term B-4 Loan, 2.457%
	(LIBOR + 200 bps), 5/3/28	$ 2,455,507
2,969,543	Charter Communications Operating, LLC, Term B-2
	Loan, 2.21% (LIBOR + 175 bps), 2/1/27	2,948,198
1,325,063	CSC Holdings LLC (fka CSC Holdings Inc. (Cablevision)),
October 2018 Incremental Term Loan, 2.647% (LIBOR
	+ 225 bps), 1/15/26	1,303,648
997,500	Radiate Holdco LLC, Amendment No. 6 Term Loan,
	4.00% (LIBOR + 325 bps), 9/25/26	990,375
1,025,000	Virgin Media Bristol LLC, Facility Q, 3.647% (LIBOR +
	325 bps), 1/31/29	1,018,434
1,484,673	Virgin Media Bristol LLC, N Facility, 2.897% (LIBOR +
	250 bps), 1/31/28	1,467,739
2,175,000	Ziggo Financing Partnership, Term Loan I Facility,
	2.897% (LIBOR + 250 bps), 4/30/28	2,144,074
	Total Cable & Satellite Television	$ 12,327,975

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
Casino Hotels — 0.1%
1,480,670	Caesars Resort Collection, LLC, Term B Loan, 3.208%
	(LIBOR + 275 bps), 12/23/24	$ 1,475,117
1,484,341	Station Casinos LLC, Term B-1 Facility Loan, 2.71%
	(LIBOR + 225 bps), 2/8/27	1,466,715
	Total Casino Hotels	$ 2,941,832
Casino Services — 0.1%
2,619,718	Flutter Entertainment plc, USD Term Loan, 3.256%
	(SOFR + 225 bps), 7/21/26	$ 2,600,070
	Total Casino Services	$ 2,600,070
Cellular Telecom — 0.0%†
1,243,750	Xplornet Communications, Inc., First Lien Refinancing
	Term Loan, 4.50% (LIBOR + 400 bps), 10/2/28	$ 1,222,917
	Total Cellular Telecom	$ 1,222,917
Chemicals-Diversified — 0.1%
1,088,037	ARC Falcon I Inc., Initial Term Loan, 4.25% (LIBOR +
	375 bps), 9/30/28	$ 1,063,103
995,000	Orion Engineered Carbons GmbH, 2021 Initial Dollar
	Term Loan, 3.256% (LIBOR + 225 bps), 9/24/28	971,991
	Total Chemicals-Diversified	$ 2,035,094
Chemicals-Specialty — 0.1%
997,500	Diamond (BC) BV, Amendment No. 3 Refinancing
	Term Loan, 3.25% (LIBOR + 275 bps), 9/29/28	$ 979,108
992,500	INEOS Styrolution Group GmbH, 2026 Tranche B
	Dollar Term Loan, 3.25% (LIBOR + 275 bps), 1/29/26	975,338
997,500	Olympus Water US Holding Corporation, Initial
	Dollar Term Loan, 4.813% (LIBOR + 375 bps), 11/9/28	974,165
1,719,380	Tronox Finance LLC, First Lien Refinancing Term
	Loan, 3.256% (LIBOR + 225 bps), 3/10/28	1,693,590
	Total Chemicals-Specialty	$ 4,622,201
Commercial Services — 0.2%
997,500	AEA International Holdings (Luxembourg) S.a.r.l.,
First Lien Initial Term Loan, 4.813% (LIBOR +
	375 bps), 9/7/28	$ 996,253
1,875,000	Amentum Government Services Holdings LLC, First
Lien Tranche 3 Term Loan, 4.50% (Term SOFR +
	400 bps), 2/15/29	1,864,843
986,339	APi Group DE, Inc., 2021 Incremental Term Loan,
	3.207% (LIBOR + 275 bps), 1/3/29	978,942
1,119,375	CoreLogic, Inc. (fka First American Corporation),
First Lien Initial Term Loan, 4.00% (LIBOR +
	350 bps), 6/2/28	1,104,263
475,000	Pre-Paid Legal Services, Inc., First Lien Initial Term
	Loan, 4.25% (LIBOR + 375 bps), 12/15/28	469,904
1,781,281	Trans Union LLC, 2019 Replacement Term B-5 Loan,
	2.207% (LIBOR + 175 bps), 11/16/26	1,753,607

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 23

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
Commercial Services — (continued)
1,606,666	Trans Union LLC, 2021 Incremental Term B-6 Loan,
	2.75% (LIBOR + 225 bps), 12/1/28	$ 1,595,620
496,250	Verscend Holding Corp., Term B-1 Loan, 4.458%
	(LIBOR + 400 bps), 8/27/25	495,630
	Total Commercial Services	$ 9,259,062
Computer Data Security — 0.1%
1,246,875	Magenta Buyer LLC, First Lien Initial Term Loan, 5.75%
	(LIBOR + 500 bps), 7/27/28	$ 1,237,913
698,246	Vision Solutions, Inc. (Precisely Software Incorporated),
First Lien Third Amendment Term Loan, 4.75%
	(LIBOR + 400 bps), 4/24/28	691,045
	Total Computer Data Security	$ 1,928,958
Computer Services — 0.1%
2,580,500	Ahead DB Holdings LLC, First Lien Term B Loan, 4.76%
	(LIBOR + 375 bps), 10/18/27	$ 2,560,341
1,215,141	Peraton Corp., First Lien Term B Loan, 4.50% (LIBOR +
	375 bps), 2/1/28	1,206,895
1,704,681	Science Applications International Corporation,
	Tranche B2 Loan, 2.333% (LIBOR + 188 bps), 3/12/27	1,694,737
895,500	Sitel Group, Initial Dollar Term Loan, 4.21% (LIBOR +
	375 bps), 8/28/28	889,810
	Total Computer Services	$ 6,351,783
Computer Software — 0.0%†
500,000	Cornerstone OnDemand, Inc., First Lien Initial Term
	Loan, 4.25% (LIBOR + 375 bps), 10/16/28	$ 495,625
396,000	Rackspace Technology Global, Inc., First Lien 2021
	Term B Loan, 3.50% (LIBOR + 275 bps), 2/15/28	388,823
	Total Computer Software	$ 884,448
Computers-Integrated Systems — 0.1%
3,423,552	NCR Corporation, 2019 Initial Term Loan, 2.80%
	(LIBOR + 250 bps), 8/28/26	$ 3,389,316
	Total Computers-Integrated Systems	$ 3,389,316
Consulting Services — 0.0%†
950,600	MAG DS Corp., Initial Term Loan, 6.506% (LIBOR +
	550 bps), 4/1/27	$ 886,435
	Total Consulting Services	$ 886,435
Consumer Products — 0.0%†
495,000	Spectrum Brands, Inc., 2021 Term Loan, 2.50%
	(LIBOR + 200 bps), 3/3/28	$ 487,884
	Total Consumer Products	$ 487,884
Containers-Paper & Plastic — 0.2%
5,738,145	Berry Global, Inc., Term Z Loan, 2.071% (LIBOR +
	175 bps), 7/1/26	$ 5,664,823

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
Containers-Paper & Plastic — (continued)
1,487,525	ProAmpac PG Borrower LLC, First Lien 2020-1 Term
	Loan, 4.504% (LIBOR + 375 bps), 11/3/25	$ 1,459,014
	Total Containers-Paper & Plastic	$ 7,123,837
Cruise Lines — 0.0%†
1,473,750	Carnival Corp., Initial Advance, 3.75% (LIBOR +
	300 bps), 6/30/25	$ 1,439,117
	Total Cruise Lines	$ 1,439,117
Data Processing & Management — 0.0%†
456,438	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	$ 444,742
500,000	Dun & Bradstreet Corp., 2022 Incremental Term B-2
	Loan, 3.56% (Term SOFR + 325 bps), 1/18/29	494,375
	Total Data Processing & Management	$ 939,117
Diagnostic Equipment — 0.1%
2,527,051	Avantor Funding, Inc., 2021 Incremental B-5 Dollar
	Term Loan, 2.75% (LIBOR + 225 bps), 11/8/27	$ 2,511,783
1,483,788	Curia Global, Inc., First Lien 2021 Term Loan, 4.50%
	(LIBOR + 375 bps), 8/30/26	1,473,772
	Total Diagnostic Equipment	$ 3,985,555
Direct Marketing — 0.0%†
1,183,331	Red Ventures, LLC (New Imagitas, Inc.), First Lien
	Term B-2 Loan, 2.957% (LIBOR + 250 bps), 11/8/24	$ 1,170,610
	Total Direct Marketing	$ 1,170,610
Disposable Medical Products — 0.1%
1,000,000	Medline Borrower, LP, Initial Dollar Term Loan, 3.75%
	(LIBOR + 325 bps), 10/23/28	$ 990,622
1,200,000	Sotera Health Holdings, LLC, First Lien Refinancing
	Loan, 3.25% (LIBOR + 275 bps), 12/11/26	1,188,750
	Total Disposable Medical Products	$ 2,179,372
Distribution & Wholesale — 0.1%
500,000	Pearls Bidco B.V. (Netherlands), Facility B (USD), 4.83%
	(Term SOFR + 400 bps), 2/28/29	$ 490,938
1,237,500	Resideo Funding Inc., Initial Term Loan, 2.75% (LIBOR +
	225 bps), 2/11/28	1,221,645
1,987,488	Univar Solutions USA Inc., Term B-6 Loan, 2.207%
	(LIBOR + 175 bps), 6/3/28	1,973,823
	Total Distribution & Wholesale	$ 3,686,406
E-Commerce — 0.0%†
495,000	CNT Holdings I Corp., First Lien Initial Term Loan, 4.25%
	(LIBOR + 350 bps), 11/8/27	$ 492,958
	Total E-Commerce	$ 492,958

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 25

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
Electric-Generation — 0.1%
2,035,469	Eastern Power, LLC (Eastern Covert Midco, LLC),
	Term Loan, 4.756% (LIBOR + 375 bps), 10/2/25	$ 1,461,467
556,384	Vistra Operations Company LLC (fka Tex Operations
Company LLC), 2018 Incremental Term Loan, 2.192%
	(LIBOR + 175 bps), 12/31/25	551,620
	Total Electric-Generation	$ 2,013,087
Electric-Integrated — 0.0%†
479,452	Pike Corp., 2028 Initial Term Loan, 3.46% (LIBOR +
	300 bps), 1/21/28	$ 476,156
	Total Electric-Integrated	$ 476,156
Electronic Composition — 0.0%†
1,821,776	Compass Power Generation LLC, Tranche B-1 Term
	Loan, 4.50% (LIBOR + 350 bps), 12/20/24	$ 1,800,142
	Total Electronic Composition	$ 1,800,142
Engines — 0.0%†
1,492,500	Arcline FM Holdings, LLC, First Lien Initial Term Loan,
	5.50% (LIBOR + 475 bps), 6/23/28	$ 1,476,642
	Total Engines	$ 1,476,642
Enterprise Software & Services — 0.1%
1,000,000	First Advantage Holdings, LLC, First Lien Term B-1
	Loan, 3.207% (LIBOR + 275 bps), 1/31/27	$ 993,875
1,243,750	Skopima Consilio Parent LLC, First Lien Initial Term
	Loan, 4.50% (LIBOR + 400 bps), 5/12/28	1,231,624
486,396	Verint Systems, Inc., Refinancing Term Loan, 2.231%
	(LIBOR + 200 bps), 6/28/24	483,356
	Total Enterprise Software & Services	$ 2,708,855
Entertainment Software — 0.0%†
841,500	Playtika Holding Corp., Term B-1 Loan, 3.207%
	(LIBOR + 275 bps), 3/13/28	$ 831,507
	Total Entertainment Software	$ 831,507
Finance-Credit Card — 0.0%†
496,253	FleetCor Technologies Operating Company, LLC,
	Term B-4 Loan, 2.207% (LIBOR + 175 bps), 4/28/28	$ 489,075
	Total Finance-Credit Card	$ 489,075
Finance-Investment Banker — 0.1%
2,475,000	Citadel Securities LP, 2021 Term Loan, 2.927%
	(Term SOFR + 250 bps), 2/2/28	$ 2,464,615
940,500	Hudson River Trading LLC, Term Loan, 3.427%
	(Term SOFR + 300 bps), 3/20/28	927,861
	Total Finance-Investment Banker	$ 3,392,476

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
Finance-Leasing Company — 0.1%
1,144,959	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
	2.50% (LIBOR + 175 bps), 1/15/25	$ 1,130,647
1,357,781	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	2.25% (LIBOR + 150 bps), 2/12/27	1,329,292
1,238,097	Avolon TLB Borrower 1 (US) LLC, Term B-5 Loan,
	2.75% (LIBOR + 225 bps), 12/1/27	1,228,811
2,430,000	Setanta Aircraft Leasing DAC, Loan, 3.006% (LIBOR +
	200 bps), 11/5/28	2,399,190
	Total Finance-Leasing Company	$ 6,087,940
Food-Meat Products — 0.1%
1,910,062	JBS USA Lux S.A. (fka JBS USA, LLC), New Term
	Loan, 2.804% (LIBOR + 200 bps), 5/1/26	$ 1,895,736
	Total Food-Meat Products	$ 1,895,736
Food-Wholesale & Distributions — 0.0%†
975,000	US Foods, Inc. (aka U.S. Foodservice, Inc.),
Incremental B-2019 Term Loan, 2.508% (LIBOR +
	200 bps), 9/13/26	$ 957,802
	Total Food-Wholesale/Distrib	$ 957,802
Footwear & Related Apparel — 0.1%
3,000,000	Crocs, Inc., Term Loan, 4.45% (Term SOFR +
	350 bps), 2/20/29	$ 2,937,186
	Total Footwear & Related Apparel	$ 2,937,186
Forestry — 0.0%†
1,576,000	Asplundh Tree Expert, LLC, Amendment No. 1 Term
	Loan, 2.207% (LIBOR + 175 bps), 9/7/27	$ 1,561,816
	Total Forestry	$ 1,561,816
Gambling (Non-Hotel) — 0.1%
997,500	Bally’s Corporation, Term B Facility Loan, 3.75%
	(LIBOR + 325 bps), 10/2/28	$ 992,824
627,000	Enterprise Development Authority, Term B Loan,
	5.00% (LIBOR + 425 bps), 2/28/28	623,473
3,525,032	Scientific Games International, Inc., Initial Term B-5
	Loan, 3.207% (LIBOR + 275 bps), 8/14/24	3,512,303
	Total Gambling (Non-Hotel)	$ 5,128,600
Hazardous Waste Disposal — 0.0%†
1,496,250	Clean Harbors, Inc., 2021 Incremental Term Loan,
	2.457% (LIBOR + 200 bps), 10/8/28	$ 1,487,460
	Total Hazardous Waste Disposal	$ 1,487,460
Home Furnishings — 0.0%†
995,000	Herman Miller, Inc. , Initial Term B Loan, 2.563%
	(LIBOR + 200 bps), 7/19/28	$ 981,164
	Total Home Furnishings	$ 981,164

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 27

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
Hotels & Motels — 0.0%†
497,500	Hilton Grand Vacations Borrower LLC, Initial Term
	Loan, 3.50% (LIBOR + 300 bps), 8/2/28	$ 495,246
	Total Hotels & Motels	$ 495,246
Human Resources — 0.0%†
990,000	CCRR Parent, Inc., First Lien Initial Term Loan, 4.76%
	(LIBOR + 375 bps), 3/6/28	$ 994,641
882,190	Team Health Holdings, Inc., Extended Term Loan,
	6.25% (Term SOFR + 525 bps), 3/2/27	842,767
	Total Human Resources	$ 1,837,408
Independ Power Producer — 0.0%†
742,063	Calpine Construction Finance Company, L.P.,
	Term B Loan, 2.457% (LIBOR + 200 bps), 1/15/25	$ 732,169
487,500	Calpine Corporation, Term Loan, 2.458% (LIBOR +
	200 bps), 8/12/26	481,493
480,267	EFS Cogen Holdings I LLC, Term B Advance, 4.51%
	(LIBOR + 350 bps), 10/1/27	469,461
	Total Independ Power Producer	$ 1,683,123
Insurance Brokers — 0.0%†
972,500	Alliant Holdings Intermediate, LLC, 2019 New Term
	Loan, 3.708% (LIBOR + 325 bps), 5/9/25	$ 960,344
334,250	USI, Inc. (fka Compass Investors Inc.), 2017 New Term
	Loan, 4.006% (LIBOR + 300 bps), 5/16/24	332,654
	Total Insurance Brokers	$ 1,292,998
Internet Security — 0.0%†
1,000,000(b)	NortonLifeLock, Inc., Term Loan B, 1/28/29	$ 989,375
	Total Internet Security	$ 989,375
Investment Management & Advisory Services — 0.1%
992,500	Edelman Financial Engines Center LLC, First Lien 2021
	Initial Term Loan, 4.25% (LIBOR + 350 bps), 4/7/28	$ 982,885
1,000,000	LHS Borrower LLC, Initial Term Loan, 5.401% (Term
	SOFR + 475 bps), 2/16/29	991,250
1,500,000	Russell Investments US Institutional Holdco, Inc.,
	2025 Term Loan, 4.50% (LIBOR + 350 bps), 5/30/25	1,484,218
	Total Investment Management & Advisory Services	$ 3,458,353
Lasers-System & Components — 0.1%
2,500,000(b)	II-VI Incorporated, Term Loan B, 12/8/28	$ 2,472,918
	Total Lasers-Syst/Components	$ 2,472,918
Machinery — 0.0%†
1,500,000(b)	Ali Group S.R.L., Term Loan B, 10/13/28	$ 1,474,687
93,197	Clark Equipment Company, Repriced 2019 Term
	Loan, 2.841% (LIBOR + 184 bps), 5/18/24	92,979
137,957	Gardner Denver, Inc., 2020 GDI Tranche B-2 Dollar
	Term Loan, 2.208% (LIBOR + 175 bps), 3/1/27	135,965
	Total Machinery	$ 1,703,631

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
Machinery-Construction & Mining — 0.0%†
59,005	Terex Corporation, 2018 Incremental U.S. Term
	Loan, 2.75% (LIBOR + 200 bps), 1/31/24	$ 59,005
	Total Machinery-Construction & Mining	$ 59,005
Machinery-Pumps — 0.0%†
1,084,670	Circor International, Inc., Initial Term Loan, 5.00%
	(LIBOR + 450 bps), 12/20/28	$ 1,057,553
	Total Machinery-Pumps	$ 1,057,553
Medical Information Systems — 0.0%†
641,304	athenahealth, Inc., Initial Term Loan, 4.00% (Term
	SOFR + 350 bps), 2/15/29	$ 635,893
	Total Medical Information Systems	$ 635,893
Medical Labs & Testing Services — 0.2%
992,481	Catalent Pharma Solutions, Inc., 2021 Incremental
	Dollar Term B-3, 2.50% (LIBOR + 200 bps), 2/22/28	$ 993,722
2,370,375	Envision Healthcare Corp., Initial Term Loan, 4.207%
	(LIBOR + 375 bps), 10/10/25	1,594,923
1,023,625	Icon Public Limited Company, Lux Term Loan, 3.313%
	(LIBOR + 225 bps), 7/3/28	1,019,146
1,787,306	Iqvia Inc. (Quintiles IMS), Incremental Term B-2 Dollar
	Loan, 2.207% (LIBOR + 175 bps), 1/17/25	1,775,018
1,799,333	Phoenix Guarantor Inc., First Lien Tranche B-1 Term
	Loan, 3.707% (LIBOR + 325 bps), 3/5/26	1,780,375
1,237,500	Phoenix Guarantor Inc., First Lien Tranche B-3 Term
	Loan, 3.947% (LIBOR + 350 bps), 3/5/26	1,224,462
1,343,250	U.S. Anesthesia Partners, Inc., First Lien Initial Term
	Loan, 4.75% (LIBOR + 425 bps), 10/1/28	1,336,115
	Total Medical Labs & Testing Services	$ 9,723,761
Medical Products — 0.0%†
1,480,162	NMN Holdings III Corp., First Lien Closing Date Term
	Loan, 6.25% (LIBOR + 375 bps), 11/13/25	$ 1,443,158
317,889	NMN Holdings III Corp., First Lien Delayed Draw Term
	Loan, 6.25% (LIBOR + 375 bps), 11/13/25	309,942
	Total Medical Products	$ 1,753,100
Medical-Biomedical & Generation — 0.0%†
260,518	RPI Intermediate Finance Trust, Term B-1 Term
	Facility, 2.207% (LIBOR + 175 bps), 2/11/27	$ 258,890
	Total Medical-Biomedical & Generation	$ 258,890
Medical-Drugs — 0.2%
1,818,823	Bausch Health Companies Inc., First Incremental
	Term Loan, 3.207% (LIBOR + 275 bps), 11/27/25	$ 1,805,181
1,854,601	Bausch Health Companies Inc., Initial Term Loan,
	3.457% (LIBOR + 300 bps), 6/2/25	1,842,431
2,352,501	Grifols Worldwide Operations Limited, Dollar
Tranche B Term Loan, 2.457% (LIBOR + 200
	bps), 11/15/27	2,312,149

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 29

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
Medical-Drugs — (continued)
255,037	Icon Public Limited Company, U.S. Term Loan, 3.313%
	(LIBOR + 225 bps), 7/3/28	$ 253,921
1,116,562	Jazz Pharmaceuticals Public Limited Company, Initial
	Dollar Term Loan, 4.00% (LIBOR + 350 bps), 5/5/28	1,114,159
1,446,250	Organon & Co., Dollar Term Loan, 3.563% (LIBOR +
	300 bps), 6/2/28	1,440,148
800,000	Padagis LLC, Term B Loan, 5.25% (LIBOR + 475
	bps), 7/6/28	795,500
	Total Medical-Drugs	$ 9,563,489
Medical-Hospitals — 0.0%†
1,300,000	EyeCare Partners, LLC, First Lien Amendment No. 1
	Term Loan, 4.756% (LIBOR + 375 bps), 11/15/28	$ 1,288,083
	Total Medical-Hospitals	$ 1,288,083
Medical-Wholesale Drug Distribution — 0.0%†
1,455,000	Vizient, Inc., Term B-6 Loan, 2.449% (LIBOR +
	200 bps), 5/6/26	$ 1,434,864
	Total Medical-Wholesale Drug Distribution	$ 1,434,864
Metal Processors & Fabrication — 0.0%†
351,713	WireCo WorldGroup, Inc., Initial Term Loan, 4.75%
	(LIBOR + 425 bps), 11/13/28	$ 349,075
	Total Metal Processors & Fabrication	$ 349,075
Multimedia — 0.0%†
415,625	The E.W. Scripps Company, Tranche B-3 Term Loan,
	3.75% (LIBOR + 300 bps), 1/7/28	$ 414,153
	Total Multimedia	$ 414,153
Music — 0.0%†
1,000,000	WMG Acquisition Corp., Tranche G Term Loan, 2.582%
	(LIBOR + 213 bps), 1/20/28	$ 991,875
	Total Music	$ 991,875
Networking Products — 0.1%
2,518,125	GoTo Group, Inc., First Lien Initial Term Loan, 5.218%
	(LIBOR + 475 bps), 8/31/27	$ 2,479,829
	Total Networking Products	$ 2,479,829
Non-hazardous Waste Disposal — 0.1%
1,314,179	GFL Environmental Inc., 2020 Refinancing Term Loan,
	3.50% (LIBOR + 300 bps), 5/30/25	$ 1,311,011
744,375	WIN Waste Innovations Holdings Inc., Initial Term
	Loan, 3.756% (LIBOR + 275 bps), 3/24/28	738,094
	Total Non-hazardous Waste Disposal	$ 2,049,105
Office Automation & Equipment — 0.0%†
1,079,100	Pitney Bowes, Inc., Refinancing Tranche B Term Loan,
	4.46% (LIBOR + 400 bps), 3/17/28	$ 1,062,914
	Total Office Automation & Equipment	$ 1,062,914

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
Oil Comp-Explor & Production — 0.0%†
1,496,250	Southwestern Energy Company, Initial Loan, 3.151%
	(Term SOFR + 250 bps), 6/22/27	$ 1,486,898
	Total Oil Comp-Explor & Production	$ 1,486,898
Paper & Related Products — 0.1%
2,580,500	Schweitzer-Mauduit International, Inc., Term B Loan,
	4.50% (LIBOR + 375 bps), 4/20/28	$ 2,535,341
120,000	Sylvamo Corp., Term Loan B, 5.00% (LIBOR +
	450 bps), 8/18/28	117,150
	Total Paper & Related Products	$ 2,652,491
Pharmacy Services — 0.0%†
903,093	Change Healthcare Holdings, LLC, Closing Date Term
	Loan, 3.50% (LIBOR + 250 bps), 3/1/24	$ 899,384
	Total Pharmacy Services	$ 899,384
Physical Therapy & Rehabilitation Centers — 0.0%†
1,000,000	Summit Behavioral Healthcare LLC, First Lien Initial
	Term Loan, 5.50% (LIBOR + 475 bps), 11/24/28	$ 975,000
	Total Physical Therapy & Rehabilitation Centers	$ 975,000
Pipelines — 0.1%
3,515,750	Centurion Pipeline Company, LLC, Initial Term Loan,
	3.707% (LIBOR + 325 bps), 9/29/25	$ 3,470,338
1,246,875	Oryx Midstream Services Permian Basin LLC, Initial
	Term Loan, 3.75% (LIBOR + 325 bps), 10/5/28	1,238,108
	Total Pipelines	$ 4,708,446
Printing-Commercial — 0.0%†
744,375	Cimpress plc, Tranche B-1 Term Loan, 4.00% (LIBOR +
	350 bps), 5/17/28	$ 737,396
	Total Printing-Commercial	$ 737,396
Private Equity — 0.0%†
597,800(b)	Victory Capital Holdings, Inc., 2021 Incremental Term
	Loan, 12/29/28	$ 589,953
753,861	Victory Capital Holdings, Inc., Tranche B-2 Term Loan,
	2.466% (LIBOR + 225 bps), 7/1/26	744,909
	Total Private Equity	$ 1,334,862
Property & Casualty Insurance — 0.1%
4,679,627	Asurion LLC, New B-7 Term Loan, 3.457% (LIBOR +
	300 bps), 11/3/24	$ 4,626,008
1,182,376	Asurion LLC, New B-8 Term Loan, 3.707% (LIBOR +
	325 bps), 12/23/26	1,158,412
990,000	Asurion LLC, New B-9 Term Loan, 3.707% (LIBOR +
	325 bps), 7/31/27	971,231
	Total Property & Casualty Insurance	$ 6,755,651

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 31

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
Protection-Safety — 0.0%†
497,500	APX Group, Inc., Initial Term Loan, 4.005% (LIBOR +
	350 bps), 7/10/28	$ 491,800
921,208	Prime Security Services Borrower, LLC, First Lien 2021
Refinancing Term B-1 Loan, 3.50% (LIBOR +
	275 bps), 9/23/26	915,386
	Total Protection-Safety	$ 1,407,186
Racetracks — 0.0%†
495,000	Churchill Downs Incorporated, 2021 Incremental
	Term B Loan, 2.46% (LIBOR + 200 bps), 3/17/28	$ 491,700
	Total Racetracks	$ 491,700
Real Estate Management/Services — 0.0%†
1,240,625	RE/MAX, LLC (fka RE/MAX International, LLC),
	Term Loan, 3.00% (LIBOR + 250 bps), 7/21/28	$ 1,218,914
	Total Real Estate Management/Services	$ 1,218,914
Recreational Centers — 0.0%†
1,220,288	Fitness International LLC, Term B Loan, 4.256% (LIBOR +
	325 bps), 4/18/25	$ 1,134,563
	Total Recreational Centers	$ 1,134,563
Recycling — 0.0%†
843,625	Harsco Corporation, Term B-3 Loan, 2.75% (LIBOR +
	225 bps), 3/10/28	$ 822,534
	Total Recycling	$ 822,534
Rental Auto & Equipment — 0.1%
1,960,711	Avis Budget Car Rental, LLC, New Tranche B Term
	Loan, 2.21% (LIBOR + 175 bps), 8/6/27	$ 1,909,854
976,741	Fly Funding II S.a r.l., Replacement Loan, 2.11%
	(LIBOR + 175 bps), 8/11/25	955,070
	Total Rental Auto & Equipment	$ 2,864,924
Resorts/Theme Parks — 0.0%†
995,000	Seaworld Parks & Entertainment, Inc., Term B
	Loan, 3.50% (LIBOR + 300 bps), 8/25/28	$ 985,983
	Total Resorts/Theme Parks	$ 985,983
Retail — 0.2%
987,500	84 Lumber Company, Term B-1 Loan, 3.75% (LIBOR +
	300 bps), 11/13/26	$ 984,414
3,137,809	Beacon Roofing Supply, Inc., 2028 Term Loan, 2.707%
	(LIBOR + 225 bps), 5/19/28	3,095,973
1,336,500	CWGS Group, LLC, Initial Term Loan, 3.25% (LIBOR +
	250 bps), 6/3/28	1,289,054
839,407	Great Outdoors Group LLC, Term B-2 Loan, 4.50%
	(LIBOR + 375 bps), 3/6/28	837,439
1,155,000	Highline Aftermarket Acquisition LLC, First Lien Initial
	Term Loan, 5.25% (LIBOR + 450 bps), 11/9/27	1,104,469

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
Retail — (continued)
990,000	Petco Health & Wellness Co., Inc., First Lien 2021 Term
	Loan, 4.256% (LIBOR + 325 bps), 3/3/28	$ 981,709
746,250	PetSmart LLC, Initial Term Loan, 4.50% (LIBOR +
	375 bps), 2/11/28	744,011
1,094,500	Pilot Travel Centers LLC, Initial Tranche B Term Loan,
	2.458% (LIBOR + 200 bps), 8/4/28	1,080,955
744,791	RVR Dealership Holdings, LLC, Term Loan, 4.50%
	(Term SOFR + 375 bps), 2/8/28	713,137
748,125	Whatabrands LLC, Initial Term B Loan, 3.75% (LIBOR +
	325 bps), 8/3/28	740,083
	Total Retail	$ 11,571,244
Retail-Restaurants — 0.0%†
1,184,947	1011778 B.C. Unlimited Liability Co., Term B-4 Loan,
	2.207% (LIBOR + 175 bps), 11/19/26	$ 1,161,841
	Total Retail-Restaurants	$ 1,161,841
Security Services — 0.1%
1,990,000	Allied Universal Holdco LLC (f/k/a USAGM Holdco,
LLC), Initial U.S. Dollar Term Loan, 4.25% (LIBOR +
	375 bps), 5/12/28	$ 1,961,145
1,500,000	Garda World Security Corp., Term B-2 Loan, 4.71%
	(LIBOR + 425 bps), 10/30/26	1,488,750
	Total Security Services	$ 3,449,895
Soap & Cleaning Preparation — 0.0%†
997,500	Knight Health Holdings LLC, Term B Loan, 5.75%
	(LIBOR + 525 bps), 12/23/28	$ 912,713
	Total Soap & Cleaning Preparation	$ 912,713
Telephone-Integrated — 0.2%
4,990,234	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	2.207% (LIBOR + 175 bps), 3/1/27	$ 4,905,131
4,946,199	Lumen Technologies Inc., Term B Loan, 2.707%
	(LIBOR + 225 bps), 3/15/27	4,823,316
	Total Telephone-Integrated	$ 9,728,447
Television — 0.1%
1,087,296	Gray Television, Inc., Term B-2 Loan, 2.731% (LIBOR +
	250 bps), 2/7/24	$ 1,082,426
4,000,001	Gray Television, Inc., Term C Loan, 2.731% (LIBOR +
	250 bps), 1/2/26	3,980,833
	Total Television	$ 5,063,259
Textile-Home Furnishings — 0.0%†
1,800,000	Runner Buyer, Inc., Initial Term Loan, 6.25% (LIBOR +
	550 bps), 10/20/28	$ 1,723,500
	Total Textile-Home Furnishings	$ 1,723,500

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 33

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
Therapeutics — 0.1%
1,138,500	Horizon Therapeutics USA, Inc., Incremental Term B-2
	Loan, 2.25% (LIBOR + 175 bps), 3/15/28	$ 1,129,107
2,358,343	Horizon Therapeutics USA, Inc., Seventh Amendment
Refinancing Term Loan, 2.50% (LIBOR +
	200 bps), 5/22/26	2,337,708
	Total Therapeutics	$ 3,466,815
Transportation-Trucks — 0.1%
1,492,500	Carriage Purchaser, Inc., Term B Loan, 5.00% (LIBOR +
	425 bps), 9/30/28	$ 1,488,303
990,000	Daseke Cos., Inc., 2021 Initial Term Loan, 4.75%
	(LIBOR + 400 bps), 3/9/28	983,400
	Total Transportation-Trucks	$ 2,471,703
Transportation Services — 0.0%†
1,000,000	Echo Global Logistics, Inc., First Lien Initial Term Loan,
	4.25% (LIBOR + 375 bps), 11/23/28	$ 990,000
	Total Transportation Services	$ 990,000
Transport-Equipment & Leasing — 0.0%†
960,000	IBC Capital I, Ltd., First Lien Tranche B-1 Term Loan,
	4.666% (LIBOR + 375 bps), 9/11/23	$ 941,200
	Total Transport-Equipment & Leasing	$ 941,200
Veterinary Diagnostics — 0.1%
2,833,574	Elanco Animal Health Incorporated, Term Loan,
	1.981% (LIBOR + 175 bps), 8/1/27	$ 2,793,601
	Total Veterinary Diagnostics	$ 2,793,601
Web Hosting/Design — 0.1%
496,250	Endurance International Group Holdings, Inc., Initial
	Term Loan, 4.25% (LIBOR + 350 bps), 2/10/28	$ 481,673
3,367,902	Go Daddy Operating Company, LLC (GD Finance Co,
Inc.), Tranche B-2 Term Loan, 2.199% (LIBOR +
	175 bps), 2/15/24	3,352,867
1,228,125	Go Daddy Operating Company, LLC (GD Finance Co,
Inc.), Tranche B-4 Term Loan, 2.45% (LIBOR +
	200 bps), 8/10/27	1,217,805
	Total Web Hosting/Design	$ 5,052,345
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $252,451,499)	$ 249,213,221
ASSET BACKED SECURITIES — 25.2%
of Net Assets
122,336(a)	321 Henderson Receivables I LLC, Series 2004-A,
Class A1, 0.747% (1 Month USD LIBOR +
	35 bps), 9/15/45 (144A)	$ 121,129
132,411(a)	321 Henderson Receivables I LLC, Series 2006-1A,
Class A1, 0.597% (1 Month USD LIBOR +
	20 bps), 3/15/41 (144A)	131,921

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
557,331(a)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 0.597% (1 Month USD LIBOR +
	20 bps), 6/15/41 (144A)	$ 546,352
715,597(a)	321 Henderson Receivables I LLC, Series 2006-3A,
	Class A1, 0.597% (1 Month USD LIBOR +
	20 bps), 9/15/41 (144A)	700,774
277,601(a)	321 Henderson Receivables I LLC, Series 2006-4A,
	Class A1, 0.597% (1 Month USD LIBOR +
	20 bps), 12/15/41 (144A)	277,313
1,338,973(a)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 0.627% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	1,319,530
3,550,000(a)	522 Funding CLO, Ltd., Series 2020-6A, Class X, 1.359%
	(3 Month USD LIBOR + 110 bps), 10/23/34 (144A)	3,546,958
3,000,000(a)	ABPCI Direct Lending Fund CLO V Ltd., Series 2019-5A,
	Class CR, 4.454% (3 Month USD LIBOR +
	420 bps), 4/20/31 (144A)	2,938,666
5,000,000(a)	ABPCI Direct Lending Fund CLO X LP, Series 2020-10A,
	Class A1A, 2.204% (3 Month USD LIBOR +
	195 bps), 1/20/32 (144A)	4,983,065
6,615,230	ACC Auto Trust, Series 2021-A, Class A, 1.08%,
	4/15/27 (144A)	6,554,218
12,900,000(a)	ACRES Commercial Realty, Ltd., Series 2021-FL2,
	Class A, 1.841% (1 Month USD LIBOR + 140 bps),
	1/15/37 (144A)	12,833,608
3,325,000(a)	Allegro CLO XIII, Ltd., Series 2021-1A, Class X, 1.254%
	(3 Month USD LIBOR + 100 bps), 7/20/34 (144A)	3,322,776
3,075,000(a)	Allegro CLO XIV, Ltd., Series 2021-2A, Class X, 1.241%
	(3 Month USD LIBOR + 100 bps), 10/15/34 (144A)	3,072,811
3,820,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%,
	12/15/23 (144A)	3,845,325
36,505(a)	Amortizing Residential Collateral Trust, Series
	2002-BC5, Class M1, 1.492% (1 Month USD LIBOR +
	103 bps), 7/25/32	36,237
1,750,000	Amur Equipment Finance Receivables IX LLC,
	Series 2021-1A, Class D, 2.30%, 11/22/27 (144A)	1,665,664
187,387	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class A2, 3.89%, 7/20/22 (144A)	187,599
4,000,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class B, 2.80%, 3/20/25 (144A)	3,995,884
2,300,000(a)	Antares CLO LTD, Series 2019-2A, Class D, 5.009%
	(3 Month USD LIBOR + 475 bps), 1/23/32 (144A)	2,245,777
371,426(a)	Apidos CLO XXXII, Series 2019-32A, Class X, 0.904%
	(3 Month USD LIBOR + 65 bps), 1/20/33 (144A)	371,407
4,038,911(a)	Apres Static CLO, Ltd., Series 2019-1A, Class A1R,
	1.311% (3 Month USD LIBOR + 107 bps),
	10/15/28 (144A)	4,030,074
5,335,401	Aqua Finance Trust, Series 2019-A, Class A, 3.14%,
	7/16/40 (144A)	5,276,999

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 35

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
7,548,833	Aqua Finance Trust, Series 2020-AA, Class A, 1.90%,
	7/17/46 (144A)	$ 7,341,749
7,442,881	Aqua Finance Trust, Series 2021-A, Class A, 1.54%,
	7/17/46 (144A)	7,094,921
7,500,000(a)	Arbor Realty Collateralized Loan Obligation, Ltd.,
	Series 2020-FL1, Class D, 2.866% (1 Month Term
	SOFR + 256 bps), 2/15/35 (144A)	7,469,575
1,000,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL3, Class D, 2.597% (1 Month USD
	LIBOR + 220 bps), 8/15/34 (144A)	972,771
7,500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL4, Class D, 3.297% (1 Month USD
	LIBOR + 290 bps), 11/15/36 (144A)	7,401,457
2,500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2021-FL4, Class E, 3.797% (1 Month USD
	LIBOR + 340 bps), 11/15/36 (144A)	2,465,145
1,500,000(a)	Arbor Realty Commercial Real Estate Notes, Ltd.,
	Series 2022-FL1, Class E, 3.80%
	(SOFR30A + 375 bps), 1/15/37 (144A)	1,488,229
4,000,000(a)	Ares LVII CLO, Ltd., Series 2020-57A, Class XR, 1.258%
	(3 Month USD LIBOR + 100 bps), 1/25/35 (144A)	3,999,800
22,744(a)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates Series, Series 2004-W11, Class M2, 1.507%
	(1 Month USD LIBOR + 105 bps), 11/25/34	23,162
1,100,090	Arivo Acceptance Auto Loan Receivables Trust,
	Series 2019-1, Class A, 2.99%, 7/15/24 (144A)	1,102,365
935,680	Arm Master Trust, Series 2021-T2, Class A, 1.42%,
	1/15/24 (144A)	935,306
692,320	Arm Master Trust, Series 2021-T2, Class B, 2.17%,
	1/15/24 (144A)	691,180
250,000(a)	ASSURANT CLO Ltd., Series 2018-2A, Class D, 3.104%
	(3 Month USD LIBOR + 285 bps), 4/20/31 (144A)	247,060
3,200,000	Atalaya Equipment Leasing Trust, Series 2021-1A,
	Class A2, 1.23%, 5/15/26 (144A)	3,139,435
7,077,177(a)	Atlas Senior Loan Fund III, Ltd., Series 2013-1A,
	Class AR, 1.299% (3 Month USD LIBOR +
	83 bps), 11/17/27 (144A)	7,037,771
90,118(a)	Atlas Senior Loan Fund XII, Ltd., Series 2018-12A,
	Class X, 1.009% (3 Month USD LIBOR +
	75 bps), 10/24/31 (144A)	90,118
1,633,509	Avid Automobile Receivables Trust, Series 2021-1,
	Class A, 0.61%, 1/15/25 (144A)	1,622,652
1,600,000	Avid Automobile Receivables Trust, Series 2021-1,
	Class F, 5.16%, 10/16/28 (144A)	1,522,600
6,250,000(a)	Barings Middle Market CLO, Ltd., Series 2018-IA,
	Class A1, 1.771% (3 Month USD LIBOR +
	153 bps), 1/15/31 (144A)	6,190,987
3,500,000(a)	BDS, Ltd., Series 2020-FL5, Class C, 2.214%
	(SOFR30A + 216 bps), 2/16/37 (144A)	3,461,622

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
171,875(a)	Bean Creek CLO, Ltd., Series 2015-1A, Class XR, 0.854%
	(3 Month USD LIBOR + 60 bps), 4/20/31 (144A)	$ 171,866
230,894(a)	Bear Stearns Asset Backed Securities Trust, Series
	2001-3, Class A1, 1.357% (1 Month USD LIBOR +
	90 bps), 10/27/32	227,997
2,375,968	BHG Securitization Trust, Series 2021-B, Class A, 0.90%,
	10/17/34 (144A)	2,312,880
3,047,500(a)	Black Diamond CLO, Ltd., Series 2017-1A, Class A1AR,
	1.309% (3 Month USD LIBOR + 105 bps),
	4/24/29 (144A)	3,044,151
3,827,381	Blackbird Capital Aircraft, Series 2021-1A, Class A,
	2.443%, 7/15/46 (144A)	3,500,544
3,579,143(a)	Blackrock DLF VIII-L CLO Trust, Series 2021-1A, Class A,
	1.591% (3 Month USD LIBOR + 135 bps),
	4/17/32 (144A)	3,579,021
5,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A,
	Class B1, 3.576% (3 Month USD LIBOR +
	275 bps), 12/15/28 (144A)	4,975,015
2,000,000(a)	Brightwood Capital MM CLO, Ltd., Series 2020-1A,
	Class D, 6.226% (3 Month USD LIBOR +
	540 bps), 12/15/28 (144A)	1,974,082
9,825,000(a)	BRSP, Ltd., Series 2021-FL1, Class A, 1.599% (1 Month
	USD LIBOR + 115 bps), 8/19/38 (144A)	9,666,582
4,050,000(a)	BRSP, Ltd., Series 2021-FL1, Class D, 3.149% (1 Month
	USD LIBOR + 270 bps), 8/19/38 (144A)	3,976,035
3,600,000(a)	BRSP, Ltd., Series 2021-FL1, Class E, 3.899% (1 Month
	USD LIBOR + 345 bps), 8/19/38 (144A)	3,521,290
2,000,000(a)	BSPRT Issuer, Ltd., Series 2021-FL7, Class D, 3.147%
	(1 Month USD LIBOR + 275 bps), 12/15/38 (144A)	1,971,195
488,031	BXG Receivables Note Trust, Series 2020-A, Class B,
	2.49%, 2/28/36 (144A)	469,764
750,000(a)	California Street CLO IX LP, Series 2012-9A, Class XR2,
	0.941% (3 Month USD LIBOR + 70 bps), 7/16/32 (144A)	750,000
1,757,896	CarNow Auto Receivables Trust, Series 2021-1A,
	Class A, 0.97%, 10/15/24 (144A)	1,754,082
1,750,000	CarNow Auto Receivables Trust, Series 2021-1A,
	Class B, 1.38%, 2/17/26 (144A)	1,732,090
1,150,000	CarNow Auto Receivables Trust, Series 2021-1A,
	Class C, 2.16%, 2/17/26 (144A)	1,125,021
10,445,301	CarNow Auto Receivables Trust, Series 2021-2A,
	Class A, 0.73%, 9/15/23 (144A)	10,418,200
5,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class D, 3.43%, 1/15/26 (144A)	5,016,178
1,171,688	Carvana Auto Receivables Trust, Series 2021-N3,
	Class N, 2.53%, 6/12/28 (144A)	1,170,870
1,000,000	Carvana Auto Receivables Trust, Series 2021-P2,
	Class D, 2.02%, 5/10/28	928,495
1,891,325	Carvana Auto Receivables Trust, Series 2021-P2,
	Class N, 1.88%, 5/10/28 (144A)	1,889,427

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 37

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,411,074	Carvana Auto Receivables Trust, Series 2021-P4,
	Class N, 2.15%, 9/11/28 (144A)	$ 3,404,033
184(c)	Centex Home Equity Loan Trust, Series 2003-A,
	Class AF6, 3.654%, 3/25/33	184
1,500,000(a)	Cerberus Loan Funding XXVIII LP, Series 2020-1A,
	Class A, 2.091% (3 Month USD LIBOR +
	185 bps), 10/15/31 (144A)	1,497,330
1,500,000(a)	Churchill Middle Market CLO III, Ltd., Series 2021-1A,
	Class C, 2.734% (3 Month USD LIBOR +
	260 bps), 10/24/33 (144A)	1,476,877
5,000,000(a)	Churchill Middle Market CLO III, Ltd., Series 2021-1A,
	Class E, 8.294% (3 Month USD LIBOR +
	816 bps), 10/24/33 (144A)	4,758,450
16,501,147(a)	CIFC Funding, Ltd., Series 2015-3A, Class AR, 1.118%
	(3 Month USD LIBOR + 87 bps), 4/19/29 (144A)	16,449,185
6,000,000(a)	CIFC Funding, Ltd., Series 2021-7A, Class X, 1.028%
	(3 Month USD LIBOR + 90 bps), 1/23/35 (144A)	5,995,698
278,204	CIG Auto Receivables Trust, Series 2020-1A, Class A,
	0.68%, 10/12/23 (144A)	277,961
2,771,938	CIG Auto Receivables Trust, Series 2021-1A, Class A,
	0.69%, 4/14/25 (144A)	2,738,522
3,770,000	CIG Auto Receivables Trust, Series 2021-1A, Class C,
	1.79%, 4/12/27 (144A)	3,615,409
966,253(a)	CIM Small Business Loan Trust, Series 2018-1A, Class A,
	1.849% (1 Month USD LIBOR + 140 bps), 3/20/43 (144A)	958,894
515,000(a)	Citibank Credit Card Issuance Trust, Series 2018-A4,
	Class A4, 0.786% (1 Month USD LIBOR +
	34 bps), 6/7/25	515,880
7,722,564	Commercial Equipment Finance LLC, Series 2021-A,
	Class A, 2.05%, 2/16/27 (144A)	7,547,225
581,497	Commonbond Student Loan Trust, Series 2016-B,
	Class A1, 2.73%, 10/25/40 (144A)	583,738
132,582(a)	Commonbond Student Loan Trust, Series 2016-B,
	Class A2, 1.907% (1 Month USD LIBOR + 145 bps),
	10/25/40 (144A)	133,066
1,179,908(a)	Commonbond Student Loan Trust, Series 2017-AGS,
	Class A2, 1.307% (1 Month USD LIBOR +
	85 bps), 5/25/41 (144A)	1,177,641
1,949,485(a)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 1.107% (1 Month USD LIBOR +
	65 bps), 9/25/42 (144A)	1,934,907
83,852	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	84,242
1,551,860(a)	Commonbond Student Loan Trust, Series 2018-AGS,
	Class A2, 0.957% (1 Month USD LIBOR +
	50 bps), 2/25/44 (144A)	1,539,017
2,838,550(a)	Commonbond Student Loan Trust, Series 2018-BGS,
	Class A2, 1.027% (1 Month USD LIBOR +
	57 bps), 9/25/45 (144A)	2,818,709

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,881,152(a)	Commonbond Student Loan Trust, Series 2018-CGS,
	Class A2, 1.257% (1 Month USD LIBOR +
	80 bps), 2/25/46 (144A)	$ 1,874,032
3,902,575(a)	Commonbond Student Loan Trust, Series 2019-AGS,
	Class A2, 1.357% (1 Month USD LIBOR +
	90 bps), 1/25/47 (144A)	3,901,740
275,432	Conn’s Receivables Funding LLC, Series 2020-A,
	Class A, 1.71%, 6/16/25 (144A)	275,161
696,836	Conn’s Receivables Funding LLC, Series 2020-A,
	Class C, 4.20%, 6/16/25 (144A)	691,205
6,579,517	Conn’s Receivables Funding LLC, Series 2021-A,
	Class A, 1.05%, 5/15/26 (144A)	6,553,076
11,100,000	Conn's Receivables Funding LLC, Series 2021-A,
	Class B, 2.87%, 5/15/26 (144A)	10,776,696
571,249	Consumer Loan Underlying Bond Club Certificate
	Issuer Trust, Series 2019-HP1, Class A, 2.59%,
	12/15/26 (144A)	571,422
4,470,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class B, 4.95%, 8/15/26 (144A)	4,491,353
4,398,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	4,396,580
5,000,000	Credit Acceptance Auto Loan Trust, Series 2020-1A,
	Class C, 2.59%, 6/15/29 (144A)	4,911,507
3,770,673	Credito Real USA Auto Receivables Trust, Series
	2021-1A, Class A, 1.35%, 2/16/27 (144A)	3,702,501
7,870,000	Credito Real USA Auto Receivables Trust, Series
	2021-1A, Class B, 2.87%, 2/16/27 (144A)	7,523,716
1,350,000	Crossroads Asset Trust, Series 2021-A, Class B, 1.12%,
	6/20/25 (144A)	1,318,444
500,000	Crossroads Asset Trust, Series 2021-A, Class D, 2.52%,
	1/20/26 (144A)	477,993
282,418(a)	CWHEQ Revolving Home Equity Loan Resuritization
	Trust Series, Series 2006-RES, Class 4N1A, 0.677%
	(1 Month USD LIBOR + 28 bps), 2/15/34 (144A)	281,936
79	Delta Funding Home Equity Loan Trust, Series 1997-2,
	Class A6, 7.04%, 6/25/27	63
6,963,390(a)	Donlen Fleet Lease Funding 2 LLC, Series 2021-2,
	Class A1, 0.651% (1 Month USD LIBOR + 33 bps),
	12/11/34 (144A)	6,940,231
750,504(a)	DRB Prime Student Loan Trust, Series 2017-A,
	Class A1, 1.307% (1 Month USD LIBOR + 85 bps),
	5/27/42 (144A)	749,770
4,900,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class B, 2.254%
	(3 Month USD LIBOR + 200 bps), 7/20/30 (144A)	4,866,925
6,500,000(a)	Ellington CLO III, Ltd., Series 2018-3A, Class C, 2.504%
	(3 Month USD LIBOR + 225 bps), 7/20/30 (144A)	6,407,264
4,082,510(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class AR, 1.821%
	(3 Month USD LIBOR + 158 bps), 4/15/29 (144A)	4,079,407
7,000,000(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class BR, 2.241%
	(3 Month USD LIBOR + 200 bps), 4/15/29 (144A)	6,984,306

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 39

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,362,500(a)	Ellington CLO IV, Ltd., Series 2019-4A, Class CR, 2.991%
	(3 Month USD LIBOR + 275 bps), 4/15/29 (144A)	$ 3,350,008
1,250,000(a)	Elmwood CLO IV, Ltd., Series 2020-1A, Class X, 0.941%
	(3 Month USD LIBOR + 70 bps), 4/15/33 (144A)	1,250,000
992,633	Encina Equipment Finance LLC, Series 2021-1A,
	Class A1, 0.50%, 9/15/25 (144A)	991,327
329,543	FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
	2/18/31 (144A)	330,037
5,097,790	FCI Funding LLC, Series 2021-1A, Class A, 1.13%,
	4/15/33 (144A)	5,045,773
3,823,343	FCI Funding LLC, Series 2021-1A, Class B, 1.53%,
	4/15/33 (144A)	3,788,517
2,125,275	FHF Trust, Series 2020-1A, Class A, 2.59%,
	12/15/23 (144A)	2,127,357
6,571,960	FHF Trust, Series 2021-1A, Class A, 1.27%,
	3/15/27 (144A)	6,399,925
3,805,613	FHF Trust, Series 2021-2A, Class A, 0.83%,
	12/15/26 (144A)	3,701,433
11,356(a)	First Franklin Mortgage Loan Trust, Series 2004-FF4,
	Class M1, 1.312% (1 Month USD LIBOR +
	86 bps), 6/25/34	11,327
5,000,000(a)	Fort Washington CLO, Series 2019-1A, Class AR,
	1.384% (3 Month USD LIBOR + 113 bps),
	10/20/32 (144A)	4,953,730
8,250,000(a)	Fortress Credit Opportunities IX CLO, Ltd.,
	Series 2017-9A, Class A1TR, 1.672% (3 Month USD
	LIBOR + 155 bps), 10/15/33 (144A)	8,160,801
2,750,000(a)	Fortress Credit Opportunities VI CLO, Ltd.,
	Series 2015-6A, Class A1TR, 2.349% (3 Month USD
	LIBOR + 136 bps), 7/10/30 (144A)	2,743,499
10,000,000(a)	Fortress Credit Opportunities XVII CLO, Ltd., Series
	2022-17A, Class A, 1.586% (3 Month Term SOFR
	+ 137 bps), 1/15/30 (144A)	9,921,850
7,000,000(a)	Fortress Credit Opportunities XVII CLO, Ltd., Series
	2022-17A, Class C, 2.866% (3 Month Term SOFR
	+ 265 bps), 1/15/30 (144A)	6,921,306
7,546,722	Foundation Finance Trust, Series 2021-1A, Class A,
	1.27%, 5/15/41 (144A)	7,132,696
4,092,010	Foundation Finance Trust, Series 2021-2A, Class A,
	2.19%, 1/15/42 (144A)	3,941,209
2,500,000	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class B, 2.27%, 2/18/25 (144A)	2,500,885
1,300,000	Freed ABS Trust, Series 2021-1CP, Class C, 2.83%,
	3/20/28 (144A)	1,270,782
1,673,583	Freed ABS Trust, Series 2021-2, Class A, 0.68%,
	6/19/28 (144A)	1,671,117
6,000,000	Freed ABS Trust, Series 2021-2, Class C, 1.94%,
	6/19/28 (144A)	5,825,494

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,685,937	Freed ABS Trust, Series 2021-3FP, Class A, 0.62%,
	11/20/28 (144A)	$ 1,677,606
1,000,000	Freed ABS Trust, Series 2021-3FP, Class D, 2.37%,
	11/20/28 (144A)	939,410
3,706,272	Freed ABS Trust, Series 2022-1FP, Class A, 0.94%,
	3/19/29 (144A)	3,680,035
2,200,000	Genesis Sales Finance Master Trust, Series 2020-AA,
	Class D, 4.71%, 9/22/25 (144A)	2,188,129
12,000,000	Genesis Sales Finance Master Trust, Series 2021-AA,
	Class A, 1.20%, 12/21/26 (144A)	11,487,014
1,000,000	Genesis Sales Finance Master Trust, Series 2021-AA,
	Class D, 2.09%, 12/21/26 (144A)	957,691
1,354,499	GLS Auto Receivables Issuer Trust, Series 2019-3A,
	Class B, 2.72%, 6/17/24 (144A)	1,357,506
986,580	Gold Key Resorts LLC, Series 2014-A, Class B, 3.72%,
	3/17/31 (144A)	985,341
500,000(a)	Goldentree Loan Management US CLO 1, Ltd.,
	Series 2017-1A, Class ER2, 6.754% (3 Month USD
	LIBOR + 650 bps), 4/20/34 (144A)	490,589
3,000,000(a)	Golub Capital Partners CLO 24M-R, Ltd., Series
	2015-24A, Class AR, 1.915% (3 Month USD LIBOR +
	160 bps), 11/5/29 (144A)	2,985,924
1,821,000(a)	Golub Capital Partners CLO 25M, Ltd., Series 2015-25A,
	Class AR, 1.695% (3 Month USD LIBOR +
	138 bps), 5/5/30 (144A)	1,817,560
10,000,000(a)	Golub Capital Partners CLO 34M, Ltd., Series 2017-34A,
	Class AR, 1.84% (3 Month USD LIBOR +
	170 bps), 3/14/31 (144A)	9,950,090
5,000,000(a)	Golub Capital Partners CLO 46M, Ltd., Series 2019-46A,
	Class A1A, 2.054% (3 Month USD LIBOR +
	180 bps), 4/20/32 (144A)	4,974,220
2,499,902(a)	Gracie Point International Funding, Series 2020-B,
	Class A, 1.855% (1 Month USD LIBOR +
	140 bps), 5/2/23 (144A)	2,504,775
3,000,000(a)	Gracie Point International Funding, Series 2020-B,
	Class B, 2.855% (1 Month USD LIBOR +
	240 bps), 5/2/23 (144A)	3,008,853
9,998,416(a)	Gracie Point International Funding, Series 2021-1A,
	Class A, 1.205% (1 Month USD LIBOR +
	75 bps), 11/1/23 (144A)	9,971,225
1,889,000(a)	Gracie Point International Funding, Series 2021-1A,
	Class C, 2.855% (1 Month USD LIBOR +
	240 bps), 11/1/23 (144A)	1,866,382
20,000,000(a)	Gracie Point International Funding, Series 2022-1A,
	Class A, 2.341% (SOFR30A +
	225 bps), 4/1/24 (144A)	20,012,500
1,405,000(a)	Gracie Point International Funding, Series 2022-1A,
	Class D, 4.591% (SOFR30A +
	450 bps), 4/1/24 (144A)	1,404,929

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 41

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,400,000(a)	Great Lakes CLO VI LLC, Series 2021-6A, Class AX,
	1.418% (3 Month USD LIBOR + 120 bps),
	1/15/34 (144A)	$ 4,377,397
261,111(a)	Greywolf CLO III, Ltd., Series 2020-3RA, Class XR,
	0.759% (3 Month USD LIBOR + 50 bps),
	4/15/33 (144A)	261,111
333,333(a)	Harbor Park CLO 18-1, Ltd., Series 2018-1A, Class X,
	1.154% (3 Month USD LIBOR + 90 bps),
	1/20/31 (144A)	333,333
5,273,500	HOA Funding LLC - HOA, Series 2021-1A, Class A2,
	4.723%, 8/20/51 (144A)	4,885,086
2,050,000	HOA Funding LLC - HOA, Series 2021-1A, Class B,
	7.432%, 8/20/51 (144A)	1,822,552
4,000,000(a)	ICG US CLO, Ltd., Series 2017-1A, Class ERR, 7.638%
	(3 Month USD LIBOR + 736 bps), 7/28/34 (144A)	3,766,888
11,286,791(a)	Invitation Homes Trust, Series 2018-SFR1, Class A,
	1.141% (1 Month USD LIBOR + 70 bps),
	3/17/37 (144A)	11,170,033
3,999,426(a)	Invitation Homes Trust, Series 2018-SFR1, Class B,
	1.391% (1 Month USD LIBOR + 95 bps),
	3/17/37 (144A)	3,966,246
1,749,725(a)	Invitation Homes Trust, Series 2018-SFR2, Class C,
	1.677% (1 Month USD LIBOR + 128 bps),
	6/17/37 (144A)	1,733,894
4,500,000(a)	Ivy Hill Middle Market Credit Fund IX, Ltd., Series 9A,
	Class XRR, 1.478% (3 Month Term SOFR +
	120 bps), 4/23/34 (144A)	4,462,128
5,000,000(a)	Ivy Hill Middle Market Credit Fund XII, Ltd., Series 12A,
	Class A1TR, 1.854% (3 Month USD LIBOR +
	160 bps), 7/20/33 (144A)	4,945,125
2,133,331	JPMorgan Chase Bank N.A. - CACLN, Series 2020-1,
	Class B, 0.991%, 1/25/28 (144A)	2,115,774
5,671,579	JPMorgan Chase Bank N.A. - CACLN, Series 2021-1,
	Class B, 0.875%, 9/25/28 (144A)	5,571,804
1,303,203	JPMorgan Chase Bank N.A. - CACLN, Series 2021-1,
	Class C, 1.024%, 9/25/28 (144A)	1,279,815
4,000,000	JPMorgan Chase Bank N.A. - CACLN, Series 2021-1,
	Class F, 4.28%, 9/25/28 (144A)	3,847,284
6,267,837	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2,
	Class B, 0.889%, 12/26/28 (144A)	6,150,887
1,179,828	JPMorgan Chase Bank N.A. - CACLN, Series 2021-2,
	Class D, 1.138%, 12/26/28 (144A)	1,157,173
2,473,761(a)	Laurel Road Prime Student Loan Trust, Series 2017-C,
	Class A1, 1.007% (1 Month USD LIBOR +
	55 bps), 11/25/42 (144A)	2,465,317
200,000(a)	LCM 28, Ltd., Series 28A, Class X, 1.154% (3 Month USD
	LIBOR + 90 bps), 10/20/30 (144A)	199,990
8,000,000(a)	LCM XVIII LP, Series 18A, Class A1R, 1.274% (3 Month
	USD LIBOR + 102 bps), 4/20/31 (144A)	7,939,088

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
248,193(a)	Lehman XS Trust Series, Series 2005-4, Class 1A3,
	1.257% (1 Month USD LIBOR + 80 bps), 10/25/35	$ 248,193
978,953	Lending Point Asset Securitization Trust, Series 2020-1,
	Class C, 4.143%, 2/10/26 (144A)	979,093
9,786,347	Lendingpoint Asset Securitization Trust, Series 2021-A,
	Class A, 1.00%, 12/15/28 (144A)	9,725,433
19,062,253	Lendingpoint Asset Securitization Trust, Series 2022-A,
	Class A, 1.68%, 6/15/29 (144A)	18,905,986
2,396,675	LendingPoint Pass-Through Trust Series, Series
	2022-ST1, Class A, 2.50%, 3/15/28 (144A)	2,344,730
7,046,205+	LFS LLC, Series 2021-A, Class A, 2.46%, 4/15/33 (144A)	6,850,299
11,580,116	LFS LLC, Series 2021-B, Class A, 2.40%, 12/15/33 (144A)	11,210,363
387,977	LL ABS Trust, Series 2020-1A, Class A, 2.33%,
	1/17/28 (144A)	388,102
2,240,661(a)	LoanCore Issuer, Ltd., Series 2019-CRE2, Class A, 1.527%
	(1 Month USD LIBOR + 113 bps), 5/15/36 (144A)	2,225,353
1,565,824	Lunar Structured Aircraft Portfolio Notes, Series 2021-1,
	Class A, 2.636%, 10/15/46 (144A)	1,435,829
1,110,063(a)	M360 LLC, Series 2019-CRE2, Class A, 1.564%
	(SOFR30A + 151 bps), 9/15/34 (144A)	1,091,843
237,522(a)	Magnetite VII, Ltd., Series 2012-7A, Class A1R2, 1.041%
	(3 Month USD LIBOR + 80 bps), 1/15/28 (144A)	235,832
1,704,286	Marlette Funding Trust, Series 2021-2A, Class A, 0.51%,
	9/15/31 (144A)	1,688,132
7,685,000	Marlette Funding Trust, Series 2022-1A, Class A, 1.36%,
	4/15/32 (144A)	7,633,418
2,000,000(a)	MCF CLO IX, Ltd., Series 2019-1A, Class A2R, 1.942% (3
	Month Term SOFR + 175 bps), 7/17/31 (144A)	1,982,304
4,530,000(a)	MCF CLO IX, Ltd., Series 2019-1A, Class CR, 2.892% (3
	Month Term SOFR + 270 bps), 7/17/31 (144A)	4,479,649
2,500,000(a)	MCF CLO VII LLC, Series 2017-3A, Class ER, 9.404% (3
	Month USD LIBOR + 915 bps), 7/20/33 (144A)	2,471,192
5,250,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class A, 1.54%, 3/20/26 (144A)	5,094,775
7,000,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class B, 2.33%, 3/20/26 (144A)	6,806,260
10,000,000	Mercury Financial Credit Card Master Trust, Series
	2022-1A, Class A, 2.50%, 9/21/26 (144A)	9,652,288
7,000,000	Mercury Financial Credit Card Master Trust, Series
	2022-1A, Class B, 3.20%, 9/21/26 (144A)	6,704,690
103,121(a)	Merrill Lynch Mortgage Investors Trust Series, Series
	2004-OPT1, Class A1B, 1.317% (1 Month USD
	LIBOR + 86 bps), 6/25/35	102,555
9,000,000(a)	MF1, Ltd., Series 2020-FL4, Class A, 2.143% (1 Month
	Term SOFR + 181 bps), 11/15/35 (144A)	8,908,114
9,000,000(a)	MF1, Ltd., Series 2021-FL6, Class E, 3.418% (1 Month
	USD LIBOR + 295 bps), 7/16/36 (144A)	8,765,286
2,550,000(a)	MF1, Ltd., Series 2021-FL7, Class D, 2.981% (1 Month
	USD LIBOR + 255 bps), 10/16/36 (144A)	2,488,690

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 43

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,300,000(a)	MF1, Ltd., Series 2021-FL7, Class E, 3.231% (1 Month
	USD LIBOR + 280 bps), 10/16/36 (144A)	$ 3,182,494
3,500,000	Mission Lane Credit Card Master Trust, Series 2021-A,
	Class A, 1.59%, 9/15/26 (144A)	3,412,623
4,000,000	Mission Lane Credit Card Master Trust, Series 2021-A,
	Class B, 2.24%, 9/15/26 (144A)	3,909,798
9,000,000(a)	MJX Venture Management II LLC, Series 2014-18RR,
	Class A, 1.461% (3 Month USD LIBOR +
	122 bps), 10/16/29 (144A)	8,981,703
1,100,000(a)	Monroe Capital MML CLO VII, Ltd., Series 2018-2A,
	Class D, 4.53% (3 Month USD LIBOR +
	405 bps), 11/22/30 (144A)	1,075,320
244,866(a)	Morgan Stanley Home Equity Loan Trust, Series 2006-2,
	Class A4, 1.017% (1 Month USD LIBOR +
	56 bps), 2/25/36	243,038
3,239,087	MVW LLC, Series 2021-1WA, Class A, 1.14%,
	1/22/41 (144A)	3,071,217
1,445,145	MVW Owner Trust, Series 2019-1A, Class A, 2.89%,
	11/20/36 (144A)	1,427,443
1,739,606(a)	National Collegiate Trust, Series 2007-A, Class A,
	0.752% (1 Month USD LIBOR + 30 bps), 5/25/31 (144A)	1,703,807
999,525	Navient Private Education Refi Loan Trust, Series
	2021-CA, Class A, 1.06%, 10/15/69 (144A)	950,744
4,417,693(a)	Navient Student Loan Trust, Series 2021-1A, Class A1B,
	1.057% (1 Month USD LIBOR + 60 bps), 12/26/69 (144A)	4,379,067
4,000,000(a)	Navistar Financial Dealer Note Master Trust, Series
	2020-1, Class A, 1.407% (1 Month USD LIBOR +
	95 bps), 7/25/25 (144A)	4,001,871
1,000,000(a)	Navistar Financial Dealer Note Master Trust, Series
	2020-1, Class C, 2.607% (1 Month USD LIBOR +
	215 bps), 7/25/25 (144A)	1,003,720
541,086	Nelnet Private Education Loan Trust, Series 2016-A,
	Class A1B, 3.60%, 12/26/40 (144A)	543,635
6,270,953(a)	Nelnet Student Loan Trust, Series 2005-2, Class A5,
	1.034% (3 Month USD LIBOR + 10 bps), 3/23/37	6,128,679
10,641,780	Nelnet Student Loan Trust, Series 2021-A, Class APT1,
	1.36%, 4/20/62 (144A)	9,978,743
1,254,280	Nelnet Student Loan Trust, Series 2021-A, Class APT2,
	1.36%, 4/20/62 (144A)	1,179,541
6,435,314(a)	Nelnet Student Loan Trust, Series 2021-DA, Class AFL,
	1.139% (1 Month USD LIBOR + 69 bps), 4/20/62 (144A)	6,399,748
4,250,000(a)	Neuberger Berman CLO XXI, Ltd., Series 2016-21A,
	Class XR2, 1.154% (3 Month USD LIBOR +
	90 bps), 4/20/34 (144A)	4,247,254
1,031,250(a)	Neuberger Berman CLO XXII, Ltd., Series 2016-22A,
	Class XR, 1.141% (3 Month USD LIBOR +
	90 bps), 10/17/30 (144A)	1,031,250
2,064,542(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 2.457% (1 Month USD LIBOR +
	200 bps), 2/25/43 (144A)	2,064,541

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
3,088,010(a)	Newtek Small Business Loan Trust, Series 2018-1,
	Class A, 2.95% (PRIME + -55 bps), 2/25/44 (144A)	$ 3,074,638
2,375,393(a)	Newtek Small Business Loan Trust, Series 2018-1,
	Class B, 4.25% (PRIME + 75 bps), 2/25/44 (144A)	2,371,392
7,103,591(a)	Newtek Small Business Loan Trust, Series 2019-1,
	Class A, 2.60% (PRIME + -90 bps), 12/25/44 (144A)	7,066,044
1,515,433(a)	Newtek Small Business Loan Trust, Series 2019-1,
	Class B, 3.75% (PRIME + 25 bps), 12/25/44 (144A)	1,512,295
4,827,398(a)	Newtek Small Business Loan Trust, Series 2021-1,
	Class A, 3.25% (PRIME + -25 bps), 12/25/48 (144A)	4,814,498
1,800,000	NMEF Funding LLC, Series 2019-A, Class C, 3.30%,
	8/17/26 (144A)	1,790,726
101,972(a)	NovaStar Mortgage Funding Trust Series, Series
	2003-1, Class A2, 1.237% (1 Month USD LIBOR +
	78 bps), 5/25/33	98,340
1,935,671	Oasis LLC, Series 2020-2A, Class A, 4.262%,
	5/15/32 (144A)	1,936,172
4,027,436	Oasis Securitization Funding LLC, Series 2021-1A,
	Class A, 2.579%, 2/15/33 (144A)	4,016,550
11,019,213	Oasis Securitization Funding LLC, Series 2021-2A,
	Class A, 2.143%, 10/15/33 (144A)	10,901,990
5,424,978	Oasis Securitization Funding LLC, Series 2021-2A,
	Class B, 5.147%, 10/15/33 (144A)	5,366,031
375,000(a)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
	Class XR3, 1.045% (3 Month USD LIBOR +
	65 bps), 2/14/31 (144A)	374,884
406,250(a)	Octagon Investment Partners XXII, Ltd., Series 2014-1A,
	Class XRR, 0.909% (3 Month USD LIBOR +
	65 bps), 1/22/30 (144A)	406,250
3,203,766	Octane Receivables Trust, Series 2020-1A, Class A,
	1.71%, 2/20/25 (144A)	3,185,504
6,576,920	Octane Receivables Trust, Series 2021-1A, Class A,
	0.93%, 3/22/27 (144A)	6,421,750
2,750,000	Octane Receivables Trust, Series 2021-1A, Class C,
	2.23%, 11/20/28 (144A)	2,552,147
1,500,000(a)	OHA Credit Funding 5, Ltd., Series 2020-5A, Class X,
	0.791% (3 Month USD LIBOR + 55 bps), 4/18/33 (144A)	1,500,000
107,706	OneMain Financial Issuance Trust, Series 2019-1A,
	Class A, 3.48%, 2/14/31 (144A)	107,674
170,000	OneMain Financial Issuance Trust, Series 2019-1A,
	Class B, 3.79%, 2/14/31 (144A)	170,051
9,300,000	Oportun Funding LLC, Series 2022-1, Class A, 3.25%,
	6/15/29 (144A)	9,274,276
6,000,000	Oportun Funding XIV LLC, Series 2021-A, Class B, 1.76%,
	3/8/28 (144A)	5,892,977
3,000,000	Oportun Funding XIV LLC, Series 2021-A, Class D, 5.40%,
	3/8/28 (144A)	2,906,514
10,000,000	Oportun Issuance Trust, Series 2021-C, Class A, 2.18%,
	10/8/31 (144A)	9,422,536

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 45

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,700,000	Oscar US Funding X LLC, Series 2019-1A, Class A4,
	3.27%, 5/10/26 (144A)	$ 2,729,478
4,000,000(a)	OSD CLO, Ltd., Series 2021-23A, Class D, 3.915%
	(3 Month USD LIBOR + 295 bps), 4/17/31 (144A)	3,983,780
5,000,000(a)	Owl Rock CLO I, Ltd., Series 2019-1A, Class B, 3.18%
	(3 Month USD LIBOR + 270 bps), 5/20/31 (144A)	4,951,865
11,000,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class ALR, 1.804%
	(3 Month USD LIBOR + 155 bps), 4/20/33 (144A)	10,861,488
2,000,000(a)	Owl Rock CLO IV, Ltd., Series 2020-4A, Class A1R, 2.08%
	(3 Month USD LIBOR + 160 bps), 8/20/33 (144A)	1,992,820
2,250,000(a)	OZLM XXIII, Ltd., Series 2019-23A, Class X, 1.141%
	(3 Month USD LIBOR + 90 bps), 4/15/34 (144A)	2,249,140
397,317	Pagaya AI Debt Selection Trust, Series 2020-3, Class A,
	2.10%, 5/17/27 (144A)	397,156
4,594,452	Pagaya AI Debt Selection Trust, Series 2021-1, Class A,
	1.18%, 11/15/27 (144A)	4,530,859
25,000,000	Pagaya AI Debt Trust, Series 2022-1, Class A, 2.03%,
	10/15/29 (144A)	24,544,472
4,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-4A,
	Class C, 4.098% (3 Month USD LIBOR +
	360 bps), 11/25/28 (144A)	3,998,748
1,250,000(a)	Palmer Square Loan Funding, Ltd., Series 2021-2A,
	Class D, 5.48% (3 Month USD LIBOR +
	500 bps), 5/20/29 (144A)	1,224,171
18,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2022-1A,
	Class A1, 1.284% (3 Month Term SOFR +
	105 bps), 4/15/30 (144A)	17,873,640
1,840,367	Pawnee Equipment Receivables Series LLC, Series
	2019-1, Class A2, 2.29%, 10/15/24 (144A)	1,842,454
1,305,223	Pawnee Equipment Receivables Series LLC, Series
	2020-1, Class A, 1.37%, 11/17/25 (144A)	1,298,696
3,250,000	Pawneee Equipment Receivables Series LLC, Series
	2021-1, Class D, 2.75%, 7/15/27 (144A)	3,051,556
4,850,273	PEAR LLC, Series 2020-1, Class A, 3.75%,
	12/15/32 (144A)	4,769,911
12,842,347	PEAR LLC, Series 2021-1, Class A, 2.60%,
	1/15/34 (144A)	12,462,229
3,000,000	PEAR LLC, Series 2021-1, Class B, 0.000%,
	1/15/34 (144A)	2,221,500
2,500,000	PFS Financing Corp., Series 2021-A, Class A, 0.71%,
	4/15/26 (144A)	2,374,331
8,588,339(a)	Prodigy Finance CMDAC, Series 2021-1A, Class A,
	1.707% (1 Month USD LIBOR + 125 bps), 7/25/51 (144A)	8,570,425
3,690,000	Purchasing Power Funding LLC, Series 2021-A, Class A,
	1.57%, 10/15/25 (144A)	3,572,146
4,860,000	Purchasing Power Funding LLC, Series 2021-A, Class C,
	2.53%, 10/15/25 (144A)	4,656,073
2,310,000	Purchasing Power Funding LLC, Series 2021-A, Class D,
	4.37%, 10/15/25 (144A)	2,260,654

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,869,850(a)	RAAC Series Trust, Series 2006-RP1, Class M2, 1.657%
	(1 Month USD LIBOR + 120 bps), 10/25/45 (144A)	$ 2,876,802
7,254,433(a)	ReadyCap Lending Small Business Loan Trust, Series
	2019-2, Class A, 3.00% (PRIME + -50 bps),
	12/27/44 (144A)	7,139,526
4,500,000(a)	Regatta VI Funding, Ltd., Series 2016-1A, Class XR,
	1.054% (3 Month USD LIBOR + 80 bps),
	4/20/34 (144A)	4,497,475
4,500,000(a)	Regatta VII Funding, Ltd., Series 2016-1A, Class X,
	1.778% (3 Month USD LIBOR + 85 bps),
	6/20/34 (144A)	4,496,944
5,000,000(a)	Regatta XXIII Funding, Ltd., Series 2021-4A, Class X,
	1.06% (3 Month USD LIBOR + 95 bps),
	1/20/35 (144A)	5,000,000
7,500,000(a)	Rosy Blue Carat S.A., Series 2018-1, Class A2, 3.376%
	(1 Month USD LIBOR + 325 bps), 12/15/25 (144A)	7,500,000
10,517(a)	Salomon Mortgage Loan Trust Series, Series 2001-CB4,
	Class 1A1, 1.357% (1 Month USD LIBOR +
	90 bps), 11/25/33	10,480
3,660,611	Santander Bank NA - SBCLN, Series 2021-1A, Class B,
	1.833%, 12/15/31 (144A)	3,595,569
3,302,780	Santander Consumer Auto Receivables Trust, Series
	2021-BA, Class B, 1.45%, 10/16/28 (144A)	3,284,590
1,242,672	Santander Consumer Auto Receivables Trust, Series
	2021-CA, Class B, 1.44%, 4/17/28 (144A)	1,238,939
1,757,000	Santander Consumer Auto Receivables Trust, Series
	2021-CA, Class C, 2.97%, 6/15/28 (144A)	1,724,738
5,850,000	Santander Drive Auto Receivables Trust, Series 2022-2,
	Class A2, 2.12%, 10/15/26	5,845,090
2,500,000	Santander Drive Auto Receivables Trust, Series 2022-2,
	Class B, 3.44%, 9/15/27	2,487,383
453,826	SCF Equipment Leasing LLC, Series 2019-2A, Class A1,
	2.22%, 6/20/24 (144A)	453,979
1,500,000	SCF Equipment Leasing LLC, Series 2021-1A, Class A3,
	0.83%, 8/21/28 (144A)	1,465,174
41,647(a)	Security National Mortgage Loan Trust, Series 2007-1A,
	Class 2A, 0.807% (1 Month USD LIBOR +
	35 bps), 4/25/37 (144A)	41,624
846,950	Sierra Timeshare Receivables Funding LLC, Series
	2021-1A, Class A, 0.99%, 11/20/37 (144A)	809,106
931,645	Sierra Timeshare Receivables Funding LLC, Series
	2021-1A, Class D, 3.17%, 11/20/37 (144A)	895,661
1,600,000(a)	Silver Rock CLO II, Ltd., Series 2021-2A, Class X,
	1.291% (3 Month USD LIBOR + 105 bps), 1/20/35 (144A)	1,599,093
5,445,196(a)	SLM Private Credit Student Loan Trust, Series 2007-A,
	Class A4A, 1.066% (3 Month USD LIBOR +
	24 bps), 12/16/41	5,279,229
11,663,402(a)	SLM Student Loan Trust, Series 2006-10, Class A6,
	0.408% (3 Month USD LIBOR + 15 bps), 3/25/44	11,276,294

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 47

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,313,168	Small Business Lending Trust, Series 2020-A, Class B,
	3.20%, 12/15/26 (144A)	$ 1,312,962
1,550,000	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	1,532,436
407,567(a)	Sofi Professional Loan Program LLC, Series 2016-B,
	Class A1, 1.657% (1 Month USD LIBOR + 120 bps),
	6/25/33 (144A)	408,003
1,003,550(a)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 1.557% (1 Month USD LIBOR + 110 bps),
	10/27/36 (144A)	1,004,675
251,470(a)	Sofi Professional Loan Program LLC, Series 2016-D,
	Class A1, 1.407% (1 Month USD LIBOR + 95 bps),
	1/25/39 (144A)	251,846
272,935(a)	Sofi Professional Loan Program LLC, Series 2016-E,
	Class A1, 1.307% (1 Month USD LIBOR + 85 bps),
	7/25/39 (144A)	272,977
143,517(a)	Sofi Professional Loan Program LLC, Series 2017-A,
	Class A1, 1.157% (1 Month USD LIBOR + 70 bps),
	3/26/40 (144A)	143,488
171,273(a)	Sofi Professional Loan Program LLC, Series 2017-C,
	Class A1, 1.057% (1 Month USD LIBOR + 60 bps),
	7/25/40 (144A)	171,056
374,741(a)	Sofi Professional Loan Program LLC, Series 2018-A,
	Class A1, 0.807% (1 Month USD LIBOR + 35 bps),
	2/25/42 (144A)	372,019
3,000,000(a)	Sound Point CLO XVI, Ltd., Series 2017-2A, Class D,
	3.858% (3 Month USD LIBOR + 360 bps),
	7/25/30 (144A)	2,911,497
2,707,105	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	2,608,832
4,837,937(a)	STAR Trust, Series 2021-SFR2, Class A, 1.391%
	(1 Month USD LIBOR + 95 bps), 1/17/24 (144A)	4,831,423
6,250,000(a)	STAR Trust, Series 2021-SFR2, Class E, 2.441%
	(1 Month USD LIBOR + 200 bps), 1/17/24 (144A)	6,251,931
3,220,732	Stonepeak ABS, Series 2021-1A, Class AA, 2.301%,
	2/28/33 (144A)	3,040,674
9,000,000(a)	STWD, Ltd., Series 2021-FL2, Class A, 1.668%
	(1 Month USD LIBOR + 120 bps), 4/18/38 (144A)	8,926,857
6,000,000(a)	STWD, Ltd., Series 2021-SIF1, Class A, 1.741%
	(3 Month USD LIBOR + 150 bps), 4/15/32 (144A)	6,000,000
1,500,000(a)	STWD, Ltd., Series 2021-SIF1, Class C, 2.591%
	(3 Month USD LIBOR + 235 bps), 4/15/32 (144A)	1,500,000
12,000,000(a)	STWD, Ltd., Series 2021-SIF2A, Class A1, 0.001%
	(3 Month Term SOFR + 155 bps), 1/15/33 (144A)	11,959,128
4,000,000(a)	STWD, Ltd., Series 2021-SIF2A, Class D, 0.001%
	(3 Month Term SOFR + 385 bps), 1/15/33 (144A)	3,975,960
2,861,230	Theorem Funding Trust, Series 2022-1A, Class A,
	1.85%, 2/15/28 (144A)	2,826,781

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,275,000(a)	THL Credit Wind River CLO, Ltd., Series 2019-1A,
	Class XR, 1.204% (3 Month USD LIBOR +
	95 bps), 7/20/34 (144A)	$ 4,272,756
1,586,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class E, 5.48%, 10/15/26 (144A)	1,585,875
2,750,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	2,712,576
5,778,300(a)	Towd Point Asset Trust, Series 2018-SL1, Class A,
	1.057% (1 Month USD LIBOR + 60 bps), 1/25/46 (144A)	5,763,503
11,000,000(a)	Towd Point Asset Trust, Series 2018-SL1, Class B, 1.507%
	(1 Month USD LIBOR + 105 bps), 1/25/46 (144A)	10,829,773
3,043,545(a)	Towd Point Mortgage Trust, Series 2019-HY2, Class A1,
	1.457% (1 Month USD LIBOR + 100 bps),
	5/25/58 (144A)	3,043,544
1,762,730(a)	Towd Point Mortgage Trust, Series 2019-HY3,
	Class A1A, 1.457% (1 Month USD LIBOR + 100 bps),
	10/25/59 (144A)	1,759,540
9,965,107	Towd Point Mortgage Trust, Series 2020-4, Class XA,
	3.25%, 10/25/60 (144A)	9,421,244
11,500,000(a)	Trafigura Securitisation Finance Plc, Series 2021-1A,
	Class A1, 0.927% (1 Month USD LIBOR +
	53 bps), 1/15/25 (144A)	11,458,611
5,038,104	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class A, 0.74%, 4/15/24 (144A)	5,022,784
1,000,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class D, 1.92%, 5/15/26 (144A)	976,230
3,250,000	Tricolor Auto Securitization Trust, Series 2021-1A,
	Class E, 3.23%, 9/15/26 (144A)	3,139,360
16,400,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 2.264%
	(SOFR30A + 221 bps), 10/15/34 (144A)	16,325,511
2,146,465	TVEST LLC, Series 2020-A, Class A, 4.50%,
	7/15/32 (144A)	2,145,380
6,230,747	TVEST LLC, Series 2021-A, Class A, 2.35%,
	9/15/33 (144A)	6,119,207
4,700,000	United Auto Credit Securitization Trust, Series 2021-1,
	Class F, 4.30%, 9/10/27 (144A)	4,471,828
7,662,777	United Auto Credit Securitization Trust, Series 2022-1,
	Class A, 1.11%, 7/10/24 (144A)	7,642,634
1,097,651	Upstart Pass-Through Trust Series, Series 2021-ST4,
	Class A, 2.00%, 7/20/27 (144A)	1,059,802
4,844,338	Upstart Pass-Through Trust Series, Series 2021-ST5,
	Class A, 2.00%, 7/20/27 (144A)	4,681,022
6,000,000	Upstart Pass-Through Trust Series, Series 2022-ST2,
	Class A, 3.80%, 4/20/30 (144A)	5,893,712
283,181	Upstart Securitization Trust, Series 2020-1, Class A,
	2.322%, 4/22/30 (144A)	283,229
2,048,432	Upstart Securitization Trust, Series 2020-3, Class A,
	1.702%, 11/20/30 (144A)	2,044,043

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 49

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,250,000	Upstart Securitization Trust, Series 2021-1, Class B,
	1.89%, 3/20/31 (144A)	$ 2,190,658
337,801	USASF Receivables LLC, Series 2020-1A, Class A,
	2.47%, 8/15/23 (144A)	337,781
78,947(a)	Venture 32 CLO, Ltd., Series 2018-32RR, Class AX,
	0.998% (3 Month USD LIBOR + 75 bps), 7/19/31 (144A)	78,697
262,953(a)	Venture XXI CLO, Ltd., Series 2015-21A, Class AR,
	1.121% (3 Month USD LIBOR + 88 bps), 7/15/27 (144A)	262,382
1,129,064(a)	Verizon Owner Trust, Series 2019-A, Class A1B, 0.779%
	(1 Month USD LIBOR + 33 bps), 9/20/23	1,129,206
6,346,691	Veros Auto Receivables Trust, Series 2021-1, Class A,
	0.92%, 10/15/26 (144A)	6,271,067
2,000,000	Veros Auto Receivables Trust, Series 2021-1, Class C,
	3.64%, 8/15/28 (144A)	1,921,253
6,644,847	VFI ABS LLC, Series 2022-1A, Class A, 2.23%, 3/24/28
	(144A)	6,581,232
1,305,467	Westgate Resorts LLC, Series 2020-1A, Class A, 2.713%,
	3/20/34 (144A)	1,300,862
1,566,560	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	1,601,690
6,632,619	Westgate Resorts LLC, Series 2022-1A, Class C, 2.488%,
	8/20/36 (144A)	6,440,135
4,144,066(a)	Westlake Automobile Receivables Trust, Series 2020-2A,
	Class A2B, 1.027% (1 Month USD LIBOR +
	63 bps), 2/15/24 (144A)	4,144,808
10,000,000(a)	Westlake Automobile Receivables Trust, Series 2022-1A,
	Class A2B, 0.75% (SOFR30A +
	70 bps), 12/16/24 (144A)	9,999,999
7,066,392	Willis Engine Structured Trust VI, Series 2021-A,
	Class B, 5.438%, 5/15/46 (144A)	6,535,507
6,011(a)	Wilshire Mortgage Loan Trust, Series 1997-2, Class A6,
	0.737% (1 Month USD LIBOR + 28 bps), 5/25/28	6,007
589,856(a)	Wind River CLO, Ltd., Series 2016-1A, Class AR, 1.289%
	(3 Month USD LIBOR + 105 bps), 7/15/28 (144A)	589,695
5,000,000(a)	Woodmont Trust, Series 2020-7A, Class A1A, 2.141% (3
	Month USD LIBOR + 190 bps), 1/15/32 (144A)	4,991,945
6,500,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A,
	Class BR, 2.241% (3 Month USD LIBOR +
	200 bps), 7/16/31 (144A)	6,472,960
6,000,000(a)	Z Capital Credit Partners CLO, Ltd., Series 2019-1A,
	Class DR, 5.241% (3 Month USD LIBOR +
	500 bps), 7/16/31 (144A)	5,966,652
	TOTAL ASSET BACKED SECURITIES
	(Cost $1,297,990,003)	$1,278,719,267

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — 15.4% of Net Assets
51,179(c)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 1.982%, 6/25/30	$ 52,044
2,784,681(a)	Bellemeade Re, Ltd., Series 2017-1, Class M2, 3.807%
	(1 Month USD LIBOR + 335 bps), 10/25/27 (144A)	2,796,105
2,319,316(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 2.307%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	2,311,651
9,678,259(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 3.207%
	(1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	9,577,288
2,900,994(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 2.207%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	2,901,630
2,809,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 3.157%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	2,780,539
2,800,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 2.957%
	(1 Month USD LIBOR + 250 bps), 7/25/29 (144A)	2,774,692
6,501,483(a)	Bellemeade Re, Ltd., Series 2019-3A, Class M1B, 2.057%
	(1 Month USD LIBOR + 160 bps), 7/25/29 (144A)	6,494,029
5,990,336(a)	Bellemeade Re, Ltd., Series 2019-4A, Class M1B, 2.457%
	(1 Month USD LIBOR + 200 bps), 10/25/29 (144A)	5,989,071
5,268,074(a)	Bellemeade Re, Ltd., Series 2019-4A, Class M1C, 2.957%
	(1 Month USD LIBOR + 250 bps), 10/25/29 (144A)	5,193,884
2,266,738(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1C, 4.457%
	(1 Month USD LIBOR + 400 bps), 8/26/30 (144A)	2,277,037
4,506,279(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1B, 3.307%
	(1 Month USD LIBOR + 285 bps), 10/25/30 (144A)	4,521,834
6,300,000(a)	Bellemeade Re, Ltd., Series 2020-3A, Class M1C, 4.157%
	(1 Month USD LIBOR + 370 bps), 10/25/30 (144A)	6,394,960
5,000,000(a)	Bellemeade Re, Ltd., Series 2020-4A, Class B1, 5.457% (1
	Month USD LIBOR + 500 bps), 6/25/30 (144A)	4,943,525
3,336,118(a)	Bellemeade Re, Ltd., Series 2020-4A, Class M2B, 4.057%
	(1 Month USD LIBOR + 360 bps), 6/25/30 (144A)	3,339,830
2,900,000(a)	Bellemeade Re, Ltd., Series 2021-1A, Class M1B, 2.299%
	(SOFR30A + 220 bps), 3/25/31 (144A)	2,899,998
4,860,208(a)	Bellemeade Re, Ltd., Series 2021-3A, Class A2, 1.099%
	(SOFR30A + 100 bps), 9/25/31 (144A)	4,790,061
15,000,000(a)	Bellemeade Re, Ltd., Series 2021-3A, Class M1C, 1.649%
	(SOFR30A + 155 bps), 9/25/31 (144A)	14,401,543
3,890,000(a)	Bellemeade Re, Ltd., Series 2022-1, Class M1C, 3.799%
	(SOFR30A + 370 bps), 1/26/32 (144A)	3,736,501
2,260,506(a)	Brass NO 8 Plc, Series 8A, Class A1, 1.159% (3 Month
	USD LIBOR + 70 bps), 11/16/66 (144A)	2,263,832
1,209,364(c)	BRAVO Residential Funding Trust, Series 2021-NQM2,
	Class A2, 1.28%, 3/25/60 (144A)	1,182,250
108,809(c)	Cascade Funding Mortgage Trust, Series 2019-RM3,
	Class A, 2.80%, 6/25/69 (144A)	106,933
12,411,845(c)	Cascade Funding Mortgage Trust, Series 2021-HB6,
	Class A, 0.898%, 6/25/36 (144A)	12,287,466
200,000(c)	CFMT LLC, Series 2020-HB4, Class M3, 2.72%,
	12/26/30 (144A)	191,862

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 51

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,000,000(c)	CFMT LLC, Series 2020-HB4, Class M4, 4.948%,
	12/26/30 (144A)	$ 7,758,641
3,300,000(c)	CFMT LLC, Series 2021-HB5, Class M3, 2.91%,
	2/25/31 (144A)	3,151,307
9,289,942(c)	CFMT LLC, Series 2021-HB7, Class A, 1.151%,
	10/27/31 (144A)	9,145,125
9,000,000(c)	CFMT LLC, Series 2021-HB7, Class M2, 2.679%,
	10/27/31 (144A)	8,647,621
6,450,000(c)	CFMT LLC, Series 2021-HB7, Class M4, 5.072%,
	10/27/31 (144A)	6,179,922
8,940,325(a)	Chase Mortgage Finance Corp., Series 2021-CL1,
	Class M1, 1.299% (SOFR30A + 120 bps),
	2/25/50 (144A)	8,753,130
2,313,966(a)	Chase Mortgage Finance Corp., Series 2021-CL1,
	Class M2, 1.449% (SOFR30A + 135 bps),
	2/25/50 (144A)	2,265,668
1,332,284(a)	Chase Mortgage Finance Corp., Series 2021-CL1,
	Class M3, 1.649% (SOFR30A + 155 bps),
	2/25/50 (144A)	1,298,218
489	Citicorp Mortgage Securities REMIC Pass-Through
	Certificates Trust Series, Series 2005-4, Class 2A1,
	5.00%, 7/25/20	488
20,544,754(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class M2, 2.607% (1 Month USD LIBOR +
	215 bps), 11/25/39 (144A)	20,214,926
2,515,000(a)	Connecticut Avenue Securities Trust, Series 2022-R01,
	Class 1M2, 1.999% (SOFR30A +
	190 bps), 12/25/41 (144A)	2,398,469
19,015(a)	CSFB Mortgage-Backed Pass-Through Certificates
	Series, Series 2004-AR5, Class 11A2, 1.197% (1 Month
	USD LIBOR + 74 bps), 6/25/34	19,054
4,410,148(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 2.156%
	(1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	4,401,758
6,292,367(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 2.257%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	6,253,075
6,640,000(a)	Eagle Re, Ltd., Series 2020-1, Class M1B, 1.907%
	(1 Month USD LIBOR + 145 bps), 1/25/30 (144A)	6,499,623
750,000(a)	Eagle Re, Ltd., Series 2020-1, Class M1C, 2.257%
	(1 Month USD LIBOR + 180 bps), 1/25/30 (144A)	726,551
7,616,184(a)	Eagle Re, Ltd., Series 2020-2, Class M2, 6.057%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	7,635,705
2,917,705(a)	Eagle Re, Ltd., Series 2021-1, Class M1A, 1.799%
	(SOFR30A + 170 bps), 10/25/33 (144A)	2,916,579
4,206,000(a)	Eagle Re, Ltd., Series 2021-1, Class M1B, 2.249%
	(SOFR30A + 215 bps), 10/25/33 (144A)	4,195,687
3,360,000(a)	Eagle Re, Ltd., Series 2021-2, Class M1C, 3.549%
	(SOFR30A + 345 bps), 4/25/34 (144A)	3,193,319
1,071,432(a)	Fannie Mae Connecticut Avenue Securities,
	Series 2016-C02, Class 1M2, 6.457% (1 Month USD
	LIBOR + 600 bps), 9/25/28	1,129,433

The accompanying notes are an integral part of these financial statements.

52 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,048,265(a)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C05, Class 1M2B, 2.657% (1 Month USD LIBOR +
	220 bps), 1/25/30	$ 8,093,602
4,275,000(a)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C05, Class 1M2C, 2.657% (1 Month USD LIBOR +
	220 bps), 1/25/30	4,241,119
11,403,625(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C01, Class 1EB1, 0.907% (1 Month USD LIBOR +
	45 bps), 7/25/30	11,340,858
869,643(a)	Fannie Mae Connecticut Avenue Securities, Series
	2021-R02, Class 2M1, 0.999% (SOFR30A +
	90 bps), 11/25/41 (144A)	860,403
8,782(a)	Fannie Mae REMICS, Series 1993-230, Class FA, 1.057%
	(1 Month USD LIBOR + 60 bps), 12/25/23	8,809
21,384(a)	Fannie Mae REMICS, Series 1993-247, Class FA, 2.731%
	(12 month USD LIBOR + 140 bps), 12/25/23	21,527
21,384(a)	Fannie Mae REMICS, Series 1993-247, Class FE, 1.457%
	(1 Month USD LIBOR + 100 bps), 12/25/23	21,509
45,935(a)	Fannie Mae REMICS, Series 1994-40, Class FC, 0.957%
	(1 Month USD LIBOR + 50 bps), 3/25/24	46,215
9,556(a)	Fannie Mae REMICS, Series 1997-46, Class FA, 0.968%
	(1 Month USD LIBOR + 50 bps), 7/18/27	9,486
17,926(a)	Fannie Mae REMICS, Series 1998-21, Class F, 1.43%
	(1 Year CMT Index + 35 bps), 3/25/28	17,925
27,797(a)	Fannie Mae REMICS, Series 2000-47, Class FD, 1.007%
	(1 Month USD LIBOR + 55 bps), 12/25/30	27,950
100,349(a)	Fannie Mae REMICS, Series 2001-35, Class F, 1.057%
	(1 Month USD LIBOR + 60 bps), 7/25/31	101,087
34,519(a)	Fannie Mae REMICS, Series 2001-37, Class F, 0.957%
	(1 Month USD LIBOR + 50 bps), 8/25/31	34,639
207,372(a)	Fannie Mae REMICS, Series 2001-50, Class FQ, 1.057%
	(1 Month USD LIBOR + 60 bps), 11/25/31	208,897
91,244(a)	Fannie Mae REMICS, Series 2001-65, Class F, 1.057%
	(1 Month USD LIBOR + 60 bps), 11/25/31	91,914
59,866(a)	Fannie Mae REMICS, Series 2001-69, Class FA, 1.057%
	(1 Month USD LIBOR + 60 bps), 7/25/31	60,311
146,293(a)	Fannie Mae REMICS, Series 2001-72, Class FB, 1.357%
	(1 Month USD LIBOR + 90 bps), 12/25/31	148,918
45,926(a)	Fannie Mae REMICS, Series 2001-81, Class FL, 1.118%
	(1 Month USD LIBOR + 65 bps), 1/18/32	46,251
79,727(a)	Fannie Mae REMICS, Series 2002-1, Class FC, 1.157%
	(1 Month USD LIBOR + 70 bps), 1/25/32	80,720
236,967(a)	Fannie Mae REMICS, Series 2002-13, Class FD, 1.357%
	(1 Month USD LIBOR + 90 bps), 3/25/32	240,206
155,287(a)	Fannie Mae REMICS, Series 2002-34, Class FA, 0.968%
	(1 Month USD LIBOR + 50 bps), 5/18/32	155,811
131,344(a)	Fannie Mae REMICS, Series 2002-56, Class FN, 1.457%
	(1 Month USD LIBOR + 100 bps), 7/25/32	134,317

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 53

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
17,837(a)	Fannie Mae REMICS, Series 2002-58, Class FD, 1.057%
	(1 Month USD LIBOR + 60 bps), 8/25/32	$ 17,978
80,326(a)	Fannie Mae REMICS, Series 2002-77, Class F, 1.057%
	(1 Month USD LIBOR + 60 bps), 12/25/32		81,064
57,978(a)	Fannie Mae REMICS, Series 2002-82, Class FB, 0.957%
	(1 Month USD LIBOR + 50 bps), 12/25/32		58,240
77,035(a)	Fannie Mae REMICS, Series 2002-90, Class FH, 0.957%
	(1 Month USD LIBOR + 50 bps), 9/25/32		77,375
43,392(a)	Fannie Mae REMICS, Series 2002-92, Class FB, 1.107%
	(1 Month USD LIBOR + 65 bps), 4/25/30		43,765
81,851(a)	Fannie Mae REMICS, Series 2002-93, Class FH, 0.957%
	(1 Month USD LIBOR + 50 bps), 1/25/33		82,317
134,340(a)	Fannie Mae REMICS, Series 2003-107, Class FD, 0.957%
	(1 Month USD LIBOR + 50 bps), 11/25/33		135,095
209,299(a)	Fannie Mae REMICS, Series 2003-31, Class FM, 0.957%
	(1 Month USD LIBOR + 50 bps), 4/25/33		210,516
85,634(a)	Fannie Mae REMICS, Series 2003-42, Class JF, 0.957%
	(1 Month USD LIBOR + 50 bps), 5/25/33		86,128
20,717(a)	Fannie Mae REMICS, Series 2003-49, Class FY, 0.857%
	(1 Month USD LIBOR + 40 bps), 6/25/23		20,738
66,813(a)	Fannie Mae REMICS, Series 2003-7, Class FA, 1.207%
	(1 Month USD LIBOR + 75 bps), 2/25/33		67,791
127,669(a)	Fannie Mae REMICS, Series 2003-8, Class FJ, 0.807%
	(1 Month USD LIBOR + 35 bps), 2/25/33		127,915
136,938(a)	Fannie Mae REMICS, Series 2004-52, Class FW, 0.857%
	(1 Month USD LIBOR + 40 bps), 7/25/34		137,210
39,023(a)	Fannie Mae REMICS, Series 2004-54, Class FN, 0.907%
	(1 Month USD LIBOR + 45 bps), 7/25/34		39,165
203,308(a)	Fannie Mae REMICS, Series 2004-79, Class FM, 0.757%
	(1 Month USD LIBOR + 30 bps), 11/25/24		203,215
133,793(a)	Fannie Mae REMICS, Series 2005-83, Class KT, 0.757%
	(1 Month USD LIBOR + 30 bps), 10/25/35		133,593
170,721(a)	Fannie Mae REMICS, Series 2005-83, Class LF, 0.767%
	(1 Month USD LIBOR + 31 bps), 2/25/35		170,609
78,418(a)	Fannie Mae REMICS, Series 2006-104, Class GF, 0.777%
	(1 Month USD LIBOR + 32 bps), 11/25/36		78,355
26,822(a)	Fannie Mae REMICS, Series 2006-11, Class FB, 0.757%
	(1 Month USD LIBOR + 30 bps), 3/25/36		26,786
37,802(a)	Fannie Mae REMICS, Series 2006-115, Class BF, 0.697%
	(1 Month USD LIBOR + 24 bps), 12/25/36		37,636
108,568(a)	Fannie Mae REMICS, Series 2006-33, Class FH, 0.807%
	(1 Month USD LIBOR + 35 bps), 5/25/36		108,615
108,817(a)	Fannie Mae REMICS, Series 2006-34, Class FA, 0.767%
	(1 Month USD LIBOR + 31 bps), 5/25/36		108,669
152,985(a)	Fannie Mae REMICS, Series 2006-42, Class CF, 0.907%
	(1 Month USD LIBOR + 45 bps), 6/25/36		153,339
63,884(a)	Fannie Mae REMICS, Series 2006-56, Class FC, 0.747%
	(1 Month USD LIBOR + 29 bps), 7/25/36		63,775

The accompanying notes are an integral part of these financial statements.

54 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
13,711(a)	Fannie Mae REMICS, Series 2006-70, Class BF, 1.007%
	(1 Month USD LIBOR + 55 bps), 8/25/36	$ 13,843
33,841(a)	Fannie Mae REMICS, Series 2006-82, Class F, 1.027%
	(1 Month USD LIBOR + 57 bps), 9/25/36		34,191
28,194(a)	Fannie Mae REMICS, Series 2007-100, Class YF, 1.007%
	(1 Month USD LIBOR + 55 bps), 10/25/37		28,474
36,807(a)	Fannie Mae REMICS, Series 2007-103, Class AF, 1.457%
	(1 Month USD LIBOR + 100 bps), 3/25/37		37,687
44,753(a)	Fannie Mae REMICS, Series 2007-110, Class FA, 1.077%
	(1 Month USD LIBOR + 62 bps), 12/25/37		45,326
60,949(a)	Fannie Mae REMICS, Series 2007-13, Class FA, 0.707%
	(1 Month USD LIBOR + 25 bps), 3/25/37		60,684
109,035(a)	Fannie Mae REMICS, Series 2007-2, Class FT, 0.707%
	(1 Month USD LIBOR + 25 bps), 2/25/37		108,568
94,236(a)	Fannie Mae REMICS, Series 2007-41, Class FA, 0.857%
	(1 Month USD LIBOR + 40 bps), 5/25/37		94,497
181,060(a)	Fannie Mae REMICS, Series 2007-50, Class FN, 0.697%
	(1 Month USD LIBOR + 24 bps), 6/25/37		180,321
17,830(a)	Fannie Mae REMICS, Series 2007-57, Class FA, 0.687%
	(1 Month USD LIBOR + 23 bps), 6/25/37		17,761
47,573(a)	Fannie Mae REMICS, Series 2007-58, Class FA, 0.707%
	(1 Month USD LIBOR + 25 bps), 6/25/37		47,371
46,751(a)	Fannie Mae REMICS, Series 2007-66, Class FB, 0.857%
	(1 Month USD LIBOR + 40 bps), 7/25/37		46,816
112,931(a)	Fannie Mae REMICS, Series 2007-7, Class FJ, 0.657%
	(1 Month USD LIBOR + 20 bps), 2/25/37		112,211
180,133(a)	Fannie Mae REMICS, Series 2007-85, Class FG, 0.957%
	(1 Month USD LIBOR + 50 bps), 9/25/37		181,468
224,569(a)	Fannie Mae REMICS, Series 2007-91, Class FB, 1.057%
	(1 Month USD LIBOR + 60 bps), 10/25/37		227,268
73,351(a)	Fannie Mae REMICS, Series 2007-92, Class OF, 1.027%
	(1 Month USD LIBOR + 57 bps), 9/25/37		73,968
41,349(a)	Fannie Mae REMICS, Series 2007-93, Class FD, 1.007%
	(1 Month USD LIBOR + 55 bps), 9/25/37		41,720
19,775(a)	Fannie Mae REMICS, Series 2007-98, Class FD, 0.907%
	(1 Month USD LIBOR + 45 bps), 6/25/37		19,876
24,630(a)	Fannie Mae REMICS, Series 2008-6, Class FA, 1.157%
	(1 Month USD LIBOR + 70 bps), 2/25/38		25,061
125,094(a)	Fannie Mae REMICS, Series 2008-88, Class FA, 1.677%
	(1 Month USD LIBOR + 122 bps), 10/25/38		130,030
60,523(a)	Fannie Mae REMICS, Series 2009-113, Class FB, 1.007%
	(1 Month USD LIBOR + 55 bps), 1/25/40		61,146
3(a)	Fannie Mae REMICS, Series 2010-38, Class F, 0.757%
	(1 Month USD LIBOR + 30 bps), 4/25/25		3
36,225(a)	Fannie Mae REMICS, Series 2010-43, Class FD, 1.057%
	(1 Month USD LIBOR + 60 bps), 5/25/40		36,698
98,127(a)	Fannie Mae REMICS, Series 2010-43, Class IF, 0.957%
	(1 Month USD LIBOR + 50 bps), 5/25/40		98,603

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 55

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,136(a)	Fannie Mae REMICS, Series 2011-19, Class FM, 1.007%
	(1 Month USD LIBOR + 55 bps), 5/25/40	$ 4,138
106,510(a)	Fannie Mae REMICS, Series 2012-40, Class PF, 0.957%
	(1 Month USD LIBOR + 50 bps), 4/25/42	107,175
1,164,460(a)	Fannie Mae Trust, Series 2003-W6, Class F, 0.537%
	(1 Month USD LIBOR + 35 bps), 9/25/42	1,159,101
462,240(a)	Fannie Mae Trust, Series 2005-W3, Class 2AF, 0.677%
	(1 Month USD LIBOR + 22 bps), 3/25/45	460,688
36,459(c)	Fannie Mae Trust, Series 2005-W3, Class 3A,
	3.191%, 4/25/45	38,258
54,997(c)	Fannie Mae Trust, Series 2005-W4, Class 3A,
	2.388%, 6/25/45	55,814
428,378(a)	Fannie Mae Whole Loan, Series 2007-W1, Class 1AF1,
	0.717% (1 Month USD LIBOR + 26 bps), 11/25/46	425,149
100,871(a)	Freddie Mac REMICS, Series 1695, Class EG, 1.447%
	(1 Month USD LIBOR + 105 bps), 3/15/24	101,575
95,304(a)	Freddie Mac REMICS, Series 2106, Class F, 0.847%
	(1 Month USD LIBOR + 45 bps), 12/15/28	95,493
58,914(a)	Freddie Mac REMICS, Series 2122, Class FD, 0.747%
	(1 Month USD LIBOR + 35 bps), 2/15/29	58,928
17,261(a)	Freddie Mac REMICS, Series 2156, Class FQ, 0.747%
	(1 Month USD LIBOR + 35 bps), 5/15/29	17,284
109,522(a)	Freddie Mac REMICS, Series 2186, Class FY, 0.997%
	(1 Month USD LIBOR + 60 bps), 4/15/28	110,226
31,763(a)	Freddie Mac REMICS, Series 2368, Class AF, 1.347%
	(1 Month USD LIBOR + 95 bps), 10/15/31	32,363
31,913(a)	Freddie Mac REMICS, Series 2377, Class FE, 0.997%
	(1 Month USD LIBOR + 60 bps), 11/15/31	32,151
72,706(a)	Freddie Mac REMICS, Series 2411, Class FR, 0.997%
	(1 Month USD LIBOR + 60 bps), 6/15/31	73,219
61,973(a)	Freddie Mac REMICS, Series 2432, Class FH, 1.097%
	(1 Month USD LIBOR + 70 bps), 3/15/32	62,774
153,997(a)	Freddie Mac REMICS, Series 2439, Class F, 1.397%
	(1 Month USD LIBOR + 100 bps), 3/15/32	157,146
209,785(a)	Freddie Mac REMICS, Series 2470, Class AF, 1.397%
	(1 Month USD LIBOR + 100 bps), 3/15/32	214,392
130,109(a)	Freddie Mac REMICS, Series 2471, Class FD, 1.397%
	(1 Month USD LIBOR + 100 bps), 3/15/32	132,771
37,391(a)	Freddie Mac REMICS, Series 2498, Class FQ, 0.997%
	(1 Month USD LIBOR + 60 bps), 9/15/32	37,685
41,040(a)	Freddie Mac REMICS, Series 2543, Class EF, 0.747%
	(1 Month USD LIBOR + 35 bps), 12/15/32	41,016
242,619(a)	Freddie Mac REMICS, Series 2551, Class FD, 0.797%
	(1 Month USD LIBOR + 40 bps), 1/15/33	243,113
149,459(a)	Freddie Mac REMICS, Series 2567, Class FJ, 0.797%
	(1 Month USD LIBOR + 40 bps), 2/15/33	149,608
67,064(a)	Freddie Mac REMICS, Series 2577, Class FA, 0.947%
	(1 Month USD LIBOR + 55 bps), 2/15/33	67,503

The accompanying notes are an integral part of these financial statements.

56 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
5,417(a)	Freddie Mac REMICS, Series 2585, Class FD, 0.897%
	(1 Month USD LIBOR + 50 bps), 12/15/32	$ 5,442
75,101(a)	Freddie Mac REMICS, Series 2614, Class FV, 1.955%
	(1 Month USD LIBOR + 150 bps), 5/15/33		77,472
111,735(a)	Freddie Mac REMICS, Series 2631, Class FC, 0.797%
	(1 Month USD LIBOR + 40 bps), 6/15/33		111,972
59,879(a)	Freddie Mac REMICS, Series 2711, Class FA, 1.397%
	(1 Month USD LIBOR + 100 bps), 11/15/33		61,099
103,530(a)	Freddie Mac REMICS, Series 2916, Class NF, 0.647%
	(1 Month USD LIBOR + 25 bps), 1/15/35		103,295
255,686(a)	Freddie Mac REMICS, Series 2976, Class LF, 0.737%
	(1 Month USD LIBOR + 34 bps), 5/15/35		255,680
78,992(a)	Freddie Mac REMICS, Series 3012, Class FE, 0.647%
	(1 Month USD LIBOR + 25 bps), 8/15/35		78,991
72,041(a)	Freddie Mac REMICS, Series 3042, Class PF, 0.647%
	(1 Month USD LIBOR + 25 bps), 8/15/35		71,875
47,905(a)	Freddie Mac REMICS, Series 3067, Class FA, 0.747%
	(1 Month USD LIBOR + 35 bps), 11/15/35		47,924
40,755(a)	Freddie Mac REMICS, Series 3102, Class FG, 0.697%
	(1 Month USD LIBOR + 30 bps), 1/15/36		40,711
91,655(a)	Freddie Mac REMICS, Series 3117, Class EF, 0.747%
	(1 Month USD LIBOR + 35 bps), 2/15/36		91,692
204,271(a)	Freddie Mac REMICS, Series 3117, Class FE, 0.697%
	(1 Month USD LIBOR + 30 bps), 2/15/36		203,952
121,733(a)	Freddie Mac REMICS, Series 3122, Class FP, 0.697%
	(1 Month USD LIBOR + 30 bps), 3/15/36		121,593
74,224(a)	Freddie Mac REMICS, Series 3147, Class PF, 0.697%
	(1 Month USD LIBOR + 30 bps), 4/15/36		74,138
189,679(a)	Freddie Mac REMICS, Series 3173, Class FC, 0.817%
	(1 Month USD LIBOR + 42 bps), 6/15/36		190,308
436,011(a)	Freddie Mac REMICS, Series 3175, Class FE, 0.707%
	(1 Month USD LIBOR + 31 bps), 6/15/36		435,451
235,639(a)	Freddie Mac REMICS, Series 3181, Class HF, 0.897%
	(1 Month USD LIBOR + 50 bps), 7/15/36		237,308
12,188(a)	Freddie Mac REMICS, Series 3191, Class FE, 0.797%
	(1 Month USD LIBOR + 40 bps), 7/15/36		12,220
172,661(a)	Freddie Mac REMICS, Series 3221, Class FW, 0.817%
	(1 Month USD LIBOR + 42 bps), 9/15/36		173,275
55,835(a)	Freddie Mac REMICS, Series 3222, Class FN, 0.797%
	(1 Month USD LIBOR + 40 bps), 9/15/36		55,984
177,995(a)	Freddie Mac REMICS, Series 3239, Class EF, 0.747%
	(1 Month USD LIBOR + 35 bps), 11/15/36		178,070
91,133(a)	Freddie Mac REMICS, Series 3239, Class FB, 0.747%
	(1 Month USD LIBOR + 35 bps), 11/15/36		91,171
145,150(a)	Freddie Mac REMICS, Series 3247, Class FA, 0.647%
	(1 Month USD LIBOR + 25 bps), 8/15/36		144,568
186,793(a)	Freddie Mac REMICS, Series 3266, Class F, 0.697%
	(1 Month USD LIBOR + 30 bps), 1/15/37		186,438

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 57

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
126,540(a)	Freddie Mac REMICS, Series 3307, Class FT, 0.637%
	(1 Month USD LIBOR + 24 bps), 7/15/34	$ 126,040
13,095(a)	Freddie Mac REMICS, Series 3315, Class F, 0.737%
	(1 Month USD LIBOR + 34 bps), 5/15/37	13,095
319,191(a)	Freddie Mac REMICS, Series 3373, Class FB, 0.977%
	(1 Month USD LIBOR + 58 bps), 10/15/37	322,783
39,346(a)	Freddie Mac REMICS, Series 3376, Class FM, 1.017%
	(1 Month USD LIBOR + 62 bps), 10/15/37	39,860
15,110(a)	Freddie Mac REMICS, Series 3560, Class FA, 1.647%
	(1 Month USD LIBOR + 125 bps), 5/15/37	15,758
202,377(a)	Freddie Mac REMICS, Series 3610, Class FA, 1.097%
	(1 Month USD LIBOR + 70 bps), 12/15/39	205,391
75,256(a)	Freddie Mac REMICS, Series 3708, Class PF, 0.747%
	(1 Month USD LIBOR + 35 bps), 7/15/40	75,271
19,075(a)	Freddie Mac REMICS, Series 3784, Class F, 0.797%
	(1 Month USD LIBOR + 40 bps), 7/15/23	19,093
6,934(a)	Freddie Mac REMICS, Series 3792, Class DF, 0.797%
	(1 Month USD LIBOR + 40 bps), 11/15/40	6,944
19,639(a)	Freddie Mac REMICS, Series 3867, Class FD, 0.747%
	(1 Month USD LIBOR + 35 bps), 5/15/41	19,645
39,195(a)	Freddie Mac REMICS, Series 3914, Class LF, 0.597%
	(1 Month USD LIBOR + 20 bps), 8/15/26	39,167
74,562(a)	Freddie Mac REMICS, Series 3970, Class GF, 0.697%
	(1 Month USD LIBOR + 30 bps), 9/15/26	74,492
83,621(a)	Freddie Mac REMICS, Series 3982, Class FL, 0.947%
	(1 Month USD LIBOR + 55 bps), 12/15/39	83,910
43,187(a)	Freddie Mac REMICS, Series 4056, Class QF, 0.747%
	(1 Month USD LIBOR + 35 bps), 12/15/41	43,172
203,946(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 4.207% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	204,188
3,062,016(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.557% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	3,075,411
7,550,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class M2, 2.349% (SOFR30A +
	225 bps), 8/25/33 (144A)	7,254,877
4,700,000(a)	Freddie Mac Stacr Remic Trust, Series 2021-HQA3,
	Class M2, 2.199% (SOFR30A +
	210 bps), 9/25/41 (144A)	4,408,471
12,380,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-DNA1,
	Class M2, 2.599% (SOFR30A +
	250 bps), 1/25/42 (144A)	11,573,063
10,350,000(a)	Freddie Mac Stacr Remic Trust, Series 2022-HQA1,
	Class M1A, 2.15% (SOFR30A +
	210 bps), 3/25/42 (144A)	10,376,212
12,789,536(a)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class M2,
	1.857% (1 Month USD LIBOR + 140 bps),
	2/25/49 (144A)	12,613,404

The accompanying notes are an integral part of these financial statements.

58 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
85,331(a)	Freddie Mac Strips, Series 237, Class F14, 0.797%
	(1 Month USD LIBOR + 40 bps), 5/15/36	$ 85,807
80,283(a)	Freddie Mac Strips, Series 239, Class F29, 0.647%
	(1 Month USD LIBOR + 25 bps), 8/15/36	80,795
347,064(a)	Freddie Mac Strips, Series 239, Class F30, 0.697%
	(1 Month USD LIBOR + 30 bps), 8/15/36	347,825
100,669(a)	Freddie Mac Strips, Series 244, Class F22, 0.747%
	(1 Month USD LIBOR + 35 bps), 12/15/36	101,531
9,658,028(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2013-DN2, Class M2, 4.707% (1 Month
	USD LIBOR + 425 bps), 11/25/23	9,771,652
2,982,181(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2015-DNA3, Class M3, 5.157% (1 Month
	USD LIBOR + 470 bps), 4/25/28	3,109,090
8,190,263(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA1, Class M3, 6.007%
	(1 Month USD LIBOR + 555 bps), 7/25/28	8,723,290
9,752,226(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA4, Class M3, 4.257%
	(1 Month USD LIBOR + 380 bps), 3/25/29	10,080,650
3,425,000(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class B1D, 2.957%
	(1 Month USD LIBOR + 250 bps), 12/25/42	3,099,934
5,758,373(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class M2, 2.907%
	(1 Month USD LIBOR + 245 bps), 12/25/42	5,772,738
890,003(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class M2D, 1.707%
	(1 Month USD LIBOR + 125 bps), 12/25/42	867,835
1,584,000(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2021-DNA2, Class M2, 2.399%
	(SOFR30A + 230 bps), 8/25/33 (144A)	1,561,434
5,590,000(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2022-DNA2, Class M1B, 2.499%
	(SOFR30A + 240 bps), 2/25/42 (144A)	5,439,133
5,990,000(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2022-DNA2, Class M2, 3.849%
	(SOFR30A + 375 bps), 2/25/42 (144A)	5,857,171
665,824(a)	Gosforth Funding Plc, Series 2018-1A, Class A1,
	0.948% (3 Month USD LIBOR + 45 bps),
	8/25/60 (144A)	665,877
54,809(a)	Government National Mortgage Association,
	Series 2003-7, Class FB, 0.631% (1 Month USD LIBOR +
	20 bps), 1/16/33	54,680
91,602(a)	Government National Mortgage Association,
	Series 2008-69, Class FA, 0.949% (1 Month USD LIBOR +
	50 bps), 8/20/38	92,050
85,852(a)	Government National Mortgage Association, Series
	2009-66, Class UF, 1.431% (1 Month USD LIBOR +
	100 bps), 8/16/39	87,773

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 59

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
83,153(a)	Government National Mortgage Association,
	Series 2009-88, Class MF, 1.049% (1 Month USD
	LIBOR + 60 bps), 7/20/39	$ 83,195
66,989(a)	Government National Mortgage Association,
	Series 2009-92, Class FJ, 1.111% (1 Month USD LIBOR +
	68 bps), 10/16/39	67,772
286,231(a)	Government National Mortgage Association,
	Series 2005-3, Class FC, 0.681% (1 Month USD LIBOR +
	25 bps), 1/16/35	285,615
266,841(a)	Government National Mortgage Association,
	Series 2005-16, Class FA, 0.699% (1 Month USD LIBOR +
	25 bps), 2/20/35	266,275
4,755,676(a)	Home Re Ltd., Series 2018-1, Class M1, 2.057%
	(1 Month USD LIBOR + 160 bps), 10/25/28 (144A)	4,747,657
5,347,200(a)	Home Re Ltd., Series 2019-1, Class M1, 2.107%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	5,344,452
2,386,424(a)	Home Re Ltd., Series 2020-1, Class M1B, 3.707%
	(1 Month USD LIBOR + 325 bps), 10/25/30 (144A)	2,388,059
4,650,000(a)	Home Re Ltd., Series 2020-1, Class M1C, 4.607%
	(1 Month USD LIBOR + 415 bps), 10/25/30 (144A)	4,668,695
9,501,000(a)	Home Re Ltd., Series 2021-1, Class M1B, 2.007%
	(1 Month USD LIBOR + 155 bps), 7/25/33 (144A)	9,437,879
7,360,000(a)	Home Re Ltd., Series 2021-1, Class M2, 3.307%
	(1 Month USD LIBOR + 285 bps), 7/25/33 (144A)	6,766,228
11,013,000(a)	Home Re Ltd., Series 2021-2, Class M1C, 2.899%
	(SOFR30A + 280 bps), 1/25/34 (144A)	10,381,244
2,000,000(a)	Home Re, Ltd., Series 2021-2, Class M1A, 1.349%
	(SOFR30A + 125 bps), 1/25/34 (144A)	1,983,500
2,752,183(c)	Imperial Fund Mortgage Trust, Series 2021-NQM2,
	Class A2, 1.362%, 9/25/56 (144A)	2,543,512
5,000,000	IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA,
	3.40%, 8/18/43 (144A)	5,006,250
1,867,435(c)	JP Morgan Mortgage Trust, Series 2014-IVR3, Class B4,
	2.383%, 9/25/44 (144A)	1,892,397
3,411,614(c)	JP Morgan Mortgage Trust, Series 2014-IVR6, Class B1,
	2.391%, 7/25/44 (144A)	3,417,028
72,969(c)	JP Morgan Mortgage Trust, Series 2017-4, Class A9,
	3.50%, 11/25/48 (144A)	72,875
13,002,506(a)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class A2,
	1.207% (1 Month USD LIBOR + 75 bps), 4/25/46 (144A)	12,940,554
2,130,903(a)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class A3,
	1.207% (1 Month USD LIBOR + 75 bps), 4/25/46 (144A)	2,112,783
7,933,834(c)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B1,
	2.106%, 4/25/46 (144A)	7,980,155
7,504,008(c)	JP Morgan Mortgage Trust, Series 2018-7FRB, Class B2,
	2.106%, 4/25/46 (144A)	7,528,865
1,228,917(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 0.957% (1 Month USD LIBOR +
	50 bps), 5/25/33 (144A)	1,218,804

The accompanying notes are an integral part of these financial statements.

60 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
5,095,136(c)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B1, 0.823%, 5/25/33 (144A)	$ 5,051,216
4,749,475(c)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B2, 0.823%, 5/25/33 (144A)	4,703,459
3,661,428(c)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B3, 0.823%, 5/25/33 (144A)	3,617,715
275,914(c)	JP Morgan Trust, Series 2015-1, Class 1A14, 1.98%,
	12/25/44 (144A)	278,558
4,116,816(a)	JPMorgan Chase Bank N.A. - CHASE, Series 2019-CL1,
	Class M1, 1.807% (1 Month USD LIBOR +
	135 bps), 4/25/47 (144A)	4,086,299
17,184,078(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 2.955% (1 Month USD LIBOR +
	250 bps), 4/1/24 (144A)	17,309,833
17,266,516(a)	LSTAR Securities Investment, Ltd., Series 2019-4,
	Class A1, 2.955% (1 Month USD LIBOR +
	250 bps), 5/1/24 (144A)	17,477,993
8,677,530(a)	LSTAR Securities Investment, Ltd., Series 2021-1,
	Class A, 2.255% (1 Month USD LIBOR +
	180 bps), 2/1/26 (144A)	8,700,489
9,189,532(a)	LSTAR Securities Investment, Ltd., Series 2021-2,
	Class A1, 2.155% (1 Month USD LIBOR +
	170 bps), 3/2/26 (144A)	9,163,335
3,600,000(a)	Mello Warehouse Securitization Trust, Series 2020-2,
	Class G, 5.207% (1 Month USD LIBOR +
	475 bps), 11/25/53 (144A)	3,582,109
7,515(c)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2003-G, Class A3, 1.746%, 1/25/29	7,561
424,166(a)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2003-H, Class A1, 1.097% (1 Month USD LIBOR +
	64 bps), 1/25/29	403,806
243,105(a)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2004-B, Class A2, 0.792% (6 Month USD LIBOR +
	54 bps), 5/25/29	241,251
14,870(a)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2004-C, Class A2B, 1.336% (6 Month USD LIBOR
	+ 100 bps), 7/25/29	14,772
81,162(c)	Merrill Lynch Mortgage Investors Trust Series MLCC,
	Series 2004-D, Class A3, 1.958%, 9/25/29	80,659
838,994(c)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2014-1A, Class A1, 2.34%, 6/25/44 (144A)	852,958
2,564,000(c)	Morgan Stanley Residential Mortgage Loan Trust,
	Series 2014-1A, Class B4, 2.34%, 6/25/44 (144A)	2,698,203
7,975,000(a)	NewRez Warehouse Securitization Trust, Series 2021-1,
	Class E, 3.707% (1 Month USD LIBOR + 325 bps),
	5/25/55 (144A)	7,858,973
1,500,000(a)	Oaktown Re II, Ltd., Series 2018-1A, Class B1, 4.507%
	(1 Month USD LIBOR + 405 bps), 7/25/28 (144A)	1,510,733
5,893,993(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M1, 2.007%
	(1 Month USD LIBOR + 155 bps), 7/25/28 (144A)	5,886,308

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 61

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,302,000(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M2, 3.307%
	(1 Month USD LIBOR + 285 bps), 7/25/28 (144A)	$ 4,296,210
4,970,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 3.957%
	(1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	4,891,340
1,631,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1B, 4.807%
	(1 Month USD LIBOR + 435 bps), 7/25/29 (144A)	1,613,209
13,573,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B, 2.407%
	(1 Month USD LIBOR + 195 bps), 7/25/29 (144A)	13,506,118
2,797,685(a)	Oaktown Re V, Ltd., Series 2020-2A, Class M1B, 4.057%
	(1 Month USD LIBOR + 360 bps), 10/25/30 (144A)	2,799,598
5,750,000(a)	Oaktown Re VI, Ltd., Series 2021-1A, Class M1B, 2.149%
	(SOFR30A + 205 bps), 10/25/33 (144A)	5,722,088
1,000,000(a)	Oaktown Re VI, Ltd., Series 2021-1A, Class M2, 4.049%
	(SOFR30A + 395 bps), 10/25/33 (144A)	960,788
561,424(a)	Pepper Residential Securities Trust, Series 21A,
	Class A1U, 1.311% (1 Month USD LIBOR +
	88 bps), 1/16/60 (144A)	560,805
1,285,521(a)	Pepper Residential Securities Trust No. 22, Series 22A,
	Class A1U, 1.449% (1 Month USD LIBOR +
	100 bps), 6/20/60 (144A)	1,284,339
2,418,057(a)	Pepper Residential Securities Trust No. 25, Series 25A,
	Class A1U, 1.327% (1 Month USD LIBOR +
	93 bps), 3/12/61 (144A)	2,413,908
16,117,000(a)	PNMAC GMSR Issuer Trust, Series 2018-GT2, Class A,
	3.107% (1 Month USD LIBOR + 265 bps),
	8/25/25 (144A)	15,957,925
3,833,333(a)	Provident Funding Mortgage Warehouse Securitization
	Trust, Series 2021-1, Class G, 5.956% (1 Month USD
	LIBOR + 550 bps), 2/25/55 (144A)	3,833,333
741,471(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.857%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	741,651
15,502,021(a)	Radnor Re, Ltd., Series 2018-1, Class M2, 3.157%
	(1 Month USD LIBOR + 270 bps), 3/25/28 (144A)	15,260,885
4,967,751(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.407%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	4,974,358
10,557,952(a)	Radnor Re, Ltd., Series 2019-2, Class M1B, 2.207%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	10,548,124
2,350,000(a)	Radnor Re, Ltd., Series 2020-1, Class B1, 3.457%
	(1 Month USD LIBOR + 300 bps), 1/25/30 (144A)	2,132,261
4,859,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1A, 1.407%
	(1 Month USD LIBOR + 95 bps), 1/25/30 (144A)	4,823,786
10,950,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1B, 1.907%
	(1 Month USD LIBOR + 145 bps), 1/25/30 (144A)	10,665,943
7,400,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1C, 2.207%
	(1 Month USD LIBOR + 175 bps), 1/25/30 (144A)	7,049,048
14,478,683(a)	Radnor Re, Ltd., Series 2020-2, Class M2, 6.057%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	14,537,277
20,516,000(a)	Radnor Re, Ltd., Series 2021-1, Class M1C, 2.799%
	(SOFR30A + 270 bps), 12/27/33 (144A)	19,306,344

The accompanying notes are an integral part of these financial statements.

62 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
1,790,000(a)	Radnor Re, Ltd., Series 2021-1, Class M2, 3.249%
	(SOFR30A + 315 bps), 12/27/33 (144A)	$ 1,661,505
14,760,000(a)	Radnor Re, Ltd., Series 2021-2, Class M1B, 3.799%
	(SOFR30A + 370 bps), 11/25/31 (144A)	14,315,480
1,270,680(a)	RESI Finance LP, Series 2003-CB1, Class B3, 1.771%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	1,142,423
1,551,587(a)	Resimac MBS Trust, Series 2018-2A, Class A1A, 1.171%
	(1 Month USD LIBOR + 85 bps), 4/10/50 (144A)	1,551,398
455,909(a)	RESIMAC Premier Series, Series 2018-1A, Class A1,
	1.121% (1 Month USD LIBOR + 80 bps),
	11/10/49 (144A)	455,574
3,353,055(a)	RESIMAC Premier Series, Series 2019-2A, Class A1,
	1.271% (1 Month USD LIBOR + 95 bps), 2/10/51 (144A)	3,352,750
2,327,219(a)	RESIMAC Premier Series, Series 2020-1A, Class A1A,
	1.496% (1 Month USD LIBOR + 105 bps), 2/7/52 (144A)	2,324,238
3,296,993(c)	RMF Buyout Issuance Trust, Series 2021-HB1, Class A,
	1.259%, 11/25/31 (144A)	3,209,293
7,747,796(a)	STACR Trust, Series 2018-HRP1, Class B1, 4.207%
	(1 Month USD LIBOR + 375 bps), 4/25/43 (144A)	7,593,064
4,344,189(a)	STACR Trust, Series 2018-HRP1, Class M2, 2.107%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	4,333,279
8,450,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.857%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	8,428,883
14,584,000(a)	STACR Trust, Series 2018-HRP2, Class M3AS, 1.457%
	(1 Month USD LIBOR + 100 bps), 2/25/47 (144A)	14,434,781
4,318,643(a)	Traingle Re, Ltd., Series 2020-1, Class M1C, 4.957%
	(1 Month USD LIBOR + 450 bps), 10/25/30 (144A)	4,317,575
658,819(a)	Traingle Re, Ltd., Series 2021-1, Class M1B, 3.457%
	(1 Month USD LIBOR + 300 bps), 8/25/33 (144A)	658,688
6,440,000(a)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.857%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	6,444,887
8,170,000(a)	Traingle Re, Ltd., Series 2021-1, Class M2, 4.357%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	8,143,901
7,880,000(a)	Triangle Re, Ltd., Series 2021-3, Class M1B, 2.999%
	(SOFR30A + 290 bps), 2/25/34 (144A)	7,604,403
2,875,000	ZH Trust, Series 2021-1, Class A, 2.252%,
	2/18/27 (144A)	2,847,641
1,000,000	ZH Trust, Series 2021-1, Class B, 3.262%,
	2/18/27 (144A)	959,580
4,715,000	ZH Trust, Series 2021-2, Class B, 3.506%,
	10/17/27 (144A)	4,498,573
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $796,745,598)	$ 785,113,807

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 63

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 8.8% of Net Assets
5,328,000(a)	AREIT Trust, Series 2022-CRE6, Class E, 3.45%
	(SOFR30A + 340 bps), 1/17/25 (144A)	$ 5,293,006
12,500,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR, Class E,
	2.647% (1 Month USD LIBOR + 225 bps),
	9/15/32 (144A)	11,905,494
8,000,000(a)	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ, Class C, 1.997% (1 Month USD LIBOR +
	160 bps), 4/15/36 (144A)	7,901,188
4,959,455(a)	BDS, Series 2021-FL8, Class A, 1.388% (1 Month USD
	LIBOR + 92 bps), 1/18/36 (144A)	4,873,498
1,150,000(a)	BFLD Trust, Series 2020-OBRK, Class A, 2.447%
	(1 Month USD LIBOR + 205 bps), 11/15/28 (144A)	1,138,478
9,450,000(a)	BHP Trust, Series 2019-BXHP, Class D, 2.168% (1 Month
	USD LIBOR + 177 bps), 8/15/36 (144A)	9,188,827
5,884,925(a)	BTH-3 Mortgage-Backed Securities Trust, Series
	2018-3, Class A, 2.955% (1 Month USD LIBOR +
	250 bps), 7/8/21	5,875,919
13,863,500(a)	BX Commercial Mortgage Trust, Series 2019-XL,
	Class G, 2.697% (1 Month USD LIBOR + 230 bps),
	10/15/36 (144A)	13,568,103
12,000,000(a)	BX Commercial Mortgage Trust, Series 2021-CIP,
	Class B, 1.668% (1 Month USD LIBOR + 127 bps),
	12/15/38 (144A)	11,774,004
5,075,012(a)	BX Commercial Mortgage Trust, Series 2021-XL2,
	Class D, 1.794% (1 Month USD LIBOR + 140 bps),
	10/15/38 (144A)	4,950,751
4,879,819(a)	BX Commercial Mortgage Trust, Series 2021-XL2,
	Class J, 4.287% (1 Month USD LIBOR + 389 bps),
	10/15/38 (144A)	4,685,504
3,500,000(a)	BX Commercial Mortgage Trust, Series 2022-AHP,
	Class B, 2.141% (1 Month Term SOFR + 184 bps),
	1/17/39 (144A)	3,443,260
9,300,000(a)	BX Trust, Series 2019-ATL, Class B, 1.784% (1 Month
	USD LIBOR + 139 bps), 10/15/36 (144A)	9,160,320
8,000,000(a)	BXP Trust, Series 2017-CQHP, Class B, 1.497% (1 Month
	USD LIBOR + 110 bps), 11/15/34 (144A)	7,848,530
2,171,167(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1,
	Class B, 1.547% (1 Month USD LIBOR +
	115 bps), 6/15/31 (144A)	2,136,195
1,161,461(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
	Class A, 2.251% (1 Month USD LIBOR +
	185 bps), 11/15/31 (144A)	1,142,549
10,000,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class C, 1.847% (1 Month USD LIBOR +
	145 bps), 11/15/36 (144A)	9,849,104
14,891,307(a)	CHC Commercial Mortgage Trust 2019, Series
	2019-CHC, Class C, 2.147% (1 Month USD LIBOR +
	175 bps), 6/15/34 (144A)	14,516,512

The accompanying notes are an integral part of these financial statements.

64 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
9,500,000(a)	CHT Mortgage Trust, Series 2017-CSMO, Class C, 1.897%
	(1 Month USD LIBOR + 150 bps), 11/15/36 (144A)	$ 9,456,262
6,000,000(a)	CLNY Trust, Series 2019-IKPR, Class B, 1.875% (1 Month
	USD LIBOR + 148 bps), 11/15/38 (144A)	5,894,825
2,000,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 3.118% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	1,944,913
17,000,000	COMM Mortgage Trust, Series 2013-CR6, Class A4,
	3.101%, 3/10/46	17,026,044
10,000,000(a)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.547% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	9,812,227
1,287,142(a)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M1, 2.099% (SOFR30A +
	200 bps), 1/25/51 (144A)	1,244,080
8,000,000(a)	Great Wolf Trust, Series 2019-WOLF, Class D, 2.33%
	(1 Month USD LIBOR + 193 bps), 12/15/36 (144A)	7,798,779
10,900,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-TWR,
	Class A, 1.297% (1 Month USD LIBOR +
	90 bps), 7/15/31 (144A)	10,734,420
11,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 2.147% (1 Month USD LIBOR +
	175 bps), 10/15/36 (144A)	10,446,590
7,400,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 2.347% (1 Month USD LIBOR +
	195 bps), 8/15/32 (144A)	7,157,886
10,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 1.497% (1 Month USD LIBOR +
	110 bps), 12/15/36 (144A)	9,930,661
9,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.897% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	8,804,096
1,100,000(a)	GS Mortgage Securities Corp. Trust, Series 2021-IP,
	Class E, 3.947% (1 Month USD LIBOR +
	355 bps), 10/15/36 (144A)	1,069,486
4,300,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
	Class A, 1.49% (1 Month USD LIBOR + 109 bps),
	10/15/31 (144A)	4,234,903
9,729,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
	Class B, 1.70% (1 Month USD LIBOR + 130 bps),
	10/15/31 (144A)	9,385,381
7,899,687(a)	HPLY Trust, Series 2019-HIT, Class C, 1.997% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	7,751,384
4,665,000(a)	InTown Hotel Portfolio Trust, Series 2018-STAY,
	Class A, 1.497% (1 Month USD LIBOR + 110 bps),
	1/15/33 (144A)	4,645,713
4,230,000(a)	InTown Hotel Portfolio Trust, Series 2018-STAY,
	Class B, 1.847% (1 Month USD LIBOR + 145 bps),
	1/15/33 (144A)	4,209,822

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 65

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
2,800,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class BFL, 1.938% (1 Month
	USD LIBOR + 150 bps), 7/5/33 (144A)	$ 2,791,769
4,000,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class CFL, 2.337% (1 Month
	USD LIBOR + 190 bps), 7/5/33 (144A)	3,988,267
3,600,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class C, 1.997% (1 Month
	USD LIBOR + 160 bps), 9/15/29 (144A)	3,527,410
1,650,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class E, 2.997% (1 Month
	USD LIBOR + 260 bps), 9/15/29 (144A)	1,586,926
10,300,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class E, 2.557% (1 Month
	USD LIBOR + 216 bps), 7/15/36 (144A)	10,017,610
6,735,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2020-609M, Class A, 1.767% (1 Month
	USD LIBOR + 137 bps), 10/15/33 (144A)	6,616,449
8,050,000(a)	MBRT, Series 2019-MBR, Class B, 1.797% (1 Month USD
	LIBOR + 140 bps), 11/15/36 (144A)	7,949,237
1,315,588(c)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	986,691
8,500,000(a)	Morgan Stanley Capital I Trust, Series 2017-ASHF,
	Class B, 1.647% (1 Month USD LIBOR +
	125 bps), 11/15/34 (144A)	8,420,511
8,250,000(a)	Morgan Stanley Capital I Trust, Series 2017-CLS,
	Class C, 1.397% (1 Month USD LIBOR +
	100 bps), 11/15/34 (144A)	8,198,400
8,068,937(a)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class B, 1.647% (1 Month USD LIBOR +
	125 bps), 8/15/33 (144A)	8,020,707
5,320,000(a)	MTRO Commercial Mortgage Trust, Series 2019-TECH,
	Class C, 1.697% (1 Month USD LIBOR +
	130 bps), 12/15/33 (144A)	5,181,761
11,500,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class B, 2.197% (1 Month USD LIBOR
	+ 180 bps), 7/15/36 (144A)	11,415,955
4,500,000(a)	Ready Capital Mortgage Financing LLC, Series
	2021-FL6, Class A, 1.407% (1 Month USD LIBOR +
	95 bps), 7/25/36 (144A)	4,415,466
2,175,000(a)	Ready Capital Mortgage Financing LLC, Series
	2021-FL6, Class D, 2.857% (1 Month USD LIBOR +
	240 bps), 7/25/36 (144A)	2,127,401
1,519,000(a)	Ready Capital Mortgage Financing LLC, Series
	2021-FL6, Class E, 3.357% (1 Month USD LIBOR +
	290 bps), 7/25/36 (144A)	1,496,570
4,825,000(a)	Ready Capital Mortgage Financing LLC, Series
	2021-FL7, Class D, 3.407% (1 Month USD LIBOR +
	295 bps), 11/25/36 (144A)	4,745,964

The accompanying notes are an integral part of these financial statements.

66 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
8,740,000(a)	Ready Capital Mortgage Financing LLC, Series
	2022-FL8, Class E, 4.356% (SOFR30A + 425 bps),
	1/25/37 (144A)	$ 8,730,338
6,726,832(a)	SLIDE, Series 2018-FUN, Class B, 1.897% (1 Month USD
	LIBOR + 150 bps), 6/15/31 (144A)	6,671,703
427,357(c)	Sutherland Commercial Mortgage Loans, Series
	2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	425,927
4,374,433(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 1.94% (1 Month USD LIBOR + 165 bps),
	11/11/34 (144A)	4,292,306
15,212,594	UBS-Barclays Commercial Mortgage Trust, Series
	2012-C2, Class A4, 3.525%, 5/10/63	15,194,637
12,800,000(a)	Wells Fargo Commercial Mortgage Trust, Series
	2017-SMP, Class C, 1.722% (1 Month USD LIBOR +
	133 bps), 12/15/34 (144A)	12,581,152
13,125,000(a)	XCALI Mortgage Trust, Series 2019-1, Class A, 4.40%
	(1 Month USD LIBOR + 225 bps), 11/6/21 (144A)	13,125,803
14,200,000(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.05%
	(1 Month USD LIBOR + 240 bps), 1/22/23 (144A)	14,182,707
13,500,000(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.05%
	(1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	13,486,233
4,375,000(a)	XCALI Mortgage Trust, Series 2020-5, Class A, 4.25%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	4,371,608
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $452,504,866)	$ 445,348,222
	CORPORATE BONDS — 32.8% of Net Assets
	Aerospace & Defense — 0.2%
10,000,000	Boeing Co., 1.167%, 2/4/23	$ 9,921,043
	Total Aerospace & Defense	$ 9,921,043
	Auto Manufacturers — 3.5%
3,960,000(a)	American Honda Finance Corp., 0.736% (3 Month USD
	LIBOR + 37 bps), 5/10/23	$ 3,954,418
6,575,000(a)	American Honda Finance Corp., 1.291% (3 Month USD
	LIBOR + 28 bps), 1/12/24	6,569,023
9,190,000(a)	American Honda Finance Corp., 1.506% (3 Month USD
	LIBOR + 54 bps), 6/27/22	9,207,444
5,000,000	American Honda Finance Corp., 3.45%, 7/14/23	5,070,506
12,323,000(a)	BMW US Capital LLC, 0.83% (SOFR + 53 bps),
	4/1/24 (144A)	12,310,677
15,645,000	Daimler Finance North America LLC, 3.70%,
	5/4/23 (144A)	15,841,214
16,000,000(a)	Daimler Trucks Finance North America LLC, 0.889%
	(SOFR + 60 bps), 12/14/23 (144A)	15,967,255
20,000,000(a)	Daimler Trucks Finance North America LLC, 1.30%
	(SOFR + 100 bps), 4/5/24 (144A)	20,000,000

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 67

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	Auto Manufacturers — (continued)
18,670,000(a)	General Motors Financial Co., Inc., 0.738% (SOFR +
	62 bps), 10/15/24	$ 18,373,125
6,360,000(a)	General Motors Financial Co., Inc., 1.023% (SOFR +
	76 bps), 3/8/24	6,316,458
11,000,000(a)	Nissan Motor Acceptance Co. LLC, 1.25% (3 Month
	USD LIBOR + 64 bps), 3/8/24 (144A)	10,939,822
17,904,000(a)	Toyota Motor Credit Corp., 0.62% (SOFR +
	32 bps), 4/6/23	17,913,310
11,000,000(a)	Toyota Motor Credit Corp., 0.63% (SOFR +
	33 bps), 1/11/24	10,956,611
8,930,000(a)	Toyota Motor Credit Corp., 0.918% (SOFR +
	62 bps), 3/22/24	8,941,788
11,705,000	Volkswagen Group of America Finance LLC, 2.90%,
	5/13/22 (144A)	11,719,861
5,000,000	Volkswagen Group of America Finance LLC, 3.125%,
	5/12/23 (144A)	5,036,040
	Total Auto Manufacturers	$ 179,117,552
	Banks — 18.5%
10,000,000(a)	ANZ New Zealand Int’l, Ltd., 0.816% (SOFR +
	60 bps), 2/18/25 (144A)	$ 9,983,837
5,600,000(a)	Banco Santander SA, 1.554% (3 Month USD LIBOR +
	109 bps), 2/23/23	5,632,065
7,200,000(a)	Banco Santander SA, 1.796% (3 Month USD LIBOR +
	156 bps), 4/11/22	7,201,439
9,450,000(a)	Bank of America Corp., 0.884% (SOFR +
	73 bps), 10/24/24	9,454,441
5,700,000(a)	Bank of America Corp., 0.909% (3 Month Bloomberg
	Short-Term Bank Yield Index + 43 bps), 5/28/24	5,691,279
5,237,000(a)	Bank of America Corp., 1.259% (3 Month USD LIBOR +
	100 bps), 4/24/23	5,238,394
23,289,000(a)	Bank of America Corp., 1.373% (3 Month USD LIBOR +
	79 bps), 3/5/24	23,338,025
14,760,000(a)	Bank of Montreal, 0.547% (SOFR + 27 bps), 9/15/23	14,672,512
16,000,000(a)	Bank of Montreal, 0.613% (SOFR + 35 bps), 12/8/23	15,919,029
12,000,000(a)	Bank of Montreal, 0.62% (SOFR + 32 bps), 7/9/24	11,896,322
3,185,000(a)	Bank of Montreal, 0.953% (SOFR + 68 bps), 3/10/23	3,188,915
9,200,000(a)	Bank of Nova Scotia, 0.563% (SOFR + 45 bps), 4/15/24	9,151,886
8,000,000(a)	Bank of Nova Scotia, 0.76% (SOFR + 46 bps), 1/10/25	7,916,084
10,500,000(a)	Banque Federative du Credit Mutuel SA, 0.586%
	(SOFR + 41 bps), 2/4/25 (144A)	10,366,650
15,240,000(a)	Banque Federative du Credit Mutuel SA, 0.984%
	(3 Month USD LIBOR + 73 bps), 7/20/22 (144A)	15,251,512
2,620,000(a)	Banque Federative du Credit Mutuel SA, 1.214%
	(3 Month USD LIBOR + 96 bps), 7/20/23 (144A)	2,635,454
5,125,000	Banque Federative du Credit Mutuel SA, 2.125%,
	11/21/22 (144A)	5,131,137
7,980,000	BNP Paribas SA, 2.95%, 5/23/22 (144A)	7,997,623
7,500,000	BNP Paribas SA, 3.50%, 3/1/23 (144A)	7,572,159

The accompanying notes are an integral part of these financial statements.

68 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	Banks — (continued)
18,956,000(a)	BPCE SA, 1.70% (3 Month USD LIBOR + 122 bps),
	5/22/22 (144A)	$ 18,973,578
13,207,000	BPCE SA, 3.00%, 5/22/22 (144A)	13,232,789
18,400,000(a)	Canadian Imperial Bank of Commerce, 0.679%
	(SOFR + 40 bps), 12/14/23	18,284,331
7,000,000(a)	Citigroup, Inc., 0.838% (SOFR + 694 bps), 1/25/26	6,886,530
10,900,000(a)	Citigroup, Inc., 0.844% (SOFR + 67 bps), 5/1/25	10,793,976
9,645,000(a)	Citigroup, Inc., 0.958% (3 Month USD LIBOR +
	69 bps), 10/27/22	9,672,009
9,729,000(a)	Citigroup, Inc., 1.218% (3 Month USD LIBOR +
	96 bps), 4/25/22	9,729,795
15,000,000(a)	Cooperatieve Rabobank UA, 0.68% (SOFR +
	38 bps), 1/10/25	14,913,086
2,350,000(a)	Cooperatieve Rabobank UA, 1.469% (3 Month USD
	LIBOR + 48 bps), 1/10/23	2,353,244
10,000,000(a)	Credit Suisse AG, 0.558% (SOFR + 39 bps), 2/2/24	9,921,253
19,085,000(a)	Credit Suisse AG, 0.568% (SOFR + 38 bps), 8/9/23	19,016,915
10,765,000(a)	Credit Suisse Group AG, 2.003% (3 Month USD
	LIBOR + 120 bps), 12/14/23 (144A)	10,789,827
10,000,000	Discover Bank, 3.35%, 2/6/23	10,096,623
17,960,000(a)	DNB Bank ASA, 1.129% (SOFR + 83 bps),
	3/28/25 (144A)	17,995,740
7,000,000(a)	Federation des Caisses Desjardins du Quebec,
	0.659% (SOFR + 43 bps), 5/21/24 (144A)	6,955,063
5,000,000	First Horizon Corp., 3.55%, 5/26/23	5,031,195
13,880,000(a)	Goldman Sachs Group, Inc., 0.629% (SOFR +
	49 bps), 10/21/24	13,648,983
20,725,000(a)	Goldman Sachs Group, Inc., 0.773% (SOFR +
	50 bps), 9/10/24	20,503,700
8,502,000(a)	Goldman Sachs Group, Inc., 0.751% (SOFR +
	54 bps), 11/17/23	8,459,178
10,000,000(a)	HSBC Holdings Plc, 0.798% (SOFR + 58 bps), 11/22/24	9,898,892
7,750,000(a)	HSBC Holdings Plc, 1.689% (SOFR + 143 bps), 3/10/26	7,770,228
10,300,000(a)	ING Groep NV, 1.938% (SOFR + 164 bps), 3/28/26	10,357,775
4,650,000	Intesa Sanpaolo S.p.A., 3.125%, 7/14/22 (144A)	4,656,930
8,000,000(a)	JPMorgan Chase & Co., 0.778% (SOFR + 54 bps), 6/1/25	7,920,920
11,800,000(a)	JPMorgan Chase & Co., 0.989% (3 Month USD LIBOR +
	73 bps), 4/23/24	11,829,456
10,150,000(a)	JPMorgan Chase & Co., 1.158% (3 Month USD LIBOR +
	90 bps), 4/25/23	10,152,742
11,294,000(a)	KeyBank NA, 0.64% (SOFR + 34 bps), 1/3/24	11,243,997
7,140,000(a)	Macquarie Bank, Ltd., 1.607% (SOFR + 131 bps),
	3/21/25 (144A)	7,179,270
13,975,000(a)	Macquarie Group, Ltd., 0.825% (SOFR + 71 bps),
	10/14/25 (144A)	13,874,998
25,302,000(a)	Mitsubishi UFJ Financial Group, Inc., 1.048% (3 Month
	USD LIBOR + 79 bps), 7/25/22	25,341,139

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 69

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
9,490,000	Mitsubishi UFJ Financial Group, Inc., 2.623%, 7/18/22	$ 9,526,849
7,505,000(a)	Mizuho Financial Group, Inc., 1.625% (3 Month USD
	LIBOR + 88 bps), 9/11/22	7,523,048
6,295,000(a)	Mizuho Financial Group, Inc., 1.653% (3 Month USD
	LIBOR + 85 bps), 9/13/23	6,306,415
15,000,000(a)	Morgan Stanley, 1.204% (SOFR + 95 bps), 2/18/26	15,004,080
6,000,000	Morgan Stanley, 2.75%, 5/19/22	6,010,464
13,500,000	Morgan Stanley, 3.75%, 2/25/23	13,713,111
15,000,000(a)	National Bank of Canada, 0.671% (SOFR +
	49 bps), 8/6/24	14,891,138
8,790,000(a)	NatWest Group Plc, 1.976% (3 Month USD LIBOR +
	147 bps), 5/15/23	8,798,968
4,200,000(a)	NatWest Markets Plc, 0.729% (SOFR + 53 bps),
	8/12/24 (144A)	4,143,857
17,240,000(a)	NatWest Markets Plc, 1.748% (SOFR + 145 bps),
	3/22/25 (144A)	17,310,684
9,315,000	NatWest Markets Plc, 3.625%, 9/29/22 (144A)	9,389,757
15,000,000	Nordea Bank Abp, 4.25%, 9/21/22 (144A)	15,145,283
13,159,000(a)	PNC Bank NA, 0.768% (3 Month USD LIBOR +
	50 bps), 7/27/22	13,164,133
22,000,000(a)	Royal Bank of Canada, 0.42% (SOFR + 30 bps), 1/19/24	21,861,180
12,310,000(a)	Royal Bank of Canada, 0.769% (3 Month USD LIBOR +
	47 bps), 4/29/22	12,310,130
15,252,000(a)	Skandinaviska Enskilda Banken AB, 1.448% (3 Month
	USD LIBOR + 65 bps), 12/12/22 (144A)	15,285,534
17,000,000(a)	Societe Generale S.A., 1.184% (SOFR + 105 bps),
	1/21/26 (144A)	16,778,490
8,880,000(a)	Standard Chartered Plc, 1.152% (SOFR + 93 bps),
	11/23/25 (144A)	8,778,344
3,290,000(a)	Standard Chartered Plc, 1.365% (SOFR + 125 bps),
	10/14/23 (144A)	3,300,530
23,250,000(a)	Standard Chartered Plc, 2.039% (SOFR + 174 bps),
	3/30/26 (144A)	23,410,890
6,520,000	State Street Corp., 3.10%, 5/15/23	6,577,662
4,232,000(a)	Sumitomo Mitsui Financial Group, Inc., 0.981%
	(3 Month USD LIBOR + 74 bps), 10/18/22	4,239,992
22,118,000(a)	Sumitomo Mitsui Financial Group, Inc., 1.791%
	(3 Month USD LIBOR + 78 bps), 7/12/22	22,147,166
16,695,000(a)	Sumitomo Mitsui Trust Bank, Ltd., 0.719% (SOFR +
	44 bps), 9/16/24 (144A)	16,621,208
17,090,000(a)	Swedbank AB, 1.209% (SOFR + 91 bps), 4/4/25 (144A)	17,105,384
15,000,000	Swedbank AB, 1.30%, 6/2/23 (144A)	14,787,873
9,825,000(a)	Toronto-Dominion Bank, 0.623% (SOFR +
	35 bps), 9/10/24	9,738,856
1,000,000(a)	Toronto-Dominion Bank, 0.888% (3 Month USD LIBOR +
	64 bps), 7/19/23	1,004,846
5,265,000(a)	Toronto-Dominion Bank, 1.053% (3 Month USD LIBOR +
	53 bps), 12/1/22	5,273,443

The accompanying notes are an integral part of these financial statements.

70 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	Banks — (continued)
9,000,000(a)	Truist Bank, 0.318% (SOFR + 20 bps), 1/17/24	$ 8,957,771
25,014,000(a)	Truist Bank, 1.059% (3 Month USD LIBOR +
	59 bps), 5/17/22	24,999,928
5,800,000(a)	UBS AG, 0.548% (SOFR + 36 bps), 2/9/24 (144A)	5,760,208
10,800,000(a)	UBS AG, 0.563% (SOFR + 32 bps), 6/1/23 (144A)	10,764,394
8,110,000	UBS AG/Stamford CT, 7.625%, 8/17/22	8,231,079
17,391,000	UniCredit S.p.A., 3.75%, 4/12/22 (144A)	17,394,910
	Total Banks	$ 941,980,530
	Commercial Services — 0.2%
9,290,000	ERAC USA Finance LLC, 3.30%, 10/15/22 (144A)	$ 9,366,292
	Total Commercial Services	$ 9,366,292
	Diversified Financial Services — 1.8%
10,700,000(a)	AerCap Ireland Capital DAC/AerCap Global Aviation
	Trust, 0.979% (SOFR + 68 bps), 9/29/23	$ 10,595,602
4,544,000	AerCap Ireland Capital DAC/AerCap Global Aviation
	Trust, 4.625%, 7/1/22	4,568,908
15,735,000(a)	Air Lease Corp., 1.176% (3 Month USD LIBOR +
	35 bps), 12/15/22	15,726,762
23,740,000(a)	American Express Co., 0.927% (3 Month USD LIBOR +
	61 bps), 8/1/22	23,733,275
16,000,000(a)	Capital One Financial Corp., 0.96% (SOFR +
	69 bps), 12/6/24	15,911,785
1,428,000	Capital One Financial Corp., 3.20%, 1/30/23	1,440,202
20,096,000	Charles Schwab Corp., 2.65%, 1/25/23	20,242,999
1,000,000(a)	OWS Cre Funding I LLC, 5.355% (1 Month USD LIBOR +
	490 bps), 9/1/23 (144A)	996,599
	Total Diversified Financial Services	$ 93,216,132
	Electric — 1.9%
6,440,000(a)	American Electric Power Co., Inc., 0.797% (3 Month
	USD LIBOR + 48 bps), 11/1/23	$ 6,431,878
7,600,000(a)	CenterPoint Energy, Inc., 0.85% (SOFR +
	65 bps), 5/13/24	7,540,815
9,175,000(a)	Dominion Energy, Inc., 1.356% (3 Month USD LIBOR +
	53 bps), 9/15/23	9,158,362
1,863,000(a)	Eversource Energy, 0.453% (SOFR + 25 bps), 8/15/23	1,858,040
11,360,000(a)	Florida Power & Light Co., 0.441% (SOFR +
	25 bps), 5/10/23	11,330,866
7,005,000(a)	National Rural Utilities Cooperative Finance Corp.,
	0.582% (SOFR + 40 bps), 8/7/23	7,001,949
6,500,000(a)	NextEra Energy Capital Holdings, Inc., 0.571% (SOFR +
	40 bps), 11/3/23	6,473,251
8,461,000(a)	NextEra Energy Capital Holdings, Inc., 0.783% (SOFR +
	54 bps), 3/1/23	8,452,269
13,575,000(a)	NextEra Energy Capital Holdings, Inc., 1.317% (SOFR +
	102 bps), 3/21/24	13,585,780
4,780,000	Niagara Mohawk Power Corp., 2.721%, 11/28/22 (144A)	4,808,248

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 71

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	Electric — (continued)
6,545,000	Public Service Enterprise Group, Inc., 0.841%, 11/8/23	$ 6,348,250
3,253,000	Public Service Enterprise Group, Inc., 2.65%, 11/15/22	3,260,208
7,000,000(a)	Southern Co., 0.561% (SOFR + 37 bps), 5/10/23	6,980,487
5,165,000	Virginia Electric and Power Co., 2.75%, 3/15/23	5,181,701
	Total Electric	$ 98,412,104
	Electronics — 0.2%
10,959,000	Jabil, Inc., 4.70%, 9/15/22	$ 11,081,435
	Total Electronics	$ 11,081,435
	Entertainment — 0.1%
4,700,000(a)	Magallanes, Inc., 2.062% (SOFR + 178 bps),
	3/15/24 (144A)	$ 4,742,963
	Total Entertainment	$ 4,742,963
	Healthcare-Products — 0.1%
7,224,000(a)	Thermo Fisher Scientific, Inc., 0.648% (SOFR +
	53 bps), 10/18/24	$ 7,210,817
	Total Healthcare-Products	$ 7,210,817
	Healthcare-Services — 0.7%
15,000,000	Aetna, Inc., 2.75%, 11/15/22	$ 15,061,391
7,000,000	Aetna, Inc., 2.80%, 6/15/23	7,028,646
9,631,000	Anthem, Inc., 0.45%, 3/15/23	9,475,610
5,000,000	Anthem, Inc., 3.30%, 1/15/23	5,037,396
	Total Healthcare-Services	$ 36,603,043
	Insurance — 1.2%
1(d)	Ambac Assurance Corp., 5.10% (144A)	$ 1
3,502,000	Aon Corp., 2.20%, 11/15/22	3,508,513
13,700,000(a)	Athene Global Funding, 0.777% (SOFR + 56 bps),
	8/19/24 (144A)	13,476,767
5,365,000(a)	Metropolitan Life Global Funding I, 0.683% (SOFR +
	57 bps), 1/13/23 (144A)	5,368,412
6,250,000(a)	Metropolitan Life Global Funding I, 1.208% (SOFR +
	91 bps), 3/21/25 (144A)	6,258,875
9,350,000(a)	Northwestern Mutual Global Funding, 0.628% (SOFR +
	33 bps), 3/25/24 (144A)	9,318,987
5,400,000(a)	Principal Life Global Funding II, 0.616% (SOFR +
	38 bps), 8/23/24 (144A)	5,343,246
6,500,000(a)	Principal Life Global Funding II, 0.75% (SOFR +
	45 bps), 4/12/24 (144A)	6,486,539
9,030,000(a)	Protective Life Global Funding, 1.279% (SOFR +
	98 bps), 3/28/25 (144A)	9,038,615
	Total Insurance	$ 58,799,955
	Lodging — 0.1%
4,660,000(a)	Hyatt Hotels Corp., 1.35% (SOFR + 105 bps), 10/1/23	$ 4,676,016
	Total Lodging	$ 4,676,016

The accompanying notes are an integral part of these financial statements.

72 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	Machinery-Construction & Mining — 0.4%
11,567,000(a)	Caterpillar Financial Services Corp., 0.456% (SOFR +
	25 bps), 5/17/24	$ 11,521,426
9,091,000(a)	Caterpillar Financial Services Corp., 1.13% (3 Month
	USD LIBOR + 74 bps), 5/13/22	9,093,897
	Total Machinery-Construction & Mining	$ 20,615,323
	Media — 0.2%
9,910,000(a)	Walt Disney Co., 0.913% (3 Month USD LIBOR +
	39 bps), 9/1/22	$ 9,913,519
	Total Media	$ 9,913,519
	Oil & Gas — 0.8%
2,775,000(a)	BP Capital Markets Plc, 1.578% (3 Month USD LIBOR +
	65 bps), 9/19/22	$ 2,776,526
8,115,000	Canadian Natural Resources, Ltd., 2.95%, 1/15/23	8,154,897
16,885,000(a)	Chevron Corp., 1.277% (3 Month USD LIBOR +
	90 bps), 5/11/23	17,000,012
11,405,000(a)	Exxon Mobil Corp., 0.789% (3 Month USD LIBOR +
	33 bps), 8/16/22	11,412,118
	Total Oil & Gas	$ 39,343,553
	Pharmaceuticals — 1.5%
17,080,000(a)	AbbVie, Inc., 1.13% (3 Month USD LIBOR +
	65 bps), 11/21/22	$ 17,120,447
5,890,000	AmerisourceBergen Corp., 0.737%, 3/15/23	5,802,655
9,148,000(a)	Becton Dickinson and Co., 1.613% (3 Month USD
	LIBOR + 103 bps), 6/6/22	9,154,853
24,416,000(a)	Cardinal Health, Inc., 1.596% (3 Month USD LIBOR +
	77 bps), 6/15/22	24,448,209
15,000,000	Cigna Corp., 3.75%, 7/15/23	15,231,542
4,274,000	Zoetis, Inc., 3.25%, 2/1/23	4,303,693
	Total Pharmaceuticals	$ 76,061,399
	Pipelines — 0.4%
15,201,000	Enbridge, Inc., 2.90%, 7/15/22	$ 15,239,432
5,851,000	Energy Transfer LP, 3.60%, 2/1/23	5,884,927
	Total Pipelines	$ 21,124,359
	Retail — 0.5%
12,249,000	AutoZone, Inc., 3.125%, 7/15/23	$ 12,358,010
10,812,000	TJX Cos., Inc., 2.50%, 5/15/23	10,820,851
	Total Retail	$ 23,178,861
	Semiconductors — 0.2%
4,180,000(a)	Analog Devices, Inc., 0.55% (SOFR + 25 bps), 10/1/24	$ 4,165,021
4,600,000	Skyworks Solutions, Inc., 0.90%, 6/1/23	4,499,268
	Total Semiconductors	$ 8,664,289

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 73

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
Telecommunications — 0.1%
5,471,000(a)	Verizon Communications, Inc., 0.797% (SOFR +
	50 bps), 3/22/24	$ 5,465,616
	Total Telecommunications	$ 5,465,616
Trucking & Leasing — 0.2%
7,450,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	4.25%, 1/17/23 (144A)	$ 7,560,260
	Total Trucking & Leasing	$ 7,560,260
TOTAL CORPORATE BONDS
	(Cost $1,673,821,277)	$1,667,055,061
INSURANCE-LINKED SECURITIES — 3.7% of
Net Assets#
Event Linked Bonds — 2.2%
Earthquakes – California — 0.1%
2,000,000(a)	Phoenician Re, 3.155%, (3 Month U.S. Treasury Bill +
	250 bps), 12/14/24 (144A)	$ 1,987,200
750,000(a)	Ursa Re, 6.405%, (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	752,250
4,000,000(a)	Ursa Re II, 4.405%, (3 Month U.S. Treasury Bill +
	375 bps), 12/7/23 (144A)	3,986,000
$ 6,725,450
Earthquakes – Mexico — 0.0%†
500,000(a)	International Bank for Reconstruction & Development,
4.223%, (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 505,200
Earthquakes – U.S. — 0.0%†
750,000(a)	Merna Reinsurance II, Ltd., 4.05%, (SOFR +
	375 bps), 4/8/30 (144A)	$ 750,000
1,000,000(a)	Torrey Pines Re Pte, Ltd., 4.655%, (3 Month U.S.
	Treasury Bill + 400 bps), 6/7/24 (144A)	996,000
$ 1,746,000
Earthquakes – U.S. & Canada — 0.0%†
2,500,000(a)	Acorn Re, 3.155%, (3 Month U.S. Treasury Bill +
	250 bps), 11/7/24 (144A)	$ 2,482,500
Health – U.S. — 0.1%
3,500,000(a)	Vitality Re X, 2.405%, (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 3,468,850
Inland Flood – U.S. — 0.0%
1,500,000(a)	FloodSmart Re, 11.905%, (3 Month U.S. Treasury Bill +
	1,125 bps), 2/25/25 (144A)	$ 1,492,350
Multiperil – Florida — 0.0%†
250,000(a)	Sanders Re II, 6.085%, (3 Month U.S. Treasury Bill +
	543 bps), 6/7/23 (144A)	$ 253,325

The accompanying notes are an integral part of these financial statements.

74 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	Multiperil – Japan — 0.0%†
250,000(a)	Akibare Re, 2.114%, (3 Month USD LIBOR +
	190 bps), 4/7/22	$ 249,500
1,000,000(a)	Akibare Re, 2.897%, (3 Month USD LIBOR +
	193 bps), 4/7/22	997,000
		$ 1,246,500
	Multiperil – Texas — 0.1%
4,500,000(a)	Alamo Re, 5.695%, (1 Month U.S. Treasury Bill +
	504 bps), 6/8/22 (144A)	$ 4,512,600
	Multiperil – U.S. — 0.7%
1,500,000(a)	Bonanza Re, 5.525%, (3 Month U.S. Treasury Bill +
	487 bps), 2/20/24 (144A)	$ 1,501,800
250,000(a)	Bowline Re 2018-1, 5.415%, (3 Month U.S. Treasury
	Bill + 476 bps), 5/23/22 (144A)	250,600
750,000(a)	Caelus Re V, 0.10%, (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	7,500
500,000(a)	Caelus Re V, 0.50%, (3 Month U.S. Treasury Bill +
	50 bps), 6/9/25 (144A)	425,000
125,000(a)	Caelus Re V, 0.755%, (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	93,750
750,000(a)	Caelus Re VI, 6.035%, (3 Month U.S. Treasury Bill +
	538 bps), 6/7/24 (144A)	769,725
4,500,000(a)	Easton Re Pte, 4.681%, (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	4,488,750
2,000,000(a)	Four Lakes Re, 5.405%, (3 Month U.S. Treasury Bill +
	475 bps), 1/7/25 (144A)	1,984,000
1,750,000(a)	Four Lakes Re, 7.655%, (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	1,754,725
500,000(a)	Herbie Re, Ltd., 7.385%, (3 Month U.S. Treasury Bill +
	625 bps), 1/8/25 (144A)	513,500
1,700,000(a)	Kilimanjaro II Re, 7.975%, (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	1,698,470
250,000(a)	Kilimanjaro Re, 4.949%, (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	250,275
5,000,000(a)	Matterhorn Re, 5.875%, (SOFR + 525 bps),
	3/24/25 (144A)	4,997,500
2,000,000(a)	Matterhorn Re, 8.371%, (SOFR + 775 bps),
	3/24/25 (144A)	1,999,000
1,500,000(a)	Residential Reinsurance 2020, 7.165%, (3 Month
	U.S. Treasury Bill + 651 bps), 12/6/24 (144A)	1,518,750
5,000,000(a)	Residential Reinsurance 2021, 6.155%, (3 Month
	U.S. Treasury Bill + 550 bps), 12/6/25 (144A)	4,975,000
2,750,000(a)	Sanders Re II, 3.905%, (3 Month U.S. Treasury Bill +
	325 bps), 4/7/25 (144A)	2,740,100
3,000,000(a)	Sanders Re II, 4.155%, (3 Month U.S. Treasury Bill +
	350 bps), 4/7/25 (144A)	2,974,500
3,000,000(a)	Sanders Re III, 3.77%, (SOFR + 350 bps),
	4/7/26 (144A)	3,000,000

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 75

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. — (continued)
1,000,000(a)	Sussex Capital UK Pcc, Ltd., 8.85%, (3 Month U.S.
	Treasury Bill + 775 bps), 1/8/25 (144A)	$ 1,014,000
$ 36,956,945
Multiperil – U.S. & Canada — 0.2%
2,500,000(a)	Hypatia, Ltd., 7.93%, (3 Month U.S. Treasury Bill +
	728 bps), 6/7/23 (144A)	$ 2,570,000
1,000,000(a)	Hypatia, Ltd., 11.03%, (3 Month U.S. Treasury Bill +
	1,038 bps), 6/7/23 (144A)	1,038,900
250,000(a)	Matterhorn Re, 6.017%, (SOFR + 592 bps),
	12/8/25 (144A)	248,275
1,000,000(a)	Mona Lisa Re, 7.655%, (3 Month U.S. Treasury Bill +
	700 bps), 7/8/25 (144A)	997,400
4,000,000(a)	Mystic Re IV, 6.465%, (3 Month U.S. Treasury Bill +
	581 bps), 1/8/25 (144A)	3,980,400
$ 8,834,975
Multiperil – U.S. Regional — 0.2%
700,000(a)	First Coast Re II Pte, Ltd., 6.341%, (3 Month U.S.
	Treasury Bill + 578 bps), 6/7/23 (144A)	$ 699,230
6,700,000(a)	Long Point Re III, 3.405%, (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	6,696,650
400,000(a)	Matterhorn Re, 5.655%, (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	382,280
$ 7,778,160
Multiperil – Worldwide — 0.0%†
1,500,000(a)	Northshore Re II, 6.403%, (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 1,519,500
Pandemic – U.S. — 0.1%
3,000,000(a)	Vitality Re XI, 2.155%, (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	$ 2,934,900
1,250,000(a)	Vitality Re XI, 2.455%, (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	1,225,000
$ 4,159,900
Windstorm – Florida — 0.2%
7,450,000(a)	Integrity Re, 4.38%, (3 Month USD LIBOR +
	438 bps), 6/10/22 (144A)	$ 7,461,175
2,200,000(a)	Merna Reinsurance II, Ltd., 6.155%, (3 Month
	U.S. Treasury Bill + 550 bps), 7/8/24 (144A)	2,227,940
$ 9,689,115
Windstorm – Jamaica — 0.1%
4,000,000(a)	International Bank for Reconstruction & Development,
	4.743%, (SOFR + 445 bps), 12/29/23 (144A)	$ 3,972,800
Windstorm – Mexico — 0.0%†
500,000(a)(e)	International Bank for Reconstruction & Development,
7.223%, (3 Month USD LIBOR + 650 bps),
	3/13/24 (144A)	$ 510,400

The accompanying notes are an integral part of these financial statements.

76 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
Windstorm – North Carolina — 0.2%
5,275,000(a)	Cape Lookout Re, 6.885%, (1 Month U.S. Treasury Bill +
	623 bps), 5/9/22 (144A)	$ 5,291,353
3,000,000(a)	Cape Lookout Re, Ltd., 5.00%, (3 Month U.S.
	Treasury Bill + 500 bps), 3/28/25 (144A)	2,999,700
$ 8,291,053
Windstorm – Texas — 0.0%†
2,500,000(a)	Alamo Re, 6.14%, (1 Month U.S. Treasury Bill +
	546 bps), 6/8/23 (144A)	$ 2,497,500
Windstorm – U.S. — 0.1%
2,000,000(a)	Bonanza Re, 5.405%, (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 1,998,800
250,000(a)	Bonanza Re, 5.75%, (3 Month U.S. Treasury Bill +
	575 bps), 3/16/25 (144A)	249,875
250,000(a)	Bowline Re 2019-1, 9.505%, (3 Month U.S. Treasury
	Bill + 885 bps), 3/20/23 (144A)	249,400
$ 2,498,075
Windstorm – U.S. Regional — 0.1%
1,500,000(a)	Matterhorn Re, 4.793%, (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	$ 1,492,800
3,000,000(a)	Matterhorn Re, 6.043%, (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	2,972,700
$ 4,465,500
	Total Event Linked Bonds	$ 113,606,698
Face
Amount
USD ($)
Collateralized Reinsurance — 0.5%
Earthquakes – California — 0.1%
2,980,000(e)(f)+	Adare Re 2021, 9/30/27	$ 3,059,723
3,018,000(e)(f)+	Adare Re 2022, 12/31/27	3,054,212
$ 6,113,935
Earthquakes – U.S. — 0.1%
5,000,000(e)(f)+	Vermillion Re 2022, 12/31/27	$ 4,832,979
Multiperil – Massachusetts — 0.1%
3,500,000(e)(f)+	Denning Re 2021, 7/31/25	$ 3,505,834
Multiperil – U.S. — 0.1%
1,000,000(e)(f)+	Ballybunion Re 2021-2, 6/30/25	$ 1,034,800
2,088,182(e)(f)+	Ballybunion Re 2022, 12/31/27	2,109,064
250,000(e)(f)+	Dingle Re 2020, 12/31/22	24,068
3,250,000(e)(f)+	Port Royal Re 2021, 5/31/25	3,294,362
$ 6,462,294

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 77

Schedule of Investments | 3/31/22 (continued)

Face
Amount
USD ($)		Value
	Multiperil – U.S. Regional — 0.1%
3,000,000(e)(f)+	Ailsa Re 2021, 6/30/25	$ 3,106,323
	Multiperil – Worldwide — 0.0%†
1,000,000(e)(f)+	Cypress Re 2017, 1/31/23	$ 100
223,000(e)(f)+	Limestone Re, 3/1/23 (144A)	—
2,500,000(e)(f)+	Resilience Re, 5/1/22	—
		$ 100
	Windstorm – Florida — 0.0%†
2,000,000(e)(f)+	Formby Re 2018, 2/28/23	$ 245,600
800,000(e)(f)+	Portrush Re 2017, 6/15/22	510,480
		$ 756,080
	Windstorm – North Carolina — 0.0%†
500,000(e)(f)+	Isosceles Re 2021-A1, 5/31/25	3,950
	Windstorm – U.S. Regional — 0.0%†
1,500,000(e)(f)+	Isosceles Insurance, Ltd., 7/10/23	$ 1,485,000
500,000(e)(f)+	Oakmont Re 2017, 4/30/23	14,700
		$ 1,499,700
	Total Collateralized Reinsurance	$ 26,281,195
	Reinsurance Sidecars — 1.0%
	Multiperil – U.S. — 0.0%†
543,248(e)(f)+	Carnoustie Re 2022, 12/31/27	$ 554,820
2,000,000(e)(g)+	Harambee Re 2018, 12/31/22	1,600
4,000,000(e)(g)+	Harambee Re 2019, 12/31/22	2,800
		$ 559,220
	Multiperil – Worldwide — 1.0%
2,000(e)(f)+	Alturas Re 2019-1, 3/10/23 (144A)	$ 9,146
36,448(e)(g)+	Alturas Re 2019-2, 3/10/23	12,553
4,000,000(e)(g)+	Alturas Re 2021-3, 7/31/25	3,654,000
500,000(e)(g)+	Alturas Re 2022-2, 12/31/27	506,500
2,500,000(e)(f)+	Bantry Re 2016, 3/31/23	151,125
4,000,000(e)(f)+	Bantry Re 2019, 12/31/22	135,855
3,000,000(e)(f)+	Bantry Re 2022, 12/31/27	3,051,401
5,120,164(e)(f)+	Berwick Re 2018-1, 12/31/22	395,789
3,658,035(e)(f)+	Berwick Re 2019-1, 12/31/22	437,135
4,500,000(e)(f)+	Berwick Re 2022, 12/31/27	4,566,216
35,797(e)(f)+	Eden Re II, 3/22/23 (144A)	88,716
4,000(e)(f)+	Eden Re II, 3/22/23 (144A)	10,009
3,000,000(e)(f)+	Gleneagles Re 2022, 12/31/27	3,039,160
2,118,314(e)(f)+	Gullane Re 2018, 12/31/22	131,133
4,000,000(e)(f)+	Gullane Re 2022, 12/31/27	4,148,849
500,000(e)(g)+	Lion Rock Re 2019, 1/31/23	—
2,744,544(e)(g)+	Lorenz Re 2019, 6/30/22	318,367

The accompanying notes are an integral part of these financial statements.

78 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
3,000,000(e)(f)+	Merion Re 2018-2, 12/31/22	$ 496,500
4,000,000(e)(f)+	Merion Re 2022-2, 12/31/27	4,053,822
1,500,000(e)(f)+	Pangaea Re 2016-2, 11/30/22	2,675
2,000,000(e)(f)+	Pangaea Re 2018-1, 12/31/22	42,109
4,000,000(e)(f)+	Pangaea Re 2018-3, 7/1/22	82,974
2,800,000(e)(f)+	Pangaea Re 2019-1, 2/1/23	58,345
2,941,254(e)(f)+	Pangaea Re 2019-3, 7/1/23	105,800
4,000,000(e)(f)+	Pangaea Re 2021-3, 7/1/25	3,891,180
2,500,000(e)(f)+	Pangaea Re 2022-1, 12/31/27	2,500,000
4,000,000(e)(f)+	RosaPenna Re 2021, 7/31/25	4,144,000
2,400,000(e)(f)+	Sector Re V, 12/1/23 (144A)	291,986
800,000(e)(f)+	Sector Re V, 3/1/24 (144A)	606,715
1,861(e)(f)+	Sector Re V, 3/1/24 (144A)	44,174
160,000(e)(f)+	Sector Re V, 12/1/24 (144A)	464,030
2,500,000(f)+	Sector Re V, 12/1/26 (144A)	2,546,717
3,000,000(e)(g)+	Thopas Re 2019, 12/31/22	—
3,500,000(e)(f)+	Thopas Re 2022, 12/31/27	3,572,100
4,000,000(e)(g)+	Torricelli Re 2021, 7/31/25	4,079,600
2,000,000(e)(f)+	Versutus Re 2018, 12/31/22	2,400
1,765,095(e)(f)+	Versutus Re 2019-A, 12/31/22	1,059
1,434,906(e)(f)+	Versutus Re 2019-B, 12/31/22	—
750,000(e)(g)+	Viribus Re 2018, 12/31/22	—
2,500,000(e)(g)+	Viribus Re 2019, 12/31/22	65,500
1,724,784(e)(f)+	Woburn Re 2018, 12/31/22	95,438
809,418(e)(f)+	Woburn Re 2019, 12/31/22	182,800
		$ 47,985,878
	Total Reinsurance Sidecars	$ 48,545,098
	Industry Loss Warranties — 0.0%†
	Windstorm – U.S. — 0.0%†
1,000,000(e)(f)+	Ballylifin Re 2021, 9/15/25	$ 763,200
	Total Industry Loss Warranties	$ 763,200
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $191,260,257)	$ 189,196,191

Principal
Amount
USD ($)
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 4.8% of Net Assets
3,469(a)	Fannie Mae, 1.954%, (12 month USD LIBOR +
	167 bps), 1/1/48	$ 3,483
8(a)	Fannie Mae, 2.166%, (1 Year CMT Index +
	212 bps), 11/1/23	8

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 79

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — (continued)
4,379(a)	Fannie Mae, 2.182%, (1 Year CMT Index +
	209 bps), 9/1/32	$ 4,430
5,565(a)	Fannie Mae, 2.295%, (1 Year CMT Index +
	217 bps), 2/1/34	5,561
35,000,000	Fannie Mae, 2.500%, 4/1/52 (TBA)	33,435,938
6,042(a)	Fannie Mae, 2.501%, (1 Year CMT Index +
	219 bps), 10/1/32	6,035
35,000,000	Fannie Mae, 3.000%, 4/1/52 (TBA)	34,273,509
1,406(a)	Federal Home Loan Mortgage Corp., 2.250%,
	(12 month USD LIBOR + 200 bps), 11/1/33	1,405
171(a)	Federal Home Loan Mortgage Corp., 2.303%, (1 Year
	CMT Index + 228 bps), 10/1/23	171
254(a)	Federal Home Loan Mortgage Corp., 4.371%, (3 Year
	US Treasury Yield Curve Rate T Note Constant
	Maturity + 212 bps), 6/1/35	255
75,000,000(h)	U.S. Treasury Bills, 4/12/22	74,996,677
50,000,000(h)	U.S. Treasury Bills, 4/26/22	49,995,573
17,000,000	United States Treasury Floating Rate Notes, 0.700%,
	(3 Month U.S. Treasury Money Market Yield +
	3 bps), 7/31/23	17,025,438
17,000,000	United States Treasury Floating Rate Notes, 0.705%,
	(3 month U.S. Treasury Money Market Yield +
	3 bps), 4/30/23	17,022,542
17,000,000	United States Treasury Floating Rate Notes, 0.720%,
	(3 Month U.S. Treasury Money Market Yield +
	5 bps), 1/31/23	17,020,426
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $245,429,941)	$ 243,791,451
	SHORT TERM INVESTMENTS — 6.9% of
	Net Assets
	REPURCHASE AGREEMENTS — 3.2%
11,780,000	$11,780,000 Bank of America, 0.30%, dated 3/31/22
	plus accrued interest on 4/1/22 collateralized by
	$12,015,600 Government National Mortgage
	Association, 3.0%-4.0%, 6/20/50-3/20/52	$ 11,780,000
45,360,000	$45,360,000 Scotia Capital Inc., 0.29%, dated 3/31/22
	plus accrued interest on 4/1/22 collateralized by the
	following:
	$119 Federal Home Loan Mortgage Corporation,
	6.0%, 4/1/29,
	$34,298 Federal National Mortgage Association,
	2.5%-4.0%, 6/1/25-1/1/52,
	$46,233,159 U.S. Treasury Note, 1.0%, 7/31/28	45,360,000
40,780,000	$40,780,000 RBC Dominion Securities Inc., 0.28%, dated
	3/31/22 plus accrued interest on 4/1/22
	collateralized by the following:
	$4,100,753 Government National Mortgage
	Association, 3.5%, 11/20/50
	$37,495,170 U.S. Treasury Inflation-Protected
	Security, 0.375%, 7/15/27	40,780,000

The accompanying notes are an integral part of these financial statements.

80 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	REPURCHASE AGREEMENTS— (continued)
33,890,000	$33,890,000 Toronto-Dominion Bank, 0.27%, dated
	3/31/22 plus accrued interest on 4/1/22 collateralized
	by $34,567,875 U.S. Treasury Bonds, 1.875%,
	2/15/41-11/15/51	$ 33,890,000
33,890,000	$33,890,000 Toronto-Dominion Bank, 0.29%, dated
	3/31/22 plus accrued interest on 4/1/22 collateralized
	by $34,567,800 Government National Mortgage
	Association, 2.5%, 7/20/51	33,890,000
		$ 165,700,000
	COMMERCIAL PAPER — 2.5% of Net Assets
20,400,000	Boston Scientific Corp., 0.50%, 4/1/22	$ 20,399,701
10,000,000	Canadian Natural Resources, Ltd., 1.041%, 4/11/22	9,997,449
10,000,000	Caterpillar Financial Services Corp., 0.28%, 4/1/22	9,999,922
18,700,000	EPL Oil & Gas, Inc., 0.80%, 4/1/22	18,699,635
10,000,000	Hyundai Motor Co., 0.51%, 4/1/22	9,999,852
20,000,000	Jabil, Inc., 0.85%, 4/1/22	19,999,520
18,000,000	Prudential PLC, 0.31%, 4/6/22	17,999,103
20,000,000	Smithfield Foods, Inc., 0.95%, 4/6/22	19,998,323
	TOTAL COMMERCIAL PAPER
	(Cost $127,093,697)	$ 127,093,505
	Open-End Fund — 1.2%
59,990,588(i)	Dreyfus Government Cash Management, Institutional
	Shares, 0.19%	$ 59,990,588
		$ 59,990,588
	TOTAL SHORT TERM INVESTMENTS
	(Cost $352,784,285)	$ 352,784,093
	TOTALINVESTMENTSINUNAFFILIATEDISSUERS — 102.5%
	(Cost $5,262,987,726)	$5,211,221,313
	OTHER ASSETS AND LIABILITIES — (2.5)%	$ (126,136,510)
	NET ASSETS — 100.0%	$5,085,084,803

(TBA)	“To Be Announced” Securities.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REMICS	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
Strips	Separate trading of Registered interest and principal of securities.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 81

Schedule of Investments | 3/31/22 (continued)

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2022, the value of these securities amounted to $2,993,010,497, or 58.9% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2022.
(b)	This term loan will settle after March 31, 2022, at which time the interest rate will be determined.
(c)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2022.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	Non-income producing security.
(f)	Issued as participation notes. (g) Issued as preference shares.
(h)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(i)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2022.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2022.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Acorn Re	10/25/2021	$2,500,000	$ 2,482,500
Adare Re 2021	9/29/2021	2,980,000	3,059,723
Adare Re 2022	12/30/2021	3,018,000	3,054,212
Ailsa Re 2021	7/12/2021	3,000,000	3,106,323
Akibare Re	3/22/2018	999,916	997,000
Akibare Re	3/22/2018	250,000	249,500
Alamo Re	11/9/2021	4,542,350	4,512,600
Alamo Re	5/29/2020	2,500,000	2,497,500
Alturas Re 2019-1	12/20/2018	2,000	9,146
Alturas Re 2019-2	12/19/2018	36,448	12,553
Alturas Re 2021-3	7/1/2021	4,000,000	3,654,000
Alturas Re 2022-2	1/6/2022	500,000	506,500
Ballybunion Re 2021-2	8/2/2021	1,000,000	1,034,800
Ballybunion Re 2022	3/9/2022	2,088,182	2,109,064
Ballylifin Re 2021	9/15/2021	818,066	763,200
Bantry Re 2016	2/6/2019	151,125	151,125
Bantry Re 2019	2/1/2019	—	135,855
Bantry Re 2022	1/28/2022	3,000,000	3,051,401
Berwick Re 2018-1	1/10/2018	747,887	395,789
Berwick Re 2019-1	12/31/2018	437,104	437,135
Berwick Re 2022	12/28/2021	4,500,000	4,566,216
Bonanza Re	12/15/2020	2,000,000	1,998,800
Bonanza Re	2/13/2020	1,500,000	1,501,800
Bonanza Re	3/11/2022	250,000	249,875

The accompanying notes are an integral part of these financial statements.

82 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Restricted Securities	Acquisition date	Cost	Value
Bowline Re 2018-1	6/17/2020	$ 249,051	$ 250,600
Bowline Re 2019-1	3/12/2019	250,000	249,400
Caelus Re V	4/27/2017	125,000	93,750
Caelus Re V	5/4/2018	500,000	425,000
Caelus Re V	5/4/2018	750,000	7,500
Caelus Re VI	2/20/2020	750,000	769,725
Cape Lookout Re	11/10/2021	5,346,280	5,291,353
Cape Lookout Re, Ltd.	3/16/2022	3,000,000	2,999,700
Carnoustie Re 2022	1/18/2022	543,248	554,820
Cypress Re 2017	1/24/2017	3,361	100
Denning Re 2021	7/23/2021	3,424,022	3,505,834
Dingle Re 2020	2/13/2020	—	24,068
Easton Re Pte	12/15/2020	4,500,000	4,488,750
Eden Re II	1/22/2019	4,198	88,716
Eden Re II	12/14/2018	1,152	10,009
First Coast Re II Pte, Ltd.	6/15/2020	691,108	699,230
FloodSmart Re	2/14/2022	1,500,000	1,492,350
Formby Re 2018	7/9/2018	187,767	245,600
Four Lakes Re	11/5/2020	1,750,000	1,754,725
Four Lakes Re	12/15/2021	2,000,000	1,984,000
Gleneagles Re 2022	1/18/2022	3,000,000	3,039,160
Gullane Re 2018	3/26/2018	—	131,133
Gullane Re 2022	2/14/2022	4,000,000	4,148,849
Harambee Re 2018	12/19/2017	42,461	1,600
Harambee Re 2019	12/20/2018	—	2,800
Herbie Re, Ltd.	10/19/2020	500,000	513,500
Hypatia, Ltd.	7/10/2020	2,500,000	2,570,000
Hypatia, Ltd.	7/10/2020	1,000,000	1,038,900
Integrity Re	4/19/2018	7,466,184	7,461,175
International Bank for Reconstruction &
Development	2/28/2020	500,000	505,200
International Bank for Reconstruction &
Development	7/19/2021	4,000,000	3,972,800
International Bank for Reconstruction &
Development	2/28/2020	500,000	510,400
Isosceles Insurance, Ltd.	6/25/2021	1,500,000	1,485,000
Isosceles Re 2021-A1	8/12/2021	—	3,950
Kilimanjaro II Re	4/6/2017	1,700,000	1,698,470
Kilimanjaro Re	6/12/2020	249,654	250,275
Limestone Re	6/20/2018	1,771	—
Lion Rock Re 2019	12/17/2018	—	—
Long Point Re III	5/17/2018	6,714,850	6,696,650
Lorenz Re 2019	6/26/2019	861,406	318,367
Matterhorn Re	6/5/2020	396,979	382,280
Matterhorn Re	11/24/2020	1,500,000	1,492,800
Matterhorn Re	11/24/2020	3,000,000	2,972,700
Matterhorn Re	12/15/2021	250,000	248,275
Matterhorn Re	3/10/2022	5,000,000	4,997,500
Matterhorn Re	3/10/2022	2,000,000	1,999,000
Merion Re 2018-2	12/28/2017	123,456	496,500
Merion Re 2022-2	2/22/2022	4,000,000	4,053,822
Merna Reinsurance II, Ltd.	6/8/2021	2,200,000	2,227,940
Merna Reinsurance II, Ltd.	3/25/2022	750,000	750,000
Mona Lisa Re	6/22/2021	1,000,000	997,400
Mystic Re IV	6/9/2021	4,000,000	3,980,400

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 83

Schedule of Investments | 3/31/22 (continued)

Restricted Securities	Acquisition date	Cost	Value
Northshore Re II	12/2/2020	$1,500,000	$ 1,519,500
Oakmont Re 2017	5/10/2017	—	14,700
Pangaea Re 2016-2	5/31/2016	—	2,675
Pangaea Re 2018-1	12/26/2107	285,564	42,109
Pangaea Re 2018-3	5/31/2018	963,444	82,974
Pangaea Re 2019-1	1/9/2019	29,397	58,345
Pangaea Re 2019-3	7/25/2019	88,238	105,800
Pangaea Re 2021-3	6/17/2021	4,000,000	3,891,180
Pangaea Re 2022-1	1/7/2022	2,500,000	2,500,000
Phoenician Re	12/1/2021	2,000,000	1,987,200
Port Royal Re 2021	6/17/2021	3,106,313	3,294,362
Portrush Re 2017	6/12/2017	613,588	510,480
Residential Reinsurance 2020	10/30/2020	1,500,000	1,518,750
Residential Reinsurance 2021	10/28/2021	5,000,000	4,975,000
Resilience Re	2/8/2017	1,209	—
RosaPenna Re 2021	7/16/2021	4,000,000	4,144,000
Sanders Re II	5/20/2020	250,000	253,325
Sanders Re II	11/23/2021	2,752,500	2,740,100
Sanders Re II	5/24/2021	3,000,000	2,974,500
Sanders Re III	3/22/2022	3,000,000	3,000,000
Sector Re V	12/4/2018	492,194	291,986
Sector Re V	1/1/2020	160,000	464,030
Sector Re V	4/23/2019	800,000	606,715
Sector Re V	5/1/2019	1,861	44,174
Sector Re V	12/6/2021	2,500,000	2,546,717
Sussex Capital UK Pcc, Ltd.	12/7/2020	1,000,000	1,014,000
Thopas Re 2019	12/21/2018	—	—
Thopas Re 2022	2/7/2022	3,500,000	3,572,100
Torrey Pines Re Pte, Ltd.	3/12/2021	1,000,000	996,000
Torricelli Re 2021	7/1/2021	4,000,000	4,079,600
Ursa Re	11/20/2019	747,319	752,250
Ursa Re II	10/8/2020	4,000,000	3,986,000
Vermillion Re 2022	2/22/2022	4,777,500	4,832,979
Versutus Re 2018	1/31/2018	—	2,400
Versutus Re 2019-A	1/28/2019	—	1,059
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	59,175	—
Viribus Re 2019	12/27/2018	—	65,500
Vitality Re X	2/3/2020	3,498,841	3,468,850
Vitality Re XI	1/23/2020	3,000,000	2,934,900
Vitality Re XI	1/23/2020	1,246,071	1,225,000
Woburn Re 2018	3/20/2018	579,201	95,438
Woburn Re 2019	1/30/2019	154,816	182,800
Total Restricted Securities			$189,196,191
% of Net assets			3.7%

The accompanying notes are an integral part of these financial statements.

84 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

FUTURES CONTRACT

FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Short	Description	Date	Amount	Value	Appreciation
1,130	U.S. 2 Year	6/30/22	$(242,541,064)	$(239,471,720)	$ 3,069,344
	Note (CBT)
412	U.S. 5 Year	6/30/22	(48,472,599)	(47,251,250)	1,221,349
	Note (CBT)
162	U.S. 10 Year	6/21/22	(20,486,267)	(19,905,750)	580,517
	Note (CBT)
265	U.S. Long	6/21/22	(40,894,201)	(39,766,562)	1,127,639
	Bond (CBT)
			$(352,394,131)	$(346,395,282)	$ 5,998,849
TOTAL FUTURES CONTRACTS			$(352,394,131)	$(346,395,282)	$ 5,998,849

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

Purchases and sales of securities (excluding short term investments) for the year ended March 31, 2022 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$1,120,526,177	$1,236,630,559
Other Long-Term Securities	$1,748,433,559	$ 858,375,657

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2022, the Fund engaged in purchases of $1,710,230 and sales of $0 pursuant to these procedures, which resulted in a net realized gain/(loss) of $0.

At March 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $5,278,377,862 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 18,073,051
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(79,230,751)
Net unrealized depreciation	$(61,157,700)

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 85

Schedule of Investments | 3/31/22 (continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of March 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$ —	$ 249,213,221	$ —	$ 249,213,221
Asset Backed Securities	—	1,278,719,267	—	1,278,719,267
Collateralized Mortgage
Obligations	—	785,113,807	—	785,113,807
Commercial Mortgage-Backed
Securities	—	445,348,222	—	445,348,222
Corporate Bonds	—	1,667,055,061	—	1,667,055,061
Insurance-Linked Securities
Event Linked Bonds
Collateralized Reinsurance
Earthquakes – California	—	—	6,113,935	6,113,935
Earthquakes – U.S.	—	—	4,832,979	4,832,979
Multiperil – Massachusetts	—	—	3,505,834	3,505,834
Multiperil – U.S.	—	—	6,462,294	6,462,294
Multiperil – U.S. Regional	—	—	3,106,323	3,106,323
Multiperil – Worldwide	—	—	100	100
Windstorm – Florida	—	—	756,080	756,080
Windstorm – North Carolina	—	—	3,950	3,950
Windstorm – U.S. Regional	—	—	1,499,700	1,499,700
Reinsurance Sidecars
Multiperil – U.S.	—	—	559,220	559,220
Multiperil – Worldwide	—	—	47,985,878	47,985,878
Industry Loss Warranties
Windstorm – U.S.	—	—	763,200	763,200
All Other Insurance-Linked
Securities	—	113,606,698	—	113,606,698
U.S. Government and Agency
Obligations	—	243,791,451	—	243,791,451
Repurchase Agreements	—	165,700,000	—	165,700,000
Commercial Paper	—	127,093,505	—	127,093,505
Open-End Fund	59,990,588	—	—	59,990,588
Total Investments in Securities	$59,990,588	$ 5,075,641,232	$75,589,493	$5,211,221,313
Other Financial Instruments
Net unrealized appreciation
on futures contracts	$ 5,998,849	$ —	$ —	$ 5,998,849
Total Other
Financial Instruments	$ 5,998,849	$ —	$ —	$ 5,998,849

The accompanying notes are an integral part of these financial statements.

86 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

	Asset	Insurance-
	Backed	Linked
	Securities	Securities	Total
Balance as of 3/31/21	$ 17,200,000	$ 17,636,127	$ 34,836,127
Realized gain (loss)(1)	—	(980,561)	(980,561)
Changed in unrealized appreciation
(depreciation)(2)	—	354,596	354,596
Accrued discounts/premiums	—	(2,073,617)	(2,073,617)
Purchases	—	70,223,324	70,223,324
Sales	—	(9,570,376)	(9,570,376)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	(17,200,000)	—	(17,200,000)
Balance as of 3/31/22	$ —	$ 75,589,493	$ 75,589,493

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the year ended March 31, 2022 investments having aggregate value of $17,200,000 were transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine their value. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at March 31, 2022:	$862,591

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 87

Statement of Assets and Liabilities | 3/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $5,262,987,726)	$5,211,221,313
Cash	1,579,877
Due from broker for futures	4,332,606
Receivables —
Investment securities sold	50,776,693
Fund shares sold	25,740,790
Interest	7,939,960
Other assets	122,939
Total assets	$5,301,714,178
LIABILITIES:
Payables —
Investment securities purchased	$ 187,352,940
Fund shares repurchased	27,390,083
Distributions	497,022
Variation margin for futures contracts	449,453
Unrealized depreciation on unfunded loan commitments	5,439
Due to affiliates	274,046
Accrued expenses	660,392
Total liabilities	$ 216,629,375
NET ASSETS:
Paid-in capital	$5,393,896,675
Distributable earnings (loss)	(308,811,872)
Net assets	$5,085,084,803
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,824,401,430/189,849,064 shares)	$ 9.61
Class C (based on $136,692,247/14,216,994 shares)	$ 9.61
Class C2 (based on $15,861,218/1,648,946 shares)	$ 9.62
Class K (based on $382,288,109/39,660,755 shares)	$ 9.64
Class Y (based on $2,725,841,799/283,136,888 shares)	$ 9.63

The accompanying notes are an integral part of these financial statements.

88 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Statement of Operations
FOR THE YEAR ENDED 3/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $(829))	$ 74,478,016
Dividends from unaffiliated issuers	1,931,169
Total Investment Income		$ 76,409,185
EXPENSES:
Management fees	$ 15,185,201
Administrative expenses	1,178,449
Transfer agent fees
Class A	491,558
Class C	75,206
Class C2	2,668
Class K	708
Class Y	1,942,640
Distribution fees
Class A	3,600,397
Class C	869,658
Class C2	90,380
Shareowner communications expense	98,671
Custodian fees	201,962
Registration fees	275,047
Professional fees	260,930
Printing expense	73,650
Pricing fees	136,515
Trustees’ fees	212,429
Insurance expense	7,493
Miscellaneous	258,693
Total expenses		$ 24,962,255
Net investment income		$ 51,446,930
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (9,723,013)
Futures contracts	12,179,529
Other assets and liabilities denominated in foreign currencies	572	$ 2,457,088
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(46,585,540)
Futures contracts	1,812,287
Unfunded loan commitments	(6,190)
Other assets and liabilities denominated in foreign currencies	(217)	$(44,779,660)
Net realized and unrealized gain (loss) on investments		$(42,322,572)
Net increase in net assets resulting from operations		$ 9,124,358

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 89

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/22	3/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 51,446,930	$ 64,764,194
Net realized (loss) on investments	2,457,088	(29,946,769)
Change in net unrealized appreciation (depreciation)
on investments	(44,779,660)	270,499,316
Net increase in net assets resulting from operations	$ 9,124,358	$ 305,316,741
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.12 and $0.14 per share, respectively)	$ (21,372,537)	$ (23,468,860)
Class C ($0.08 and $0.11 per share, respectively)	(1,510,772)	(3,101,971)
Class C2 ($0.09 and $0.11 per share, respectively)	(161,898)	(249,644)
Class K ($0.14 and $0.16 per share, respectively)	(5,277,867)	(4,784,655)
Class Y ($0.13 and $0.16 per share, respectively)	(33,910,767)	(41,860,447)
Total distributions to shareowners	$ (62,233,841)	$ (73,465,577)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 3,570,493,668	$ 2,407,423,803
Reinvestment of distributions	57,192,875	66,896,801
Cost of shares repurchased	(2,951,666,742)	(3,448,386,566)
Net increase (decrease) in net assets resulting
from Fund share transactions	$ 676,019,801	$ (974,065,962)
Net increase (decrease) in net assets	$ 622,910,318	$ (742,214,798)
NET ASSETS:
Beginning of year	$ 4,462,174,485	$ 5,204,389,283
End of year	$ 5,085,084,803	$ 4,462,174,485

The accompanying notes are an integral part of these financial statements.

90 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/22	3/31/22	3/31/21	3/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	147,680,358	$ 1,432,006,948	92,373,581	$ 886,769,664
Reinvestment of
distributions	2,166,658	20,986,743	2,382,681	22,795,230
Less shares repurchased	(120,772,781)	(1,170,018,795)	(109,824,891)	(1,052,773,657)
Net increase
(decrease)	29,074,235	$ 282,974,896	(15,068,629)	$ (143,208,763)
Class C
Shares sold	1,057,619	$ 10,260,634	2,845,019	$ 27,288,975
Reinvestment of
distributions	155,433	1,507,013	322,731	3,084,820
Less shares repurchased	(8,963,636)	(86,929,011)	(13,602,866)	(130,287,105)
Net decrease	(7,750,584)	$ (75,161,364)	(10,435,116)	$ (99,913,310)
Class C2
Shares sold	109,304	$ 1,061,100	555,563	$ 5,322,027
Reinvestment of
distributions	1,691	16,401	2,471	23,635
Less shares repurchased	(461,619)	(4,477,612)	(822,826)	(7,923,067)
Net decrease	(350,624)	$ (3,400,111)	(264,792)	$ (2,577,405)
Class K
Shares sold	13,900,269	$ 135,064,288	11,441,104	$ 110,280,243
Reinvestment of
distributions	541,677	5,262,947	494,679	4,751,958
Less shares repurchased	(8,968,708)	(87,058,011)	(6,222,864)	(59,630,837)
Net increase	5,473,238	$ 53,269,224	5,712,919	$ 55,401,364
Class Y
Shares sold	205,254,670	$ 1,992,100,698	143,661,948	$ 1,377,762,894
Reinvestment of
distributions	3,031,623	29,419,771	3,783,028	36,241,158
Less shares repurchased	(165,246,141)	(1,603,183,313)	(229,854,987)	(2,197,771,900)
Net increase
(decrease)	43,040,152	$ 418,337,156	(82,410,011)	$ (783,767,848)

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 91

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class A
Net asset value, beginning of period	$ 9.71	$ 9.26	$ 9.92	$ 9.95	$ 9.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.09	$ 0.12	$ 0.25	$ 0.26	$ 0.18
Net realized and unrealized gain (loss) on investments	(0.07)	0.47	(0.64)	(0.03)	(0.03)
Net increase (decrease) from investment operations	$ 0.02	$ 0.59	$ (0.39)	$ 0.23	$ 0.15
Distributions to shareowners:
Net investment income	$ (0.12)	$ (0.14)	$ (0.27)	$ (0.26)	$ (0.19)
Total distributions	$ (0.12)	$ (0.14)	$ (0.27)	$ (0.26)	$ (0.19)
Net increase (decrease) in net asset value	$ (0.10)	$ 0.45	$ (0.66)	$ (0.03)	$ (0.04)
Net asset value, end of period	$ 9.61	$ 9.71	$ 9.26	$ 9.92	$ 9.95
Total return (b)	0.16%	6.42%	(4.02)%	2.32%	1.51%
Ratio of net expenses to average net assets	0.59%	0.60%	0.58%	0.59%	0.60%
Ratio of net investment income (loss) to average net assets	0.96%	1.29%	2.52%	2.58%	1.81%
Portfolio turnover rate	52%	51%	100%	61%	54%
Net assets, end of period (in thousands)	$1,824,401	$1,561,042	$1,628,082	$1,506,433	$1,209,820

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

92 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class C
Net asset value, beginning of period	$ 9.71	$ 9.26	$ 9.91	$ 9.94	$ 9.97
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.06	$ 0.10	$ 0.22	$ 0.22	$ 0.15
Net realized and unrealized gain (loss) on investments	(0.08)	0.46	(0.63)	(0.02)	(0.02)
Net increase (decrease) from investment operations	$ (0.02)	$ 0.56	$ (0.41)	$ 0.20	$ 0.13
Distributions to shareowners:
Net investment income	$ (0.08)	$ (0.11)	$ (0.24)	$ (0.23)	$ (0.16)
Total distributions	$ (0.08)	$ (0.11)	$ (0.24)	$ (0.23)	$ (0.16)
Net increase (decrease) in net asset value	$ (0.10)	$ 0.45	$ (0.65)	$ (0.03)	$ (0.03)
Net asset value, end of period	$ 9.61	$ 9.71	$ 9.26	$ 9.91	$ 9.94
Total return (b)	(0.17)%	6.09%	(4.24)%	1.99%	1.28%
Ratio of net expenses to average net assets	0.91%	0.91%	0.89%	0.91%	0.92%
Ratio of net investment income (loss) to average net assets	0.66%	1.00%	2.25%	2.22%	1.48%
Portfolio turnover rate	52%	51%	100%	61%	54%
Net assets, end of period (in thousands)	$136,692	$213,396	$300,129	$425,928	$623,642

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 93

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class C2
Net asset value, beginning of period	$ 9.72	$ 9.27	$ 9.91	$ 9.94	$ 9.97
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.07	$ 0.10	$ 0.21	$ 0.22	$ 0.15
Net realized and unrealized gain (loss) on investments	(0.08)	0.46	(0.61)	(0.02)	(0.02)
Net increase (decrease) from investment operations	$ (0.01)	$ 0.56	$ (0.40)	$ 0.20	$ 0.13
Distributions to shareowners:
Net investment income	$ (0.09)	$ (0.11)	$ (0.24)	$ (0.23)	$ (0.16)
Total distributions	$ (0.09)	$ (0.11)	$ (0.24)	$ (0.23)	$ (0.16)
Net increase (decrease) in net asset value	$ (0.10)	$ 0.45	$ (0.64)	$ (0.03)	$ (0.03)
Net asset value, end of period	$ 9.62	$ 9.72	$ 9.27	$ 9.91	$ 9.94
Total return (b)	(0.14)%	6.09%	(4.13)%	1.98%	1.29%
Ratio of net expenses to average net assets	0.88%	0.90%	0.88%	0.91%	0.92%
Ratio of net investment income (loss) to average net assets	0.69%	1.00%	2.17%	2.25%	1.47%
Portfolio turnover rate	52%	51%	100%	61%	54%
Net assets, end of period (in thousands)	$15,861	$19,432	$20,982	$ 8,604	$ 8,929

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

94 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class K
Net asset value, beginning of period	$ 9.74	$ 9.29	$ 9.93	$ 9.96	$ 9.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.12	$ 0.15	$ 0.28	$ 0.28	$ 0.20
Net realized and unrealized gain (loss) on investments	(0.08)	0.46	(0.62)	(0.03)	(0.02)
Net increase (decrease) from investment operations	$ 0.04	$ 0.61	$ (0.34)	$ 0.25	$ 0.18
Distributions to shareowners:
Net investment income	$ (0.14)	$ (0.16)	$ (0.30)	$ (0.28)	$ (0.21)
Total distributions	$ (0.14)	$ (0.16)	$ (0.30)	$ (0.28)	$ (0.21)
Net increase (decrease) in net asset value	$ (0.10)	$ 0.45	$ (0.64)	$ (0.03)	$ (0.03)
Net asset value, end of period	$ 9.64	$ 9.74	$ 9.29	$ 9.93	$ 9.96
Total return (b)	0.39%	6.64%	(3.60)%	2.54%	1.83%
Ratio of net expenses to average net assets	0.36%	0.37%	0.36%	0.37%	0.38%
Ratio of net investment income (loss) to average net assets	1.20%	1.52%	2.79%	2.82%	2.03%
Portfolio turnover rate	52%	51%	100%	61%	54%
Net assets, end of period (in thousands)	$382,288	$332,949	$264,405	$274,682	$158,443

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 95

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class Y
Net asset value, beginning of period	$ 9.73	$ 9.27	$ 9.92	$ 9.96	$ 9.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.11	$ 0.14	$ 0.27	$ 0.27	$ 0.19
Net realized and unrealized gain (loss) on investments	(0.08)	0.48	(0.63)	(0.04)	(0.01)
Net increase (decrease) from investment operations	$ 0.03	$ 0.62	$ (0.36)	$ 0.23	$ 0.18
Distributions to shareowners:
Net investment income	$ (0.13)	$ (0.16)	$ (0.29)	$ (0.27)	$ (0.21)
Total distributions	$ (0.13)	$ (0.16)	$ (0.29)	$ (0.27)	$ (0.21)
Net increase (decrease) in net asset value	$ (0.10)	$ 0.46	$ (0.65)	$ (0.04)	$ (0.03)
Net asset value, end of period	$ 9.63	$ 9.73	$ 9.27	$ 9.92	$ 9.96
Total return (b)	0.30%	6.67%	(3.78)%	2.37%	1.76%
Ratio of net expenses to average net assets	0.44%	0.45%	0.44%	0.45%	0.46%
Ratio of net investment income (loss) to average net assets	1.12%	1.45%	2.69%	2.74%	1.94%
Portfolio turnover rate	52%	51%	100%	61%	54%
Net assets, end of period (in thousands)	$2,725,842	$2,335,355	$2,990,790	$3,669,866	$2,509,061

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements | 3/31/22

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU

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2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

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Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry broker valuation models to provide an estimated value of the instrument.

Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees.

The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant

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event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At March 31, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry valuation model).

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

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The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At March 31, 2022, the Fund reclassified $479,097 to increase distributable earnings and $479,097 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At March 31, 2022, the Fund was permitted to carry forward indefinitely $154,390,874 of short-term losses and $92,760,837 of long-term losses.

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$62,233,841	$73,465,577
Total	$62,233,841	$73,465,577

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2022:

2022
Distributable earnings/(losses):
Capital loss carryforward	$(247,151,711)
Other temporary differences	(497,022)
Net unrealized depreciation	(61,163,139)
Total	$(308,811,872)

The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds, insurance-linked securities and the tax treatment of premium and amortization.

D. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2022.

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E. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

F. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

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The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

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The Fund invests in below-investment-grade (high-yield) debt securities and referred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a

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reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

G. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

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Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2022 are listed in the Schedule of Investments.

H. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult

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to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I. Repurchase Agreements

Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Open repurchase agreements at March 31, 2022, are disclosed in the Schedule of Investments.

J. Futures Contracts

The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2022, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.

Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for

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futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

The average market value of futures contracts open during the year ended March 31, 2022, was $(357,692,393). Open futures contracts outstanding at March 31, 2022, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.35% of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $4 billion of the Fund’s average daily net assets, 0.25% of the next $2.5 billion of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets over $7.5 billion. For the year ended March 31, 2022, the effective management fee was equivalent to 0.31% of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $136,272 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended March 31, 2022, the Fund paid $212,429 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At March 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.

4. Transfer Agent

For the period from April 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc.

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serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$23,052
Class C	10,171
Class C2	33
Class K	650
Class Y	64,765
Total	$98,671

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $137,774 in distribution fees payable to the Distributor at March 31, 2022.

In addition, redemptions of Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). Redemptions of Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class A, Class C, Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2022, CDSCs in the amount of $2,392 were paid to the Distributor.

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6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022 the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2022, the Fund had no borrowings under the credit facility.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

110 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2022, was as follows:

Statement of Assets and Liabilities

Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets*
Variation Margin
Receivable	$ 5,998,849	$ —	$ —	$ —	$ —
Total Value	$ 5,998,849	$ —	$ —	$ —	$ —

*	The fair value presented above represents the cumulative unrealized appreciation on futures contracts as reported in the table within the Schedule of Investments. In the Statement of Assets and Liabilities, only current days unsettled variation margin is reported in receivables or payables on futures contracts and net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2022 was as follows:

Statement of Operations
			Foreign
	Interest	Credit	Exchange	Equity	Commodity
	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain (Loss) on
Futures contracts	$12,179,529	$ —	$ —	$ —	$ —
Total Value	$12,179,529	$ —	$ —	$ —	$ —

Net Change in Unrealized
Appreciation
(Depreciation) on
Futures contracts	$ 1,812,287	$ —	$ —	$ —	$ —
Total Value	$ 1,812,287	$ —	$ —	$ —	$ —

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations.

Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 111

As of March 31, 2022, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
ARC Falcon I Inc.	$159,236	$158,495	$155,586	$(2,909)
athenahealth, Inc.	108,696	108,696	107,779	(917)
Novae LLC	333,333	333,333	331,667	(1,666)
Service Logic Acquisition, Inc.	95,149	94,383	94,436	53
Total Value	$696,414	$694,907	$689,468	$(5,439)

9. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

112 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Multi-Asset Ultrashort Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Multi-Asset Ultrashort Income Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 113

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
May 26, 2022

114 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Additional Information (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund’s ordinary income distributions derived from qualified interest income was 69.46%.

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 115

Trustees, Officers and Service Providers

Investment Adviser and Administrator

Amundi Asset Management US, Inc.

Custodian and Sub-Administrator

The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm

Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

116 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2011.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 –	Director, Broadridge Financial
Chairman of the Board	Serves until a	2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	successor trustee is	(technology products for securities lending industry); and Senior	communications and securities
	elected or earlier	Executive Vice President, The Bank of New York (financial and	processing provider for financial
	retirement or removal.	securities services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (71)	Term expires	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	in 2022.		community newspaper group)
(2015-present)
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a	Mellon Investment Management (investment management firm)
	successor trustee is	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	elected or earlier	Executive Vice President Head of Product, BNY Mellon Investment
	retirement or removal	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 117

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2011.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	trustee is elected	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	or earlier retirement	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

118 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee	pension funds) (2001 – present); Vice President – International
	from 2014 -2017).	Investments Group, American International Group, Inc. (insurance
	Serves until a	company) (1993 – 2001); Vice President – Corporate Finance and
	successor trustee is	Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice
	elected or earlier	President – Asset/Liability Management Group, Federal Farm Funding
	retirement or removal.	Corporation (government-sponsored issuer of debt securities) (1988 –
1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel
Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2011.	Chief Financial Officer, American Ag Energy, Inc. (controlled	Director of New America High
Trustee	Serves until a successor	environment and agriculture company) (2016 – present); and President	Income Fund, Inc. (closed-end
	trustee is elected	and Chief Executive Officer, Metric Financial Inc. (formerly known as	investment company) (2004 –
	or earlier retirement	Newbury Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	trustee is elected	and investment company services) (1969 – 2012); Director, BNY
	or earlier retirement	International Financing Corp. (financial services) (2002 – 2012); Director,
	or removal.	Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 119

Interested Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment	None
Trustee, President and	Serves until a successor	management firm) (since September 2014); Director, CEO and President
Chief Executive Officer	trustee is elected	of Amundi Asset Management US, Inc. (since September 2014); Director,
	or earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected	firm); Director and Executive Vice President and Chief Investment Officer,
	or earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since
2009); Portfolio Manager of Amundi US (since 1999); and Director of
Amundi Holdings US, Inc. (since 2017)

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

120 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2011. Serves	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	at the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2011. Serves	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	at the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	at the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2011. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2011. Serves	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
	the Board	Fund Treasury Analyst from 2012 - 2020

Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 121

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director
	the Board	of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money Laundering	Serves at the	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Officer	discretion of the Board	Financial Security of Amundi US since July 2021; and Vice President,
Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit
Agricole Indosuez Wealth Management (investment management
firm) (2013 – 2021)

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Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22 123

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124 Pioneer Multi-Asset Ultrashort Income Fund | Annual Report | 3/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 25671-10-0522

Pioneer Fundamental Growth Fund

Annual Report | March 31, 2022

A: PIGFX	C: FUNCX	K: PFGKX	R: PFGRX	Y: FUNYX

visit us: www.amundi.com/us

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 3

Portfolio Management Discussion | 3/31/22

U.S. equity markets moved higher during the 12-month period ended March 31, 2022, although increased volatility resulted from the combination of macroeconomic and geopolitical factors affecting the financial markets. In the following interview, Andrew Acheson, Yves Raymond, and David Chamberlain discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the 12-month period. Mr. Acheson, Managing Director, Director of Growth, US, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), Mr. Raymond*, vice president and a portfolio manager at Amundi US, Mr. Chamberlain*, vice president and a portfolio manager at Amundi US, and Matthew Gormley*, associate portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.

Q	How did the Fund perform during the 12-month period ended March 31, 2022?
A	Pioneer Fundamental Growth Fund’s Class A shares returned 10.70% at net asset value during the 12-month period ended March 31, 2022, while the Fund’s benchmark, the Russell 1000 Growth Index, returned 14.98%. During the same period, the average return of the 1,236 mutual funds in Morningstar’s Large Growth Funds category was 5.75%.
Q	How would you describe the investment environment for domestic equities during the 12-month period ended March 31, 2022?
A	The 12-month period featured heightened volatility as investors dealt with countervailing macroeconomic and geopolitical factors. Early in the period, US equities enjoyed strong gains, as the ongoing rollout of COVID-19 vaccines, continued monetary and fiscal stimulus from the Federal Reserve (Fed) and US government, increased consumer confidence and spending, and gains in employment figures spurred a sustained macroeconomic recovery. Strong corporate earnings and favorable outlooks from bellwether companies buoyed investor sentiment as well.

Later in the period, however, gains moderated. The rise of the Delta and Omicron variants led to a spike in COVID-19 cases worldwide, raising concerns about further possible business interruptions and their potential effects on the global economy. Supply chain challenges, too, weighed on business activity, and the highest inflation rates in more than 40 years

*	Effective April 2021, David Chamberlain and Yves Raymond became portfolio managers of the Fund. Effective August 2021, Matthew Gormley became an Associate Portfolio Manager of the Fund.

4 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

led the Fed to take an aggressively hawkish tone regarding its monetary policy toward the end of the period, as it boosted short-term interest rates (the target range for the federal funds rate) for the first time since 2018 and signaled further rate hikes to come. As a result, the Russell 1000 Growth Index (the Russell Index), the Fund’s benchmark, fell by more than 9% in the first calendar quarter of 2022, though it finished the full 12-month period with a gain of nearly 15%.

Within the large-cap universe, growth stocks outperformed value stocks during the period. Initially, worries about inflation and a potential slowdown in the economic recovery discouraged investment in predominantly value-oriented cyclical companies, which supported the performance of growth stocks. However, the performance gap narrowed significantly over the last three months of the period, with investors questioning whether growth-oriented companies could continue to outperform in a rising-interest-rate environment.

Q	What factors detracted from and contributed to the Fund's performance relative to its benchmark during the 12-month period ended March 31, 2022?
A	During the 12-month period, we maintained our traditional discipline of focusing the Fund’s investments on shares of what we view as higher-quality corporations with stable businesses and steady earnings. Given our focus on mitigating risk in the portfolio, the Fund’s performance has typically lagged that of the Russell Index when markets, in our opinion, have shown signs of excessive speculation, as was the case throughout much of the annual reporting period. However, the Fund did outperform the benchmark during the market's occasional pullbacks over the 12-month period, particularly in September 2021 and in the first quarter of 2022.

The primary driver of the Fund's benchmark-relative underperformance during the period was its exposure to what we considered to be reasonably valued growth stocks, which lagged behind high-growth, high-valuation stocks. The returns of stocks that are components of the Russell Index during the period were highly correlated with their price-to-earnings (P/E) ratios, and the Fund's underweight positions in stocks with high P/E ratios detracted from relative performance. In particular, the Fund's underweight allocation to Apple and lack of exposure to Tesla, both benchmark components, weighed on relative returns. (P/E ratio represents the price of a stock divided by its earnings per share.)

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 5

From a sector perspective, the most significant detractor from the Fund’s relative returns during the period was an underweight to information technology, as well as stock selection results within that sector. Stock selection results in the industrials and consumer discretionary sectors also detracted from benchmark-relative performance.

Conversely, an overweight allocation to the energy sector was the leading positive contributor to the Fund’s relative results for the period. Other positive contributors included an overweight position in financials and stock selection results within the communication services sector.

Q	Which holdings detracted most significantly from the Fund's benchmark-relative performance during the 12-month period ended March 31, 2022?
A	Aside from the underweight to Apple and lack of exposure to Tesla, which we mentioned earlier, individual stocks that notably detracted from the Fund’s benchmark-relative returns for the 12-month period included toolmaker Stanley Black & Decker, digital-payment-processor PayPal, and Zimmer Biomet, a manufacturer of medical devices.

Stanley Black & Decker’s stock struggled during the period as investors anticipated a slowdown in tool sales, given moderating levels of housing renovation and maintenance activity compared with the very high levels for each during the height of the COVID-19 pandemic. Supply chain constraints also have limited the company’s growth, and rising interest rates have threatened to curtail strong activity in the housing market.

PayPal’s stock declined during the period after rumors began circulating (in the fourth quarter of 2021) that the company could seek to acquire a popular social media platform. The news led to market concerns that PayPal's organic growth targets might prove unachievable. PayPal then reduced its earnings guidance in the first quarter of 2022, given its continued transition away from its relationship with e-commerce marketplace provider eBay (not a Fund holding) and the recognition that pandemic-related spending trends were unsustainable. We had reduced the size of the Fund’s exposure to PayPal for valuation reasons, but continue to hold a smaller position in the stock in the portfolio, due to the company's strong position as one of the leaders in its field as well as projected secular growth trends in the digital-payment segment.

Lastly, the Fund's position in Zimmer Biomet weighed on relative returns. Zimmer manufactures hip and knee replacement products, and the company posted lackluster financial results during the period, as the number of elective surgeries performed – reduced dramatically during the height of the pandemic – remained at depressed levels even after the

6 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

lifting of some of the earlier restrictions. Given the chronic shortage of nursing professionals, we anticipate that a recovery in surgical activity could take longer than previously expected, and so we sold the Fund’s position in Zimmer late in the period.

Q	Which investments led positive contributions to the Fund’s benchmark-relative performance during the 12-month period ended March 31, 2022?
A	The position that made the largest individual positive contribution to the Fund's performance relative to the benchmark for the period was Alphabet (parent of Google). The company's dominance of the search business, highly popular Android smartphone operating system, and YouTube video-sharing website have generated consistently high returns on capital, while providing steady secular growth. Recovering advertising spending and increased demand for cloud-computing services have also contributed to strong financial performance, and we still see Alphabet as having an attractive valuation in comparison to the highest-valuation stocks in the Russell Index.

The Fund’s position in Schlumberger, a leader in the oilfield services industry, also contributed substantially to positive relative performance for the period. The gradual return to more normal levels of business and industrial activity spurred rising energy prices throughout the period, and the Russian invasion of Ukraine in early 2022 led to a further spike in crude oil and natural gas prices, which helped boost Schlumberger’s share price. In addition to being a leading company in the industry, Schlumberger also has a reputation as a technology leader, which gives it premium pricing power and a sustainable competitive advantage, in our view. We anticipate spending on oil and gas to remain elevated for the intermediate term as exploration-and-production companies invest to boost production in order to meet higher levels of demand.

A position in brokerage-services company Charles Schwab was another positive contributor to the Fund’s benchmark-relative performance. We believe rising interest rates could provide a boost to Schwab's net-interest margins. If that happens, there could be a resulting increase in profits that may supplement the benefits Schwab has already reaped from secular growth in the discount brokerage industry, and from its recent strategic acquisitions aimed at bolstering its market share.

MasterCard, a leading global payments provider that has generated high returns on capital, aided the Fund’s benchmark-relative returns, especially during the first calendar quarter of 2022, after the company reported better-than-expected financial results. We believe MasterCard

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 7

could continue to benefit over the long term from the shift to a cashless society, and over the nearer term from a potential post-pandemic recovery in global travel spending.

Finally, we sold the Fund’s position in benchmark component Home Depot, the home improvement chain, during the period, and the portfolio’s underweight/lack of exposure to the stock benefited relative results. Like the aforementioned Stanley Black & Decker, Home Depot’s stock struggled during the period, due to moderating levels of housing renovation and maintenance activity.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended March 31, 2022?
A	No, the Fund did not hold any derivatives during the period.
Q	What were some of the notable additions to the portfolio during the 12-month period ended March 31, 2022?
A	We initiated a Fund position in hotel and hospitality company Hilton Worldwide during the period. Hilton's business incorporates several well-known brands as well as a strong loyalty program, and its franchise-focused business model helps the company generate strong returns on capital, while aiding the expansion in its portfolio of properties. Hilton has a deep pipeline of new properties for future development, and a potential recovery in leisure and business travel led us to believe that Hilton had an attractive valuation.

We also added analytics and risk-assessment specialist Verisk Analytics to the portfolio during the period. The stock's valuation became more attractive as pandemic-related weakness weighed on its energy and financial services segments. However, the company's core insurance analytics business has enjoyed a monopoly position for several decades, and we believe that persistently strong organic revenue growth could help Verisk's stock rebound from recent declines.

Late in the period, we took advantage of market volatility to purchase shares of semiconductor manufacturer NVIDIA, whose stock price had declined quite significantly from its earlier peak. With the exception of its valuation, NVIDIA had been a strong fit with our stock selection criteria for the Fund, as the company has a wide competitive moat around its business, driven by its graphics-processing-unit chips for use in autonomous vehicles, data centers, and video gaming. We believe secular tailwinds in areas such as artificial intelligence could propel sales and earnings higher in the future.

8 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Other notable additions to the portfolio during the period included industrial specialist Eaton, which has benefited from the increased use of electricity to power vehicles and other machinery that are part of the broader industrial economy, with favorable trends as a possible tailwind. In addition, shares of pharmaceutical giant Pfizer were trading at an attractive valuation, and we believe the company’s release of a key antiviral treatment for COVID-19 could generate solid cash flow in the future, thus potentially creating new opportunities for growth. Lastly, FactSet Research Systems has generated growing recurring revenues in its business of providing economic and financial data to investment and finance professionals.

Q	What were some of the noteworthy positions sold from the Fund’s portfolio during the 12-month period ended March 31, 2022?
A	During the period, we exited the Fund’s position in home improvement retailer Home Depot, which we discussed earlier. The company had benefited during the height of the pandemic from consumers spending more time at home, which had the side effect of increasing demand for home improvement and renovation projects. We believed the pulling-forward of demand could lead to slower future growth as the economic reopening continues. We no longer felt comfortable with Home Depot's valuation and decided to sell the shares, in keeping with our strict valuation discipline.

We also exited the Fund’s position in Medtronic after concluding that the medical-device company could struggle to gain traction with its future products, thus hindering its growth outlook. Additionally, we believe that competition in many of Medtronic's core businesses could remain fierce. Given better opportunities elsewhere, we felt it appropriate to exit the Fund’s position. A similar argument led us to sell shares of long-term portfolio holding Johnson & Johnson, as some of the company's larger drugs are losing exclusivity and could begin seeing similar competition in the near future.

Among other notable sales during the 12-month period were Fidelity National Information Services (FNIS), Cooper Companies, Humana, Accenture, and Zimmer Biomet. FNIS has struggled as several new entrants to the market have had a negative effect on the company's competitive advantage, which has weighed on its growth rates. We also sold shares of Cooper Companies, as the health care stock had reached our target price and faces potential downward pressure on its margins following a strategic acquisition. We sold the Fund’s shares of Humana after the company lowered its projections for Medicare Advantage membership growth due to increased competition. We also eliminated the

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 9

portfolio’s position in Accenture, purely for valuation reasons, as the stock had reached our target price. Lastly, we sold hips-and-knees manufacturer Zimmer Biomet. We had held the stock in the portfolio throughout the COVID-19 situation because we had anticipated a sharp recovery in elective surgeries with the lifting of restrictions once the worst of the pandemic had subsided. Chronic nurse shortages, however, have contributed to a slowdown in the recovery in elective surgeries.

Q	What is your outlook heading into next fiscal year for the Fund, and how is this outlook reflected in the Fund’s positioning?
A	As we look ahead to the remainder of 2022, we anticipate heightened volatility in the financial markets. Geopolitical and macroeconomic risks remain highly elevated. The ongoing conflict between Russia and Ukraine has contributed to increasing inflationary pressures, which in turn could lead to a more aggressive monetary policy response from the Fed, in our opinion. We believe the Fed’s achieving a "soft landing" for the economy could be difficult, and so we see rising risk of a recession in 2023.

Economic growth remained strong as of period-end, but we think it may slow rapidly as the Fed raises interest rates to combat inflation. Consumer confidence has softened, with the war in Ukraine combining with the negative effects on consumer purchasing power driven by rising prices for energy, food, and shelter.

On the positive side, although the COVID-19 Omicron variant has spread rapidly throughout the population, lower rates of hospitalizations and deaths have led to fewer disruptions to economic and social activity. Despite recent lockdowns in China to curb the spread of infections, we see renewed virus-related lockdowns in much of the rest of the world as unlikely.

In the current environment, we expect equity markets to move sharply in reaction to macroeconomic and geopolitical events. We think corporate earnings growth may remain strong early in the year, but then decelerate as 2022 progresses. We believe that the more speculative parts of the market could come under further pressure in such an environment, especially if rising interest rates remove a key supporting factor that has helped keep valuations for those stocks at elevated levels.

Regardless of the macroeconomic backdrop, we remain committed to investing the Fund in shares of companies that we believe are highly profitable, possess strong balance sheets, and feature sustainable business models. We seek to hold shares of companies capable of surviving a prolonged and deep recession, and to emerge with the financial firepower to invest and thrive during the subsequent recovery.

10 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

In sector terms, the Fund remains overweight versus the Russell Index in industrials, most notably in companies that have benefited from both secular growth in industrial automation and the broader cyclical recovery. The Fund is also overweight to what we view as high-quality financials and health care stocks.

The information technology sector remains the Fund’s biggest underweight relative to the benchmark. We continue to have concerns about high valuations and the extreme concentration of the sector within the Russell Index, and so we have maintained an underweight there as part of our goal of managing portfolio risk.

Please refer to the Schedule of Investments on pages 21–24 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in a limited number of securities and, as a result, the Fund’s performance may be more volatile than the performance of other funds holding more securities.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 11

Portfolio Summary | 3/31/22

10 Largest Holdings
(As a percentage of total investments)*
1.	Microsoft Corp.	7.81%
2.	Alphabet, Inc.	7.81
3.	Amazon.com, Inc.	7.31
4.	Mastercard, Inc.	4.66
5.	Apple, Inc.	4.51
6.	Charles Schwab Corp.	3.94
7.	QUALCOMM, Inc.	3.91
8.	Booking Holdings, Inc.	3.40
9.	Thermo Fisher Scientific, Inc.	3.33
10.	Schlumberger NV	2.99

*	Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Prices and Distributions | 3/31/22

Net Asset Value per Share

Class	3/31/22	3/31/21
A	$29.25	$31.88
C	$24.76	$28.01
K	$29.39	$31.94
R	$28.17	$31.03
Y	$29.73	$32.25

Distributions per Share: 4/1/21–3/31/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$0.1202	$6.2928
C	$ —	$0.1202	$6.2928
K	$0.0448	$0.1202	$6.2928
R	$ —	$0.1202	$6.2928
Y	$0.0120	$0.1202	$6.2928

Index Definitions

The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14–18.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 13

Performance Update | 3/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2022)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 years	14.70%	14.03%	17.04%
5 years	16.77	15.40	20.88%
1 year	10.70	4.35	14.98%

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
1.04%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Performance Update | 3/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2022)
			Russell
			1000
	If	If	Growth
Period	Held	Redeemed	Index
10 years	13.91%	13.91%	17.04%
5 years	16.00	16.00	20.88%
1 year	9.91	9.03	14.98%

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
1.72%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 15

Performance Update | 3/31/22	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2022)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	15.14%	17.04%
5 years	17.25	20.88%
1 year	11.08	14.98%

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.65%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Performance Update | 3/31/22	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2022)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	14.34%	17.04%
5 years	16.38	20.88%
1 year	10.22	14.98%

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
1.39%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 17

Performance Update | 3/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of March 31, 2022)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	15.05%	17.04%
5 years	17.13	20.88%
1 year	10.97	14.98%

Expense Ratio
(Per prospectus dated August 1, 2021)
Gross
0.76%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

18 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on actual returns from October 1, 2021 through March 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account Value	$1,010.00	$1,006.40	$1,012.00	$1,008.00	$1,011.50
(after expenses)
on 3/31/22
Expenses Paid	$5.01	$8.55	$3.31	$7.01	$3.81
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.71%, 0.66%, 1.40%, and 0.76% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 19

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from October 1, 2021 through March 31, 2022.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/21
Ending Account	$1,019.95	$1,016.40	$1,021.64	$1,017.95	$1,021.14
Value (after expenses)
on 3/31/22
Expenses Paid	$5.04	$8.60	$3.33	$7.04	$3.83
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, 1.71%, 0.66%, 1.40%, and 0.76% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

20 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Schedule of Investments | 3/31/22

Shares		Value
UNAFFILIATED ISSUERS — 99.5%
COMMON STOCKS — 99.0% of Net Assets
Beverages — 2.3%
865,548	PepsiCo., Inc.	$ 144,875,424
	Total Beverages	$ 144,875,424
Capital Markets — 7.6%
2,903,270	Charles Schwab Corp.	$ 244,774,694
147,628	FactSet Research Systems, Inc.	64,092,696
1,262,056	Intercontinental Exchange, Inc.	166,742,839
	Total Capital Markets	$ 475,610,229
Commercial Services & Supplies — 1.0%
494,764(a)	Copart, Inc.	$ 62,078,039
	Total Commercial Services & Supplies	$ 62,078,039
Communications Equipment — 2.0%
510,688	Motorola Solutions, Inc.	$ 123,688,634
	Total Communications Equipment	$ 123,688,634
Electrical Equipment — 2.1%
432,388	Eaton Corp. Plc	$ 65,619,203
237,031	Rockwell Automation, Inc.	66,375,791
	Total Electrical Equipment	$ 131,994,994
Electronic Equipment, Instruments &
Components — 5.3%
2,276,584	Amphenol Corp., Class A	$ 171,540,604
887,426	CDW Corp.	158,751,637
Total Electronic Equipment, Instruments &
	Components	$ 330,292,241
Energy Equipment & Services — 3.0%
4,497,818	Schlumberger, Ltd.	$ 185,804,862
	Total Energy Equipment & Services	$ 185,804,862
Entertainment — 1.7%
823,998	Electronic Arts, Inc.	$ 104,243,987
	Total Entertainment	$ 104,243,987
Health Care Equipment & Supplies — 1.9%
997,853(a)	Edwards Lifesciences Corp.	$ 117,467,255
	Total Health Care Equipment & Supplies	$ 117,467,255
Hotels, Restaurants & Leisure — 5.0%
89,811(a)	Booking Holdings, Inc.	$ 210,916,643
673,490(a)	Hilton Worldwide Holdings, Inc.	102,195,373
	Total Hotels, Restaurants & Leisure	$ 313,112,016

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 21

Schedule of Investments | 3/31/22 (continued)

Shares		Value
Insurance — 2.6%
274,642	Marsh & McLennan Cos., Inc.	$ 46,804,490
1,049,073	Progressive Corp.	119,583,831
	Total Insurance	$ 166,388,321
Interactive Media & Services — 7.7%
173,631(a)	Alphabet, Inc., Class C	$ 484,949,647
	Total Interactive Media & Services	$ 484,949,647
Internet & Direct Marketing Retail — 7.2%
139,122(a)	Amazon.com, Inc.	$ 453,530,764
	Total Internet & Direct Marketing Retail	$ 453,530,764
IT Services — 6.9%
809,578	Mastercard, Inc., Class A	$ 289,326,986
1,261,471(a)	PayPal Holdings, Inc.	145,889,121
	Total IT Services	$ 435,216,107
Life Sciences Tools & Services — 5.4%
461,418	Danaher Corp.	$ 135,347,742
349,522	Thermo Fisher Scientific, Inc.	206,445,169
	Total Life Sciences Tools & Services	$ 341,792,911
Machinery — 3.3%
438,207	Illinois Tool Works, Inc.	$ 91,760,546
821,066	Stanley Black & Decker, Inc.	114,776,816
	Total Machinery	$ 206,537,362
Pharmaceuticals — 4.8%
566,196	Eli Lilly & Co.	$ 162,141,549
2,725,860	Pfizer, Inc.	141,117,772
	Total Pharmaceuticals	$ 303,259,321
Professional Services — 1.6%
457,413	Verisk Analytics, Inc.	$ 98,174,552
	Total Professional Services	$ 98,174,552
Semiconductors & Semiconductor Equipment — 6.0%
493,524	NVIDIA Corp.	$ 134,662,959
1,587,336	QUALCOMM, Inc.	242,576,687
	Total Semiconductors & Semiconductor Equipment	$ 377,239,646
Software — 12.1%
290,963(a)	Adobe, Inc.	$ 132,568,562
1,573,529	Microsoft Corp.	485,134,726
654,226(a)	Salesforce, Inc.	138,905,264
	Total Software	$ 756,608,552

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Shares		Value
	Specialty Retail — 5.0%
168,851(a)	O’Reilly Automotive, Inc.	$ 115,656,181
1,100,509	Ross Stores, Inc.	99,552,044
1,653,902	TJX Cos., Inc.	100,193,383
	Total Specialty Retail	$ 315,401,608
	Technology Hardware, Storage & Peripherals — 4.5%
1,603,953	Apple, Inc.	$ 280,066,233
	Total Technology Hardware, Storage & Peripherals	$ 280,066,233
	TOTAL COMMON STOCKS
	(Cost $3,143,273,854)	$6,208,332,705
	SHORT TERM INVESTMENTS — 0.5% of
	Net Assets
	Open-End Fund — 0.5%
31,575,680(b)	Dreyfus Government Cash Management,
	Institutional Shares, 0.19%	$ 31,575,680
		$ 31,575,680
	TOTAL SHORT TERM INVESTMENTS
	(Cost $31,575,680)	$ 31,575,680
	TOTAL INVESTMENTS IN UNAFFILIATED
	ISSUERS — 99.5%
	(Cost $3,174,849,534)	$6,239,908,385
	OTHER ASSETS AND LIABILITIES — 0.5%	$ 31,438,016
	NET ASSETS — 100.0%	$6,271,346,401

(a)	Non-income producing security.
(b)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2022.

Purchases and sales of securities (excluding short term investments and in-kind redemptions) for the year ended March 31, 2022, aggregated $1,229,178,457 and $2,410,205,250, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2022, the Fund did not engage in any cross trade activity.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 23

Schedule of Investments | 3/31/22 (continued)

At March 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $3,193,528,260 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 3,091,597,282
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(45,217,157)
Net unrealized appreciation	$ 3,046,380,125

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of March 31, 2022, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$6,208,332,705	$—	$—	$6,208,332,705
Open-End Fund	31,575,680	—	—	31,575,680
Total Investments
in Securities	$6,239,908,385	$—	$—	$6,239,908,385

During the year ended March 31, 2022, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Statement of Assets and Liabilities | 3/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $3,174,849,534)	$6,239,908,385
Receivables —
Investment securities sold	56,331,702
Fund shares sold	8,454,086
Dividends	2,220,573
Interest	1,800
Due from affiliates	1,411
Other assets	12,603
Total assets	$6,306,930,560
LIABILITIES:
Payables —
Investment securities purchased	$ 25,703,645
Fund shares repurchased	7,979,029
Due to affiliates	500,537
Accrued expenses	1,400,948
Total liabilities	$ 35,584,159
NET ASSETS:
Paid-in capital	$3,011,724,180
Distributable earnings	3,259,622,221
Net assets	$6,271,346,401
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,159,356,452/39,632,326 shares)	$ 29.25
Class C (based on $356,963,400/14,415,200 shares)	$ 24.76
Class K (based on $844,949,395/28,749,915 shares)	$ 29.39
Class R (based on $111,781,285/3,967,445 shares)	$ 28.17
Class Y (based on $3,798,295,869/127,769,620 shares)	$ 29.73
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $29.25 net asset value per share/100%-5.75%
maximum sales charge)	$ 31.03

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 25

Statement of Operations
FOR THE YEAR ENDED 3/31/22

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$ 51,162,042
Interest from unaffiliated issuers	3,544
Total Investment Income		$ 51,165,586
EXPENSES:
Management fees	$ 42,109,087
Administrative expenses	1,699,055
Transfer agent fees
Class A	1,097,953
Class C	247,752
Class K	18,315
Class R	281,712
Class Y	4,722,349
Distribution fees
Class A	3,077,715
Class C	4,231,195
Class R	580,018
Shareowner communications expense	245,441
Custodian fees	62,346
Registration fees	169,028
Professional fees	300,755
Printing expense	15,309
Trustees’ fees	320,611
Insurance expense	386
Miscellaneous	481,240
Total expenses		$ 59,660,267
Net investment income (loss)		$ (8,494,681)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 849,346,451
In-kind redemption	50,377,738	$ 899,724,189
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ (136,872,132)
Net realized and unrealized gain (loss) on investments		$ 762,852,057
Net increase in net assets resulting from operations		$ 754,357,376

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/22	3/31/21
FROM OPERATIONS:
Net investment income (loss)	$ (8,494,681)	$ 4,649,181
Net realized gain (loss) on investments	899,724,189	970,134,700
Change in net unrealized appreciation
(depreciation) on investments	(136,872,132)	1,762,393,871
Net increase in net assets resulting from
operations	$ 754,357,376	$ 2,737,177,752
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($6.41 and $2.83 per share, respectively)	$ (220,439,180)	$ (94,466,550)
Class C ($6.41 and $2.83 per share, respectively)	(83,770,214)	(45,098,174)
Class K ($6.45 and $2.91 per share, respectively)	(170,015,835)	(77,636,740)
Class R ($6.41 and $2.83 per share, respectively)	(21,346,897)	(9,663,029)
Class Y ($6.42 and $2.88 per share, respectively)	(721,203,108)	(369,919,067)
Total distributions to shareowners	$(1,216,775,234)	$ (596,783,560)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,166,360,816	$ 1,234,749,738
Reinvestment of distributions	1,082,103,084	535,831,760
Cost of shares repurchased	(2,195,790,517)	(2,246,465,570)
In-kind redemptions	(118,841,723)	—
Net decrease in net assets resulting from Fund
share transactions	$ (66,168,340)	$ (475,884,072)
Net increase (decrease) in net assets	$ (528,586,198)	$ 1,664,510,120
NET ASSETS:
Beginning of year	$ 6,799,932,599	$ 5,135,422,479
End of year	$ 6,271,346,401	$ 6,799,932,599

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 27

Statements of Changes in Net Assets

(continued)

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/22	3/31/22	3/31/21	3/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	5,916,957	$ 193,390,629	7,407,994	$ 219,461,981
Reinvestment of
distributions	6,120,527	190,042,360	2,715,972	81,261,884
Less shares
repurchased	(8,283,604)	(270,947,644)	(10,143,541)	(299,316,735)
Net increase
(decrease)	3,753,880	$ 112,485,345	(19,575)	$ 1,407,130
Class C
Shares sold	954,022	$ 27,190,474	1,558,051	$ 40,271,983
Reinvestment of
distributions	2,977,434	78,455,403	1,556,931	41,025,186
Less shares
repurchased	(4,966,819)	(142,043,233)	(6,222,350)	(164,763,329)
Net decrease	(1,035,363)	$ (36,397,356)	(3,107,368)	$ (83,466,160)
Class K
Shares sold	7,266,187	$ 257,346,721	6,834,011	$ 201,878,300
Reinvestment of
distributions	5,186,648	161,912,679	2,441,135	73,323,605
Less shares
repurchased	(10,190,949)	(333,765,561)	(11,292,370)	(339,878,863)
Net increase
(decrease)	2,261,886	$ 85,493,839	(2,017,224)	$ (64,676,958)
Class R
Shares sold	575,060	$ 18,183,749	536,207	$ 15,380,122
Reinvestment of
distributions	703,930	21,082,679	324,682	9,464,372
Less shares
repurchased	(810,799)	(25,924,419)	(1,274,093)	(36,244,726)
Net increase
(decrease)	468,191	$ 13,342,009	(413,204)	$ (11,400,232)
Class Y
Shares sold	20,581,872	$ 670,249,243	25,747,914	$ 757,757,352
Reinvestment of
distributions	19,986,382	630,609,963	10,916,939	330,756,713
Less shares
repurchased	(41,837,910)	(1,423,109,660)	(47,125,474)	(1,406,261,917)
In-kind redemptions	(3,317,748)	(118,841,723)	—	—
Net decrease	(4,587,404)	$ (241,092,177)	(10,460,621)	$ (317,747,852)

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class A
Net asset value, beginning of period	$ 31.88	$ 22.43	$ 24.21	$ 22.66	$ 20.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.09)	$ (0.03)(b)	$ 0.04	$ 0.06	$ 0.06
Net realized and unrealized gain (loss) on investments	3.87	12.31	(0.36)	2.77	2.87
Net increase (decrease) from investment operations	$ 3.78	$ 12.28	$ (0.32)	$ 2.83	$ 2.93
Distributions to shareowners:
Net investment income	$ —	$ —	$ (0.01)	$ (0.05)	$ (0.04)
Net realized gain	(6.41)	(2.83)	(1.45)	(1.23)	(1.01)
Total distributions	$ (6.41)	$ (2.83)	$ (1.46)	$ (1.28)	$ (1.05)
Net increase (decrease) in net asset value	$ (2.63)	$ 9.45	$ (1.78)	$ 1.55	$ 1.88
Net asset value, end of period	$ 29.25	$ 31.88	$ 22.43	$ 24.21	$ 22.66
Total return (c)	10.70%	55.55%	(2.17)%	12.90%	14.16%
Ratio of net expenses to average net assets	1.00%	1.04%	1.07%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	(0.26)%	(0.10)%	0.16%	0.25%	0.25%
Portfolio turnover rate	18%(d)	24%	23%(d)	26%	38%
Net assets, end of period (in thousands)	$1,159,356	$1,143,970	$805,102	$1,042,168	$1,195,674
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.00%	1.04%	1.07%	1.09%	1.10%
Net investment income (loss) to average net assets	(0.26)%	(0.10)%	0.16%	0.25%	0.24%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 29

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class C
Net asset value, beginning of period	$ 28.01	$ 20.07	$ 21.93	$ 20.73	$ 19.17
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.28)	$ (0.21)(b)	$ (0.12)(b)	$ (0.08)(b)	$ (0.08)(b)
Net realized and unrealized gain (loss) on investments	3.44	10.98	(0.29)	2.51	2.65
Net increase (decrease) from investment operations	$ 3.16	$ 10.77	$ (0.41)	$ 2.43	$ 2.57
Distributions to shareowners:
Net realized gain	$ (6.41)	$ (2.83)	$ (1.45)	$ (1.23)	$ (1.01)
Total distributions	$ (6.41)	$ (2.83)	$ (1.45)	$ (1.23)	$ (1.01)
Net increase (decrease) in net asset value	$ (3.25)	$ 7.94	$ (1.86)	$ 1.20	$ 1.56
Net asset value, end of period	$ 24.76	$ 28.01	$ 20.07	$ 21.93	$ 20.73
Total return (c)	9.91%	54.53%	(2.81)%	12.12%	13.46%
Ratio of net expenses to average net assets	1.71%	1.72%	1.74%	1.73%	1.74%
Ratio of net investment income (loss) to average net assets	(0.98)%	(0.79)%	(0.51)%	(0.39)%	(0.40)%
Portfolio turnover rate	18%(d)	24%	23%(d)	26%	38%
Net assets, end of period (in thousands)	$356,963	$432,822	$372,488	$444,786	$473,154

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class K
Net asset value, beginning of period	$ 31.94	$ 22.43	$ 24.21	$ 22.68	$ 20.79
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.03(b)	$ 0.08	$ 0.15	$ 0.16	$ 0.16
Net realized and unrealized gain (loss) on investments	3.87	12.34	(0.36)	2.76	2.88
Net increase (decrease) from investment operations	$ 3.90	$ 12.42	$ (0.21)	$ 2.92	$ 3.04
Distributions to shareowners:
Net investment income	$ (0.04)	$ (0.08)	$ (0.12)	$ (0.16)	$ (0.14)
Net realized gain	(6.41)	(2.83)	(1.45)	(1.23)	(1.01)
Total distributions	$ (6.45)	$ (2.91)	$ (1.57)	$ (1.39)	$ (1.15)
Net increase (decrease) in net asset value	$ (2.55)	$ 9.51	$ (1.78)	$ 1.53	$ 1.89
Net asset value, end of period	$ 29.39	$ 31.94	$ 22.43	$ 24.21	$ 22.68
Total return (c)	11.08%	56.21%	(1.78)%	13.39%	14.68%
Ratio of net expenses to average net assets	0.66%	0.65%	0.66%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	0.09%	0.28%	0.58%	0.68%	0.69%
Portfolio turnover rate	18%(d)	24%	23%(d)	26%	38%
Net assets, end of period (in thousands)	$844,949	$846,019	$639,430	$680,094	$614,710

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 31

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class R
Net asset value, beginning of period	$ 31.03	$ 21.95	$ 23.79	$ 22.31	$ 20.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.21)	$ (0.13)(b)	$ (0.04)(b)	$ (0.01)(b)	$ (0.01)(b)
Net realized and unrealized gain (loss) on investments	3.76	12.04	(0.35)	2.72	2.84
Net increase (decrease) from investment operations	$ 3.55	$ 11.91	$ (0.39)	$ 2.71	$ 2.83
Distributions to shareowners:
Net realized gain	$ (6.41)	$ (2.83)	$ (1.45)	$ (1.23)	$ (1.01)
Total distributions	$ (6.41)	$ (2.83)	$ (1.45)	$ (1.23)	$ (1.01)
Net increase (decrease) in net asset value	$ (2.86)	$ 9.08	$ (1.84)	$ 1.48	$ 1.82
Net asset value, end of period	$ 28.17	$ 31.03	$ 21.95	$ 23.79	$ 22.31
Total return (c)	10.22%	55.07%	(2.50)%	12.52%	13.87%
Ratio of net expenses to average net assets	1.40%	1.39%	1.40%	1.39%	1.40%
Ratio of net investment income (loss) to average net assets	(0.66)%	(0.46)%	(0.17)%	(0.04)%	(0.05)%
Portfolio turnover rate	18%(d)	24%	23%(d)	26%	38%
Net assets, end of period (in thousands)	$111,781	$108,568	$85,892	$114,781	$124,614
Ratios with no waiver of fees and assumption of expenses by the
Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.40%	1.39%	1.42%	1.39%	1.42%
Net investment income (loss) to average net assets	(0.66)%	(0.46)%	(0.19)%	(0.04)%	(0.07)%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Class Y
Net asset value, beginning of period	$ 32.25	$ 22.63	$ 24.42	$ 22.86	$ 20.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ (0.01)	$ 0.05	$ 0.12	$ 0.14	$ 0.13
Net realized and unrealized gain (loss) on investments	3.91	12.45	(0.36)	2.79	2.90
Net increase (decrease) from investment operations	$ 3.90	$ 12.50	$ (0.24)	$ 2.93	$ 3.03
Distributions to shareowners:
Net investment income	$ (0.01)	$ (0.05)	$ (0.10)	$ (0.14)	$ (0.11)
Net realized gain	(6.41)	(2.83)	(1.45)	(1.23)	(1.01)
Total distributions	$ (6.42)	$ (2.88)	$ (1.55)	$ (1.37)	$ (1.12)
Net increase (decrease) in net asset value	$ (2.52)	$ (2.88)	$ (1.79)	$ 1.56	$ 1.91
Net asset value, end of period	$ 29.73	$ 32.25	$ 22.63	$ 24.42	$ 22.86
Total return (b)	10.97%	56.06%	(1.89)%	13.28%	14.54%
Ratio of net expenses to average net assets	0.76%	0.76%	0.76%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.18%	0.47%	0.58%	0.58%
Portfolio turnover rate	18%(c)	24%	23%(c)	26%	38%
Net assets, end of period (in thousands)	$3,798,296	$4,268,553	$3,232,510	$3,563,173	$3,769,893

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

The accompanying notes are an integral part of these financial statements.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 33

Notes to Financial Statements | 3/31/22

1. Organization and Significant Accounting Policies

Pioneer Fundamental Growth Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollarweighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date.

Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).

Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU

34 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.	Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 35

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At March 31, 2022, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.	Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex- dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

36 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

C.	Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

At March 31, 2022, the Fund reclassified $50,377,738 to decrease distributable earnings and $50,377,738 to increase paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$ 25,708,852	$ 9,677,539
Long-term capital gains	1,191,066,382	587,106,021
Total	$1,216,775,234	$596,783,560

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2022:

2022
Distributable earnings/(losses):
Undistributed ordinary income	$ 11,741,299
Undistributed long-term capital gains	201,500,797
Net unrealized appreciation	3,046,380,125
Total	$3,259,622,221

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 37

D.	Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $97,788 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2022.

E.	Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.	Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

38 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 39

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.

As of the date of this report, a significant portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses and any available capital loss carryforwards in any fiscal year, it generally will be required to distribute that excess to shareholders. You may receive distributions that are attributable to appreciation that was present in the Fund’s portfolio securities at the time you made your investment but had not been realized at that time, or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you. You should consult your tax adviser about the tax consequences of your investment in the Fund.

40 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $6.5 billion of the Fund’s average daily net assets and 0.55% of the Fund’s average daily net assets over $7.5 billion. For the year ended March 31, 2022, the effective management fee was equivalent to 0.61% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions and acquired fund fees and expenses, and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R and Class Y respectively. These expense limitations are in effect through August 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. There were no fees waived and expenses reimbursed during the year ended March 31, 2022. There is no expense limitation arrangement for Class C or Class K.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $327,783 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended March 31, 2022, the Fund paid $320,611 in Trustees' compensation, which is reflected on Statement of Operations as Trustees' fees. At March 31, 2022, the Fund had a payable for Trustees' fees on its Statement of Assets and Liabilities of $0.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 41

4. Transfer Agent

For the period from April 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended March 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$ 97,730
Class C	18,134
Class K	20,257
Class R	3,571
Class Y	105,749
Total	$245,441

5. Distribution and Service Plans

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $172,754 in distribution fees payable to the Distributor at March 31, 2022.

The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to

42 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended March 31, 2022, CDSCs in the amount of $10,924 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2022, the Fund had no borrowings under the credit facility.

7. In-Kind Redemption

In accordance with guidelines described in a Fund’s prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (“in-kind redemption”). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the year ended March 31, 2022, the

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 43

Fund recorded a redemption in-kind of portfolio securities and cash that was valued at $118,841,723. The redeeming shareholder received a pro-rata share of the securities held by the Fund. The distribution of such securities generated a realized gain of $50,377,738 for the Fund, which is reflected on the Statement Operations.

8. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

44 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust X and the Shareholders of Pioneer Fundamental Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Fundamental Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust X (the “Trust”)), including the schedule of investments, as of March 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Fundamental Growth Fund (one of the funds constituting Pioneer Series Trust X) at March 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 45

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
May 26, 2022

46 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Additional Information (unaudited)

For the year ended March 31, 2022, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

The Fund designated $1,191,066,382, as long-term capital gains distributions during the year ended March 31, 2022. Distributable long-term gains are based on net realized long-term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 47

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

48 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Independent Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 –	Director, Broadridge Financial
Chairman of the Board	Serves until a	2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	successor trustee	(technology products for securities lending industry); and Senior	communications and securities
	is elected or earlier	Executive Vice President, The Bank of New York (financial and	processing provider for financial
	retirement or removal.	securities services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (71)	Serves until a	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	successor trustee		community newspaper group)
	is elected or earlier		(2015-present)
retirement or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a	Mellon Investment Management (investment management firm)
	successor trustee	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	is elected or earlier	Executive Vice President Head of Product, BNY Mellon Investment
	retirement or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 49

Independent Trustees (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (77)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a	(1972 – present)	Investment Trust and Mellon
	successor trustee		Institutional Funds Master Portfolio
	is elected or earlier		(oversaw 17 portfolios in fund
	retirement or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Trustee	Serves until a	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	successor trustee	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
	is elected or earlier	Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
	retirement or removal.	(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care
agency) (1999 – 2018)

50 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (65)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International
	2014 - 2017). Serves	Investments Group, American International Group, Inc. (insurance
	until a successor	company) (1993 – 2001); Vice President – Corporate Finance and
	trustee is elected	Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice
	or earlier retirement	President – Asset/Liability Management Group, Federal Farm Funding
	or removal.	Corporation (government-sponsored issuer of debt securities) (1988 –
1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel
Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (73)	Trustee since 2002.	Chief Financial Officer, American Ag Energy, Inc. (controlled	Director of New America High
Trustee	Serves until a	environment and agriculture company) (2016 – present); and President	Income Fund, Inc. (closed-end
	successor trustee is	and Chief Executive Officer, Metric Financial Inc. (formerly known as	investment company) (2004 –
	elected or earlier	Newbury Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	retirement or removal.		Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	successor trustee is	and investment company services) (1969 – 2012); Director, BNY
	elected or earlier	International Financing Corp. (financial services) (2002 – 2012); Director,
	retirement or removal.	Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 51

Interested Trustees

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment	None
Trustee, President and	Serves until a	management firm) (since September 2014); Director, CEO and President
Chief Executive Officer	successor trustee is	of Amundi Asset Management US, Inc. (since September 2014); Director,
	elected or earlier	CEO and President of Amundi Distributor US, Inc. (since September 2014);
	retirement or removal.	Director, CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	successor trustee is	firm); Director and Executive Vice President and Chief Investment Officer,
	elected or earlier	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	retirement or removal.	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since
2009); Portfolio Manager of Amundi US (since 1999); and Director of
Amundi Holdings US, Inc. (since 2017)

*	Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund’s investment adviser and certain of its affiliates.

52 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2003. Serves	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	at the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	at the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	at the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2002. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2002. Serves	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
	the Board	Fund Treasury Analyst from 2012 - 2020

Pioneer Fundamental Growth Fund | Annual Report | 3/31/22 53

Fund Officers (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Trustee
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director
	the Board	of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money Laundering	Serves at the	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Officer	discretion of the Board	Financial Security of Amundi US since July 2021; and Vice President,
Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit
Agricole Indosuez Wealth Management (investment management
firm) (2013 – 2021)

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60 Pioneer Fundamental Growth Fund | Annual Report | 3/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, RI 02940-8097

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19341-16-0522

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $91,150 payable to Ernst & Young LLP for the year ended March 31, 2022 and $91,150 for the year ended March 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $26,447 and $26,447 during the fiscal years ended March 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $26,447 and $26,447 during the fiscal years ended March 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date June 6, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date June 6, 2022

* Print the name and title of each signing officer under his or her signature.